^


                     Prime Value Fund of
                 Pacific Horizon Funds, Inc.


Dear Shareholder:

          A special meeting of the shareholders of the Prime Value Fund of Pacific Horizon Funds, Inc. (the "Prime Value
Fund") has been called for September    ^       26,     1995
at 10:30 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

          As you are aware, many of the shareholders of the Prime Value Fund are institutional trust clients of BankAmerica Corporation. The Board of Directors of the Prime Value Fund considered the upcoming sale of BankAmerica Corporation's institutional trust business and its likely effect on the Prime Value Fund. After considering the various alternatives available to address concerns raised by the anticipated loss of the Prime Value Fund's primary market which would result from such sale, your Board unanimously concluded that the proposed reorganization of the Prime Value Fund into a parallel portfolio of Federated Investor's Money Market Obligations Trust, is in the best interests of the Prime Value Fund and its shareholders. Shareholders will be asked at the special meeting to consider and vote upon the proposed reorganization. Please see the enclosed proxy/registration statement for detailed information regarding the proposed reorganization and a comparison of the funds.

          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

          In order to avoid delays or resolicitation, please sign and return the enclosed proxy card.

                                   Sincerely,



   ^
                                      Cornelius J. Pings
                                   Chairman and President
                 PACIFIC HORIZON FUNDS, INC.
                    125 West 55th Street
                  New York, New York  10019

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   OF THE PRIME VALUE FUND
       To be held on September    ^       26,     1995


To the Shareholders of the
  Prime Value Fund, an
  Investment Portfolio Offered by
  Pacific Horizon Funds, Inc.


  NOTICE IS HEREBY GIVEN THAT a Special Meeting of
Shareholders of the PRIME VALUE FUND, an investment
portfolio offered by Pacific Horizon Funds, Inc. ("Pacific
Horizon"), will be held at    ^       1900 East Dublin-
Granville Road, Columbus, Ohio 43229     on September
   ^       26,     1995 at 10:30 a.m., Eastern time (the
"Meeting"), for the following purposes:

               ITEM 1.     To approve or disapprove an
               Agreement and Plan of Reorganization by and between Pacific Horizon and Money Market Obligations Trust ("MMOT") and the transactions contemplated thereby, including
               (1) the transfer of all of the assets and known liabilities of Pacific Horizon's Prime Value Fund ("Prime Value Fund") to MMOT's Prime Obligations Fund ("Prime Obligations Fund") in exchange for Institutional Shares of the Prime Obligations Fund which shall thereafter be distributed by Pacific Horizon to the holders of Pacific Horizon shares and Horizon shares of the Prime Value Fund; and
               (2) the amendment of Pacific Horizon's
               Charter to cancel all of the issued and
               outstanding shares of the Prime Value Fund in connection with the liquidation of the Prime Value Fund.

               ITEM 2.     To transact such other business
               as may properly come before the Meeting or any adjournment thereof.

  Your directors recommend that you vote in favor of Item 1.

  The proposed reorganization and related matters are described in the attached Combined Proxy Statement and Prospectus. A copy of the Agreement and Plan of Reorganization is attached as Appendix A thereto.

  Shareholders of record as of the close of business on August 21, 1995 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

  SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO PACIFIC HORIZON A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.


                                     By the Order of the
                                     Board of Directors


                                     W. Bruce McConnel, III
                                     Secretary


September 11, 1995

                 PACIFIC HORIZON FUNDS, INC.
       125 West 55th Street, New York, New York 10019
                   Phone:  (800) 332-3863

               MONEY MARKET OBLIGATIONS TRUST
                  Federated Investors Tower
               Pittsburgh, Pennsylvania  15222
                   Phone:  (800) 235-4669


           COMBINED PROXY STATEMENT AND PROSPECTUS
                  Dated September 11, 1995

  This Combined Proxy Statement and Prospectus is being
furnished in connection with the solicitation of proxies by
the Board of Directors of Pacific Horizon Funds, Inc.
("Pacific Horizon") in connection with the Special Meeting
of Shareholders of the Prime Value Fund (the "Prime Value
Fund") to be held at 10:30 a.m. Eastern time on September
   ^       26,     1995 (the "Meeting") at    ^       1900
East Dublin-Granville Road, Columbus, Ohio 43229,     at
which shareholders of the Prime Value Fund of Pacific
Horizon will be asked to approve a proposed Agreement and Plan of Reorganization dated as of August 22, 1995 (the
"Reorganization Agreement") by and between Pacific Horizon and Money Market Obligations Trust ("MMOT") and the transactions contemplated thereby (the "Reorganization").

  Pacific Horizon and MMOT are open-end, series type management investment companies. The Board of Directors of Pacific Horizon, including the non-interested Directors at the meeting, has determined that it is in the best interests of Pacific Horizon and the shareholders of the Prime Value Fund to be reorganized into MMOT's Prime Obligations Fund (the "Prime Obligations Fund").

  The Reorganization Agreement provides that all of the assets and known liabilities of the Prime Value Fund will be transferred to the Prime Obligations Fund. In exchange for the transfer of these assets, and known liabilities, MMOT will simultaneously issue a number of full and fractional shares of stock in the Prime Obligations Fund of its Institutional Shares class (the "Institutional Shares") equal in number to the number of full and fractional Pacific Horizon shares and Horizon shares (the "Pacific Horizon Shares" and "Horizon Shares," respectively) representing interests in the Prime Value Fund outstanding immediately prior to the time the Reorganization becomes effective (the "Effective Time of the Reorganization"), provided that at the Effective Time of the Reorganization the price per Pacific Horizon Share and Horizon Share of the Prime Value Fund and the price per Institutional Share of the Prime Obligations Fund for purposes of sales and redemptions is $1.00 based on the amortized cost valuation procedures that have been adopted by Pacific Horizon and MMOT.

  The Prime Value Fund will then make a liquidating distribution to its shareholders of the Prime Obligations Fund's Institutional Shares received from MMOT, so that holders of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund at the Effective Time of the Reorganization will receive a number of full and fractional Institutional Shares of the Prime Obligations Fund having a value equal to the value of the shareholder's shares in the Prime Value Fund immediately before the Effective Time of the Reorganization. Holders of Pacific Horizon Shares or Horizon Shares of the Prime Value Fund will receive shares of the Prime Obligations Fund without the imposition of any fees or other charges. The Reorganization Agreement further provides that following the liquidation of the Prime Value Fund all of the issued and outstanding shares of the Prime Value Fund will be cancelled.

  This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the Prime
Value Fund should know before voting on the Reorganization
Agreement (and the transactions contemplated thereby), and should be retained for future reference. A Statement of Additional Information relating to this Combined Proxy
Statement and Prospectus dated September 11, 1995, is incorporated herein by reference and is available upon oral or written request and at no charge from Pacific Horizon at the address or telephone number shown above. The
Reorganization Agreement is attached to this Combined Proxy
Statement and Prospectus as Appendix A and is incorporated herein by reference.

  The Prospectus relating to the Institutional Shares of the Prime Obligations Fund of MMOT dated November 30, 1994, which describes the investment objective, policies, and operations of the Institutional Shares of the Prime Obligations Fund, accompanies this Combined Proxy Statement and Prospectus. Additional information is set forth in the Statement of Additional Information of the Prime Obligations Fund dated November 30, 1994, in this Combined Proxy Statement and Prospectus, and in Pacific Horizon's Prospectus and Statement of Additional Information dated July 1, 1995. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling Pacific Horizon or MMOT at the respective addresses or telephone numbers shown above on the cover page of this Combined Proxy Statement and Prospectus. The information contained in each of these Prospectuses and Statements of Additional Information is incorporated herein by reference. Copies of MMOT's and Pacific Horizon's Annual Reports and MMOT's most recent Semi-Annual Report for the Prime Value Fund and Prime Obligations Fund are available upon request and without charge to any shareholder of the Prime Value Fund by writing or calling Pacific Horizon or MMOT at the respective addresses or telephone numbers indicated above.

  This Combined Proxy Statement and Prospectus constitutes the proxy statement of Pacific Horizon for the Meeting and the Prospectus for Institutional Shares of MMOT's Prime Obligations Fund, which shares have been registered with the SEC and are to be issued in connection with the Reorganization.

  This Combined Proxy Statement and Prospectus is expected to first be sent to shareholders of the Prime Value Fund on or about September 11, 1995. Shareholders of Pacific
Horizon may redeem their shares of the Prime Value Fund at any time prior to the Effective Time of the Reorganization.

  Shares of the Prime Value Fund and Prime Obligations Fund (collectively, the "Funds") are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investments in the Funds involve investment risk, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT AND PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PACIFIC HORIZON OR MMOT.
                 Pacific Horizon Funds, Inc.
               Money Market Obligations Trust
           Combined Proxy Statement and Prospectus


                      Table of Contents
                                                            Page


   Comparative Fee Table  6
SUMMARY     9
Proposed Reorganization     9
Reasons for Reorganization     9
Federal Income Tax Consequences     10
Comparison of the Investment Objectives of the Funds
   10
Risk Factors     11
   ^
Investment Advisers and Advisory Fees     11
Purchase Procedures     12
Redemption Procedures     13
Exchange Procedures     15
Dividends, Distributions and Pricing     15

INFORMATION RELATING TO THE PROPOSED REORGANIZATION
   16
Description of the Reorganization Agreement     16
Board Considerations     18
Federal Income Tax Consequences.     20
Capitalization.     20
Performance     21

COMPARISON OF THE FUNDS     22
Investment Objectives and Policies -
Prime Value Fund and Prime Obligations Fund     22
Fundamental Investment Limitations of the
Prime Value Fund and the Prime Obligations Fund     24
Other Information     25

INFORMATION RELATING TO VOTING MATTERS     26
General Information     26
Shareholder    ^    Approval     27
Quorum     27
Appraisal Rights     27
Principal    ^       Shareholders  28

ADDITIONAL INFORMATION ABOUT MMOT AND PACIFIC HORIZON
   29

FINANCIAL STATEMENTS AND EXPERTS     29

OTHER BUSINESS     30

LITIGATION     30

NOTICE TO BANKS, BROKER-DEALERS, VOTING DIRECTORS
AND THEIR NOMINEES     30

SHAREHOLDER INQUIRIES     31

                    Comparative Fee Table

   ^       The following table sets forth:  (i) the current
fees and expenses of the Pacific Horizon Shares and Horizon Shares of the Prime Value Fund as of February 28, 1995, as restated for the Pacific Horizon Shares to reflect current fees; and (ii) the fees and expenses of the Institutional Shares of the Prime Obligations Fund based on expenses expected during the fiscal year ended July 31, 1995. Hypothetical examples based on the table are shown following the table.

                   Comparative Fee Table



                            Prime Value                  Estimated
                                Fund     Prime Value       Prime
                              Pacific        Fund        Obligations
                              Horizon       Horizon         Fund
                            Shares          Shares      Institutional
                                                        Shares*
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average
 daily net assets)
Management Fees (after     0.04%(1)      0.04%(2)      0.07%(3)
waivers)
Shareholder Services Fee   0.00%(1)      ---%(2)       ---%(3)
 (after waivers)
Other Expenses             0.15%(1)      0.15%(2)      0.13%(3)
Total Fund Operating       0.19%(1)      0.19%(2)      0.20%(3)
Expenses
 (after waivers)

*It is anticipated that the Estimated Prime Obligations Fund
Institutional Shares Total Fund Operating Expenses (after waivers) will not be different after giving effect to the acquisition of Prime Value Fund.
                 __________________________

 (1) Management Fees consist of an investment advisory fee and an administration fee, each fee payable at a maximum annual rate of 0.10% of the Prime Value Fund's
      net assets, and a special management services fee payable at the annual rate of 0.32% of the Prime Value
   Fund's average net assets. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time. Absent such fee waivers and/or expense reimbursements, it is estimated that the total operating expenses for Pacific Horizon Shares of the Prime Value Fund would be 0.66%.

 (2) Management Fees consist of an investment advisory fee and an administration fee, each payable at a maximum annual rate of 0.10% of the Prime Value Fund's net assets. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time. Absent such waivers and/or reimbursements, it is estimated that the total operating expenses of the Horizon Shares of the Prime Value Fund would be 0.34%.

   (3)  The management fee has been reduced to reflect the
    voluntary waiver of a portion of the management fee.
     The investment adviser can terminate this voluntary
   waiver at any time at its sole discretion.  The maximum
     management fee is 0.20% and the maximum shareholder
   services fee is 0.25%.  The shareholder services fee is
   incurred to obtain certain shareholder services and to
   maintain shareholder accounts.  The fee is paid by the
    Fund to Federated Shareholder Services pursuant to a
         Shareholder Services Agreement.  The Total
    Institutional Shares Operating Expenses in the table
   above are based on expenses expected during the fiscal
     year ending July 31, 1995.  The Total Institutional
     Shares Operating Expenses were 0.20% for the fiscal
     year ended July 31, 1994, and would have been 0.33%
       absent the voluntary waiver of a portion of the
   management fee.  Absent the Prime Value Fund, the total
   Institutional Shares Operating Expenses would have been
    0.34% absent the voluntary waiver of a portion of the
                       management fee.
               ______________________________

 Example:  The following table illustrates the expenses on a
      $1,000 investment based on the fees and expenses
         stated in the above Comparative Fee Table, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                              1 Year 3 Years  5 Years 10 Years

                      Prime Value Fund
 (Pacific Horizon Shares)        $2      $6      $11     $24

                      Prime Value Fund
 (Horizon Shares)                $2      $6      $11     $24

                     Estimated/Existing
                   Prime Obligations Fund
 (Institutional Shares)          $2      $6      $11     $26


        The purpose of the Example and Table is to assist investors in understanding the various costs and expenses of investing in shares of the Funds.  The example above should not be considered a representation of past or future expenses of the Funds. Actual expenses in the Example and Table may vary from year to year and may be higher or lower than those shown above.

                           SUMMARY

  Proposed Reorganization. Based upon their evaluations of the relevant information presented to them, and in light of their fiduciary duties under Federal and state law, Pacific
Horizon's Board of Directors and MMOT's Board of Trustees, including all of the non-interested members of each Board present at the meetings, have determined that the proposed
Reorganization is in the best interests of the shareholders of Pacific Horizon and MMOT, respectively. Pacific
Horizon's Board recommends the approval of the Reorganization Agreement by the shareholders of the Prime
Value Fund at the Meeting.

  Subject to shareholder approval, the Reorganization Agreement provides for: (a) the acquisition by the Prime Obligations Fund of all of the assets, and the assumption by the Prime Obligations Fund of the known liabilities of the Prime Value Fund in exchange for Institutional Shares of the Prime Obligations Fund; (b) the distribution of the Institutional Shares of the Prime Obligations Fund to the holders of Pacific Horizon Shares and Horizon Shares in liquidation of the Prime Value Fund; and (c) the amendment of Pacific Horizon's Charter to cancel all of the issued and outstanding shares of the Prime Value Fund.

  As a result of the proposed Reorganization, each holder of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund will become a holder of Institutional Shares of the Prime Obligations Fund and will hold, immediately after the Effective Time of the Reorganization, the same number of Institutional Shares of the Prime Obligations Fund as the number of Pacific Horizon Shares and Horizon Shares the shareholder held in the Prime Value Fund immediately before the Effective Time of the Reorganization.

  See "Information Relating to the Proposed Reorganization -
- Description of the Reorganization Agreement" for further information.

  Reasons for Reorganization. In light of certain potential benefits and other factors, the Board of Directors of Pacific Horizon, including the non-interested Directors, has determined that it is in the best interests of Pacific Horizon, and of the Prime Value Fund's shareholders, to reorganize into the Prime Obligations Fund of MMOT. The Board of Directors considered, among other things, as described more fully below under "Information Relating to the Proposed Reorganization -- Board Considerations," the similarity of the investment objectives and policies of the Prime Value Fund with those of the Prime Obligations Fund, the relative performance and expense ratios, and the tax-free nature of the exchange, as well as the fact that all expenses of the Reorganization would be borne by Bank of America National Trust and Savings Association ("Bank of America").

  Similarly, the Board of Directors of MMOT, in approving the Reorganization, determined that it would be advantageous for MMOT, and specifically for the Prime Obligations Fund and its shareholders, to acquire the assets and liabilities of the Prime Value Fund.

  Federal Income Tax Consequences. As a condition to the Reorganization, Pacific Horizon and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code so that no gain or loss will be recognized by either Pacific Horizon or MMOT or their shareholders. The tax cost basis of the Institutional Shares of Prime Obligations Fund received by Pacific Horizon shareholders will be the same as the tax cost basis of their shares in the Pacific Horizon Shares and Horizon Shares.

     Comparison of the Investment Objectives of the Funds. The investment objectives of Prime Value Fund and Prime Obligations Fund are similar and are each described in the Pacific Horizon and MMOT Prospectuses dated July 1, 1995, and November 30, 1994, respectively, as well as this Combined Proxy Statement and Prospectus in the section entitled COMPARISON OF THE FUNDS: Investment Objectives and Policies - Prime Value Fund and Prime Obligations Fund.
Both Prime Obligations Fund and Prime Value Fund seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 and, in that regard, pursue a stable net asset value of $1.00 per share while producing current income. There can be no guarantee that the Funds will achieve their objective or that they will maintain a net asset value of $1.00 per share.

     Both Funds seek to achieve their objectives by investment primarily in U.S. dollar-denominated money market instruments such as bank certificates of deposit,
time deposits, bankers'    ^       acceptances,
commercial paper, repurchase agreement, short-term notes, asset-backed securities, corporate bonds and government obligations. Prime Value Fund, unlike Prime Obligations Fund, invests in dollar-denominated obligations issued by foreign governments and their political subdivisions, "Yankee" bankers' acceptance, municipal securities, participation interests in high quality debt securities of domestic financial institutions, and "stripped" securities issued by the U.S. Treasury. In addition, Prime Value Fund must invest at least 25% of its total assets in obligations of issuers in the banking industry or obligations, such as repurchase agreements, secured by obligations of such issuers (unless the Fund is in a temporary defensive position). Prime Obligations Fund, unlike Prime Value Fund, may enter into or participate in short-term borrowing arrangements with corporations through either a short-term credit facility or a master note agreement payable on demand, as well as invest 25% or more of its total assets in commercial paper issued by commercial finance companies and consumer finance companies.

     Risk Factors. Because of the similarities of the investment objectives and policies between the Prime Value Fund and Prime Obligations Fund, an investment in either the Prime Value Fund or the Prime Obligations Fund involves investment risks that are similar but different in certain respects. Investment risks involved in investing in the Prime Value Fund and the Prime Obligations Fund, in general, are those typically associated with investing in a portfolio of money market instruments.

     A risk associated with investments in the Funds relates to the ability of Prime Obligations Fund to invest 25% or more of its total assets in commercial paper issued by commercial finance companies and consumer finance companies. In contrast, Prime Value Fund must invest at least 25% of its total assets in obligations of issuers in the banking industry or obligations, such as repurchase agreements, secured by obligations of such issuers (unless the Fund is in a temporary defensive position). Because each Fund can concentrate its investments in a particular industry, each Fund is subject to the unique risks that are associated with investment in such industries.

   ^
     Investment Advisers and Advisory Fees. Bank of America, 555 California Street, San Francisco, California 94104, serves as investment adviser to the Prime Value Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Federated Management, Federated Investors Tower, Pittsburgh, Pennsylvania 15222, serves as investment adviser to the Prime Obligations Fund. Federated Management ("Federated"), a Delaware business trust, is a registered investment adviser under the Investment Advisers Act of 1940.

     For investment advisory services rendered to the Prime Value Fund, Bank of America is entitled to receive a fee accrued daily and paid monthly, at the following annual rates: 0.10% of the first $7 billion of the Prime Value Fund's net assets, plus 0.09% of the next $3 billion of the Prime Value Fund's net assets, plus 0.08% of the Prime Value Fund's net assets over $10 billion.

     For investment advisory services rendered to the Prime
Obligations Fund, Federated Management is entitled to receive a fee equal to 0.20 of 1% of the Prime Obligations
Fund's average daily net assets.

     Purchase Procedures. Pacific Horizon Shares and Horizon Shares of the Prime Value Fund are sold without a sales charge. Pacific Horizon Shares of the Prime Value Fund may be purchased directly by mail or by wire from Pacific Horizon's distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") without a charge imposed by the Prime Value Fund, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in shares of the Prime Value Fund. The minimum initial investment in Pacific Horizon Shares of the Prime Value Fund is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100. The minimum subsequent investment in Pacific Horizon Shares of the Prime Value Fund is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Horizon Shares of the Prime Value Fund may be ordered directly through Pacific Horizon's transfer agents or through broker-dealers. The minimum initial investment requirement for Horizon Shares of the Prime Value Fund is $500,000, and there is no minimum subsequent investment requirement. Payment for shares may be made only in federal funds or other funds immediately available to the transfer agents.

     Purchase orders for Pacific Horizon Shares of the Prime Value Fund which are in proper form are effected on a day on which both the Prime Value Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "PH Business Day") at the net asset value per share next determined after receipt by Pacific Horizon's transfer agent at its Kansas City office of both an order and federal funds. Purchases of Pacific Horizon Shares will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two PH Business Days of receipt. Purchase orders for Pacific Horizon Shares effected through automatic investment transactions on behalf of Bank of America's trust and agency accounts that are received by Bank of America before 12:00 noon Pacific Time are effected as of 4:00 p.m. Eastern Time on the same day. Orders for Horizon Shares received by Pacific Horizon's transfer agent before 12:00 noon Eastern time on a PH Business Day will be executed at such time on that day if payment is received by 4:00 p.m. Eastern time on such PH Business Day. Orders for Horizon Shares of the Prime Value Fund received after 12:00 noon Pacific time on a PH Business Day, and orders for which payment has not been received by 4:00 p.m. Eastern time, will not be accepted.

     Institutional Shares of the Prime Obligations Fund are also sold without a sales charge and may be purchased by wire or by mail to Federated Services Company. The minimum initial investment for Institutional Shares of the Prime
Obligations Fund is $25,000. Eligibility for investment in the Prime Obligations Fund is contingent upon an investor accumulating and maintaining a minimum aggregate investment of $200,000,000 in those mutual funds which are distributed by Federated Securities Corp. or are advised by or administered by investment advisers or administrators affiliated with Federal Securities Corp. ("Federated
Funds"). Prime Value Fund shareholders who become shareholders of the Prime Obligations Fund as a result of the Reorganization will be exempt from the $200,000,000 investment eligibility requirement.

     Federal Reserve wire orders for Institutional Shares of the Prime Obligations Fund must be received before 3:00 p.m. Eastern time. Orders by wire for Institutional Shares are considered received immediately. Payment for Institutional Shares by federal funds must be received before 3:00 p.m. Eastern time that day. Mail orders for Institutional Shares are considered received when payment by check is converted into federal funds, which is normally the next business day after the check is received.

     Redemption Procedures. Shareholders of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund may redeem all or any part of the value of their accounts.
Shareholders of Pacific Horizon Shares may redeem their shares by written request, by TeleTrade or by wire. Shareholders of Horizon Shares may redeem their shares by telephone or by terminal access. Redemptions of Pacific Horizon Shares and Horizon Shares are effected at the net asset value per share next determined after receipt of the redemption request by the transfer agent (or transfer agents with respect to Horizon Shares). Proceeds for Pacific Horizon Shares redeemed by teletrade ordinarily will be on deposit in the shareholder's account at a domestic financial institution which is an Automated Clearing House member bank two PH Business Days after receipt of the redemption request, unless the shareholder has requested redemption proceeds be sent by check. A check for redemption proceeds will be sent only to the registered owner(s) and only to the address of record. Proceeds for Pacific Horizon Shares redeemed by wire normally will be wired in federal funds to the commercial bank specified by the shareholder on his account application. Wire redemption proceeds must be in an amount of at least $1,000.

     The Prime Value Fund will make payment for all Pacific Horizon Shares redeemed after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. If the Pacific Horizon Shares to be redeemed have been purchased by check or TeleTrade, Pacific Horizon will, upon clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven PH Business Days. Where redemption is requested other than by mail, Pacific Horizon Shares purchased by check or by TeleTrade will not be redeemed for a period of seven PH Business Days after their purchase. This procedure does not apply to situations where the Prime Value Fund receives payment in cash or immediately available funds for the purchase of Pacific Horizon Shares. During the period prior to the time the Pacific Horizon Shares are redeemed, dividends on such shares will accrue and be payable, and a shareholder will be entitled to exercise all other rights of beneficial ownership. Payment for redeemed Horizon Shares for which a redemption order is received by the transfer agents before 12:00 noon Eastern time on a PH Business Day is normally made in federal funds wired to the redeeming shareholder's account on the same PH Business Day. Payment for redeemed Horizon Shares for which a redemption order is received by the transfer agents after 12:00 noon Eastern
time on a PH Business Day is normally made    ^       in
federal funds wired to the redeeming shareholder's account on the next PH Business Day following redemption. Pacific Horizon Shares and Horizon Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the transfer agents and endorsed for transfer. The Prime Value Fund reserves the right to redeem Pacific Horizon Shares and Horizon Shares in any account at their net asset value if the value of the account as a result of redemptions is less than $500 and $500,000, respectively.

     Shareholders of the Prime Obligations Fund may redeem all or any part of the value of their accounts. Redemption may be requested by mail or by telephone and are effected at the net asset value next determined after receipt of the redemption request by the Prime Obligations Fund. A check for the proceeds of redeemed shares is normally mailed within one business day, but in no event more than seven days, after receipt of a properly written redemption request. If a redemption request by telephone is received before 3:00 p.m. Eastern time, the proceeds will be wired the same day to the shareholder's bank account at a domestic commercial bank which is a member of the Federal Reserve System, and those shares redeemed will not be entitled to that day's dividend. A daily dividend will be paid on shares redeemed if the redemption request is received after 3:00 p.m. Eastern time, but the proceeds will not be wired until the following business day. The Prime Obligations Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000, or the aggregate investment in Federated Funds falls below the required minimum of $200,000,000 to be maintained from and after twelve months from account opening (which Prime Value Fund shareholders will be exempted from), due to shareholder redemptions.

     Exchange Procedures. Shareholders of Pacific Horizon Shares may exchange those shares for like Shares of another fund of Pacific Horizon, or like shares of any investment portfolio of Time Horizon Funds (an open-end investment company managed by an affiliate of Bank of America) after it has commenced operations provided that such other shares may be legally sold in the state of the investor's residence. When Prime Value Fund shares are exchanged for shares of another portfolio in Pacific Horizon which are sold with a sales load, the applicable sales load, if any, will be deducted. The Pacific Horizon shares that are exchanged must have a current value of at least $500 and, in establishing a new account through use of an exchange, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio in which the exchange is being made. Pacific Horizon reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the SEC. Horizon Shares of the Prime Value Fund and Institutional Shares of the Prime Obligations Fund do not have an exchange privilege.

     Dividends, Distributions and Pricing. Dividends on Pacific Horizon Shares and Horizon Shares of the Prime Value Fund and Institutional Shares of the Prime Obligations Fund are declared daily and paid monthly. Pacific Horizon Shares and Horizon Shares of the Prime Value Fund begin accruing dividends on the day the purchase order is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Institutional Shares of the Prime Obligations Fund purchased by wire before 3:00 p.m. Eastern time begin accruing dividends that day. Institutional Shares of the Prime Obligations Fund purchased by check begin earning dividends the day after the check is converted into federal funds. Except as noted in "Redemption Procedures," dividends are paid up to and including the day that a redemption request is processed.

     Although the Prime Obligations Fund and the Prime Value Fund do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year (after reduction for any available loss carry-forwards with respect to the Prime Value Fund.) The treatment of dividends and capital gains distributions received by shareholders of Institutional Shares of the Prime Obligations Fund and by shareholders of Pacific Horizon Shares or Horizon Shares of the Prime Value Fund is, for federal income tax purposes, substantially the same. See also "Federal Income Tax Consequences" below.

     The Prime Value Fund and the Prime Obligations Fund each use the amortized cost method of valuing its shares and each anticipates that its net asset value per share for purchase and redemption purposes will remain constant at $1.00 per share, although there can be no assurance that any Fund will be able to do so on a continuous basis.


     INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this Combined Proxy Statement and Prospectus and which is incorporated herein by reference.

     Description of the Reorganization Agreement. The Reorganization Agreement provides that at the Effective Time of the Reorganization, the assets and known liabilities of the Prime Value Fund will be transferred to and assumed by the Prime Obligations Fund. In exchange for the transfer of the assets of, and the assumption of the known liabilities of the Prime Value Fund, MMOT will issue at the Effective Time of the Reorganization full and fractional Institutional Shares of the Prime Obligations Fund equal in number to the number of full and fractional Pacific Horizon Shares and Horizon Shares of the Prime Value Fund, as determined at the Valuation Time (as defined below) specified in the Reorganization Agreement. The Reorganization Agreement provides that the Prime Value Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the shareholders of the Prime Value Fund all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

     Following the transfer of assets to, and the assumption of the known liabilities of the Prime Value Fund by the Prime Obligations Fund, Pacific Horizon will distribute the Institutional Shares of the Prime Obligations Fund received from MMOT to the holders of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund in liquidation of the Prime Value Fund. Each holder of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund at the Effective Time of the Reorganization will receive an amount of Institutional Shares of equivalent net asset value, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the Pacific Horizon Shares and Horizon Shares of the Prime Value Fund. Following the liquidation of the Prime Value Fund, the outstanding Pacific Horizon Shares and Horizon Shares of the Prime Value Fund (designated, respectively, Class P and Class P, Special Series 2 Common Stock in Pacific Horizon's charter) will be cancelled on the books of Pacific Horizon and become unissued shares. Articles of Amendment further effecting the cancellation will be filed thereafter with the Maryland State Department of Assessments and Taxation.

     The stock transfer books of the Prime Value Fund will be permanently closed at the Effective Time of the Reorganization. If any shares of the Prime Value Fund are represented by a share certificate, the certificate must be surrendered to MMOT's transfer agent for cancellation, or verification of such share certificate's loss and indemnification with respect to such loss must be established, before the Prime Obligations Fund shares issued to the shareholder in the Reorganization can be redeemed.

     Pursuant to the Reorganization Agreement, if the per share net asset value of Pacific Horizon Shares or Horizon Shares of the Prime Value Fund exceeds the per share net asset value of Institutional Shares of the Prime Obligations Fund at 4:00 p.m., Eastern time, on September
   ^       26,     1995, or such earlier or later date and
time as may be mutually agreed by the President or Vice President of each of Pacific Horizon and MMOT (the "Valuation Time") by $0.0010 or more as computed by using the market values of a portfolio's assets, Pacific Horizon's Board of Directors will have the right to postpone the Valuation Time and the Effective Time of the Reorganization with respect to such portfolios until such time as the per share difference is less than $0.0010.

     Likewise, the Reorganization Agreement provides that if the per share net asset value of Institutional Shares of the Prime Obligations Fund exceeds the per share net asset value of Pacific Horizon Shares or Horizon Shares of the Prime Value Fund by $0.0010 or more on the same date and time, MMOT's Board of Trustees will have the right to postpone the Valuation Time and the Effective Time of the Reorganization until such time as the per share difference is less than $0.0010.

     The Reorganization with respect to the Prime Value Fund is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby described in this Combined Proxy Statement and Prospectus by the shareholders of Pacific Horizon; the receipt of certain legal opinions described in Sections 9(d), 9(e), 10(c) and 10(d) of the Reorganization Agreement (which include an opinion of counsel to MMOT that the shares of the Prime Obligations Fund issued to shareholders of the Prime Value Fund in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); that at the Effective Time of the Reorganization the number of Prime Value Fund shares outstanding is at least 60% of the number of Prime Value Fund shares outstanding on May 30, 1995; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be on September
   ^       27,     1995 or such other date as is agreed to
by the parties.

     The Reorganization Agreement provides that Bank of America shall be responsible for the payment of the expenses incurred by Pacific Horizon and MMOT in connection with the Reorganization Agreement and the transactions contemplated thereby.

     The Reorganization Agreement and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the shareholders of the Prime Value Fund (a) the parties thereto may, by written agreement authorized by their respective Boards, and with or without the approval of their respective shareholders, amend any of the provisions of the Reorganization Agreement and (b) any party may waive any breach by the other party for the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

     Board Considerations. Based upon its evaluations of the information presented to it, and in light of its fiduciary duties under Federal and state law, the Board of Directors of Pacific Horizon at a meeting held on May 25, 1995, has determined that the proposed Reorganization is in the best interests of the shareholders of the Prime Value Fund, and recommends the approval of the Reorganization Agreement by such shareholders at the Meeting. The following is a summary of the information that was presented to, and considered by, the Board of Directors in making its determination.

     At the meeting, representatives of Bank of America stated that the Prime Value Fund as an investment product had not developed as expected and is not likely to develop further, particularly because BankAmerica Corporation intends to sell the business which is the Prime Value Fund's target market. However, the Prime Obligations Fund had substantially greater assets (approximately $2.7 billion as of August 21, 1995 versus approximately $524 million for the Prime Value Fund as of August 21, 1995). The Board was advised that management believed that the proposed Reorganization would benefit the Prime Value Fund and its shareholders. These benefits included: greater portfolio trading efficiencies, such as quantity discounts, better securities execution, reduced portfolio volatility resulting from shareholder purchase and redemption activity, an initial higher mark-to-market net asset value per share, and potentially broader portfolio diversification.

     The Board of Directors reviewed the terms of the proposed Reorganization and also considered the compatibility of the investment objectives, policies and restrictions of the Funds. The Directors also considered the federal tax consequences of the Reorganization. In addition, the Board of Directors reviewed the expected costs of the Reorganization, and the fact that all expenses of the Reorganization would be borne by Bank of America.

     The Board reviewed the Prime Obligations Fund's service providers, including without limitation, the Prime
Obligations Fund's investment adviser, administrator, custodian and transfer agent. The Board also reviewed the relative performance and expense ratios of the Prime
Obligations Fund.

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under Federal and state law, Pacific Horizon's Board of Directors determined that the proposed Reorganization was in the best interests of Pacific Horizon and the Prime Value Fund and its shareholders and recommended the approval of the Reorganization Agreement by the Prime Value Fund's shareholders at the Meeting.

     Similarly, at a meeting held on August 25, 1995, the Board of Trustees of MMOT considered the proposed Reorganization with respect to the Prime Obligations Fund. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under Federal and state law, the Board of Trustees determined that the proposed Reorganization was in the best interests of the Prime Obligations Fund and its shareholders.

          Among the matters considered by the Board of Trustees was the agreement of Federated Management assuring that at the Effective Time of the Reorganization, the mark-to-market net asset value of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund shall be comparable to that of Institutional Shares of Prime Obligations Fund.

     Federal Income Tax Consequences. Consummation of the Reorganization is subject to the condition that Pacific Horizon and MMOT receive an opinion from Drinker Biddle & Reath to the effect that for Federal income tax purposes (i) the transfer of all of the assets and liabilities of the Prime Value Fund to the Prime Obligations Fund in exchange for Institutional Shares of the Prime Obligations Fund and the liquidating distributions to holders of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund of the Institutional Shares of the Prime Obligations Fund so received, as described in the Reorganization Agreement, will constitute reorganizations within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, and with respect to the Reorganization, the Prime Value Fund and the Prime Obligations Fund will each be considered "a party to a reorganization" within the meaning of 368(b) of the Code;
(ii) no gain or loss will be recognized by the Prime Value Fund as a result of such transactions; (iii) no gain or loss will be recognized by the Prime Obligations Fund as a result of such transactions; (iv) no gain or loss will be recognized by the holders of Pacific Horizon Shares and Horizon Shares of the Prime Value Fund on the distribution to such holders of Institutional Shares of the Prime Obligations Fund in exchange for their shares of the Prime Value Fund; (v) the basis of the Prime Obligations Fund shares received by a shareholder of the Prime Value Fund will be the same as the basis of the shareholder's Prime Value Fund shares immediately before the Reorganization;
(vi) the basis to the Prime Obligations Fund of the assets of the Prime Value Fund received pursuant to such transactions will be the same as the basis of such assets in the hands of the Prime Value Fund immediately before such transactions; (vii) a shareholder's holding period for the Prime Obligations Fund shares will be determined by including the period for which the shareholder held the Prime Value Fund shares exchanged therefor, provided that the shareholder held such Prime Value Fund shares as a capital asset; and (viii) the Prime Obligations Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Prime Value Fund.

     Capitalization. Because the Prime Value Fund will be combined with the Prime Obligations Fund in the Reorganization, the total capitalization of the Prime Obligations Fund after the Reorganization is expected to be greater than the current capitalization of the Prime Value Fund. The following table sets forth, as of June 30, 1995:
(i) the capitalization of the Prime Value Fund; (ii) the capitalization of the Prime Obligations Fund; and (iii) the pro forma capitalization of the Prime Obligations Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time of the Reorganization as a result of daily share purchase and redemption activity in the Funds.


                                                Prime Obliga-
                                      Prime     tions Fund, as
                    Prime          Obligations  adjusted for the
                  Value Fund           Fund     Reorganization

Total Net Assets     ^       $481,896,785 $3,048,571,773
$3,530,468,558

Shares Outstanding                     ^       482,203,370
3,048,571,773   3,530,468,558

Net Asset Value
 Per Share        $1.00            $1.00            $1.00



     Performance. For the seven-day period ended June 30, 1995, the annualized and effective yields for the Pacific
Horizon Shares and Horizon Shares of the Prime Value Fund;
and the Institutional Shares of the Prime Obligations Fund were as follows:


Annualized
                                     Annualized    Effective
                                       Yield         Yield

Prime Value Fund                           ^       5.66%
5.81%
(Pacific Horizon Shares)

Prime Value Fund                           ^       5.66%
5.81%
(Horizon Shares)

Prime Obligations Fund                     ^       5.73%
5.89%
(Institutional Shares)

     The annualized yield and effective yield are calculated according to formulas prescribed by the SEC and described in the Prime Value Fund's Statement of Additional Information dated July 1, 1995 and the Prime Obligations Fund's Statement of Additional Information dated November 30, 1994.


                   COMPARISON OF THE FUNDS

     Investment Objectives and Policies - Prime Value Fund and Prime Obligations Fund. The investment objective of the Prime Value Fund is "to seek high current income and stability of principal." The investment objective of the Prime Obligations Fund is "to provide current income consistent with stability of principal." Each of the Prime Value Fund's and Prime Obligations Fund's investment objective is a fundamental policy that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")), and each of the Prime Value Fund and Prime Obligations Fund is a money market fund that seeks to maintain a net asset value of $1.00 per share. There can be no guarantee that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

     Each of the Prime Value Fund and the Prime Obligations Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of U.S. dollar-denominated "money market" instruments such as bank certificates of deposit, time deposits, demand deposits, bankers' acceptances, commercial paper, repurchase agreements, short term notes, asset backed securities, corporate bonds and government obligations. Each of the Prime Obligations Fund and Prime Value Fund may enter into reverse repurchase agreements and may lend securities. Assets of the Prime Value Fund and Prime Obligations Fund may be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the SEC, and the dollar weighted average portfolio maturity of each Fund may not exceed 90 days. Each of the Prime Value Fund and Prime Obligations Fund limits its investments to securities that, in the opinion of their respective investment advisers, present minimal credit risks and which are "First Tier Securities" as defined by the SEC. First Tier Securities consist of (i) instruments that are rated at the time of purchase in the top rating category of one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") (if the instrument has been rated by more than one NRSRO, then at least two NRSROs must rate the instrument in their highest category), (ii) instruments that are issued by issuers with a class of securities that is comparable in priority and security having such ratings, or (iii) unrated instruments (including instruments with long-term but no short-term ratings) that are of comparable quality to the rated instruments that a Fund may purchase, as determined by a Fund's investment adviser pursuant to guidelines approved by a Fund's Board.

     Both Prime Value Fund and Prime Obligations Fund seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940. In that regard, both Funds are subject to the same diversification and quality limitations imposed by the Rule.

     The Prime Value Fund and the Prime Obligations Fund may each invest in bank obligations such as certificates of deposit, demand deposits, time deposits, and bankers' acceptances issued or supported by the credit of domestic and foreign banks. The Prime Value Fund will invest only in banks which have total assets at the time of purchase in excess of $1 billion. The Prime Obligations Fund will only invest in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund or Savings Association Insurance Fund. In addition, the Prime Obligations Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment. The Prime Value Fund concentrates its investment in obligations of issuers in the banking industry. Bank instruments eligible for investment by both Funds include Eurodollar Certificates of Deposit and Yankee Certificates of Deposit. The Prime Value Fund, unlike the Prime Obligations Fund, is subject to a limitation which restricts its investments in bank obligations consisting of interest-bearing savings deposits in commercial banks to amounts not exceeding 5% of the Fund's assets. In addition, the Prime Value Fund, unlike the Prime Obligations Fund, may invest in Yankee Bankers' Acceptances.

     Both of the Prime Value Fund and the Prime Obligations Fund may invest in (1) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
(2) commercial paper, short-term notes, and bonds issued by domestic and foreign corporations, including Canadian commercial paper and Europaper; (3) commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1993; and (4) asset-backed securities, which are securities backed by mortgages, installments sales contracts, credit card receivables or other assets. Asset-backed securities acquired by the Funds include collateralized mortgage obligations issued by private companies.

     Both of the Funds may invest in repurchase agreements and variable and floating rate demand instruments, engage in when-issued and delayed delivery transactions, enter into reverse repurchase agreements, and lend portfolio securities. Although both Funds may enter into repurchase agreements, the Prime Value Fund, unlike the Prime Obligations Fund, intends only to enter into repurchase agreements having maturities not exceeding 60 days. Both Funds may invest up to 10% of their net assets in securities that are illiquid.

     The Prime Value Fund, unlike the Prime Obligations Fund, may invest in (1) U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including debt obligations of supranational entities; (2) "Yankee" Bankers' Acceptances; (3) municipal securities; (4) participation interests in high quality debt securities issued by domestic financial institutions; and (5) "stripped" securities issued by the U.S. Treasury.

     The Prime Obligations Fund, unlike the Prime Value Fund, may (1) enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term credit facility or a master note agreement payable upon demand; and (2) invest 25% or more of its total assets in commercial paper issued by commercial finance companies and consumer finance companies. The Prime Value Fund concentrates its investment in obligations of issuers in the banking industry, not limited to consumer finance companies. Concentrating investments in any one industry may subject the Prime
Obligations Fund    and the Prime Value Fund     to more
risk than if    ^       they     did not concentrate
investments.

     In accordance with current regulations of the SEC and, as a matter of non-fundamental policy that may be changed without shareholder approval, both the Prime Value Fund and the Prime Obligations Fund generally intend to limit their investments in the securities of any single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the respective
Fund's total assets at the time of purchase.

     Fundamental Investment Limitations of the Prime Value
Fund and the Prime Obligations Fund. The Prime Value Fund and Prime Obligations Fund may not change their fundamental investment limitations without an affirmative vote of the holders of a majority of such Fund's outstanding shares (as defined in the 1940 Act). The following is a comparison of certain fundamental investment limitations of the Prime
Value Fund and Prime Obligations Fund.

     The Prime Value Fund may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Prime Value Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the Prime Value Fund's total assets to be invested in the securities of one or more issuers conducting their principal business activities in any other industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. For purposes of this investment limitation, the Prime Value Fund treats, in accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, for purposes of the Prime Value Fund's investment limitation concerning industry concentration, U.K. Building Societies will be considered to be in the banking industry.

     The Prime Obligations Fund will not invest 25% or more of its total assets in any one industry, except that the Prime Obligations Fund will generally invest 25% or more of the value of its total assets in the commercial paper issued by finance companies. Concentrating investments in any one
industry may subject the Prime Obligations Fund    and the
Prime Value Fund     to more risk than if
   ^       they     did not concentrate investments.

     The Prime Value Fund and the Prime Obligations Fund generally may not borrow money or issue senior securities, except that the Funds may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing.

     Other Information. Both Pacific Horizon and MMOT are registered as open-end management investment companies under the 1940 Act. The Prime Value Fund and Prime Obligations Fund are each classified as diversified funds. Currently, Pacific Horizon and MMOT maintain sixteen and six separate investment portfolios which have commenced operations, respectively.

     Pacific Horizon is organized as a Maryland corporation and is subject to the provisions of its Charter and By-laws and to the Maryland General Corporation Law. MMOT is organized as a Massachusetts business trust, and is subject to the provisions of its Declaration of Trust and By-Laws. Although the rights of shareholders of a Maryland corporation vary in certain respects from the rights of shareholders of a Massachusetts business trust, the attributes of a share of common stock in Pacific Horizon are comparable to those of a share of beneficial interest in MMOT. When issued for payment as described in their respective Prospectuses, Pacific Horizon and MMOT shares are fully paid and non-assessable by such entities except, with respect to MMOT shares, that under Massachusetts law, shareholders may, under certain circumstances, be personally liable for MMOT's obligations and liabilities. To protect its shareholders, MMOT has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of MMOT. In the unlikely event a shareholder is held personally liable for MMOT's obligations, MMOT is required to use its property to protect or compensate the shareholder.


           INFORMATION RELATING TO VOTING MATTERS

     General Information. This Combined Proxy Statement and Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Horizon for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Pacific Horizon's officers and service providers may also solicit proxies by telephone, telegraph or personal interview. Pacific Horizon will request that each bank or broker holding shares for others in its name of custody, or in the names of one or more nominees, forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. In addition, although it has not done so to date, Pacific Horizon may retain the services of one or more outside organizations to aid in the solicitation of proxies. Such organizations normally charge a fee plus out-of-pocket expenses. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Pacific Horizon a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

     Only shareholders of record at the close of business on August 21, 1995 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted
   ^       539,190,564.630     shares of the Prime Value
Fund,    ^       (68,502,971.640     Pacific Horizon Shares
and    ^       470,687,592.990     Horizon Shares).  Each
share or fraction thereof is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

     Shareholder Approval.  Approval of the Reorganization
Agreement (and the transactions contemplated thereby) requires the affirmative vote of a majority of all votes entitled to be cast on the matter.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for the purposes of convening the Meeting. On the Reorganization proposal, abstentions and broker non-votes will have the same effect as a vote against the Reorganization proposal.

     The vote of the shareholders of MMOT is not being solicited, because their approval or consent is not necessary for the Reorganization.

     Quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement in favor of such adjournment, and will vote those proxies required to be voted AGAINST such proposal, against any adjournment. Under Pacific Horizon's By-laws, a quorum is constituted with respect to the Prime Value Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Prime Value Fund entitled to vote at the Meeting.

     Appraisal Rights. Shareholders of Pacific Horizon Shares and Horizon Shares are not entitled to any rights of share appraisal under Pacific Horizon's Charter or under the laws of the State of Maryland in connection with the Reorganization. Shareholders have, however, the right to redeem from the Prime Value Fund their shares at net asset value until the Effective Time of the Reorganization, and thereafter shareholders may redeem from MMOT the shares acquired by them in the Reorganization at net asset value subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act.

     Principal Shareholders. As of August 21, 1995, the name, address and percentage ownership of the persons which may have owned beneficially or of record more than 5% of the outstanding Pacific Horizon Shares and Horizon Shares of the
Prime Value Fund    ^    are as follows:

               Pacific Horizon Shares: Bank of America
          Investment Services Inc., for the benefit of its clients, San Francisco, California, owned
          41.78% (28,626,048.590 shares), and Bank of
          America State Trust Company, Pasadena,
          California, owned 57.51% (39,398,552.940
          shares).

               Horizon Shares: TICE & Co, c/o M&T,
          Buffalo, New York owned 96.925%
          (456,214,910.180 shares).

               As of August 21, 1995, the directors and officers of Pacific Horizon as a group owned beneficially less than 1% of the outstanding shares of the Prime Value Fund.

     As of August 21, 1995, the name, address and percentage ownership of the persons which may have owned beneficially or of record more than 5% of the outstanding Institutional
Shares of MMOT's Prime Obligations Fund    ^    are as
follows:

               Prime Obligations Fund:  Institutional
          Shares: VAR & Co., St. Paul, Minnesota, owned
          10.29% (277,985,176.000 shares), and Society
          National Bank - Trust Fund Unit, Cleveland,
          Ohio, owned 6.19% (167,278,317.370 shares).

     On a pro forma basis, giving account to the
Reorganization, the    above-referenced     owners
   ^    of the outstanding shares of Prime Obligations Fund
- Institutional Shares, as of August 21, 1995, would have been: TICE & Co., c/o M&T, Buffalo, New York, would have
owned    ^       14.08%     (456,214,910.180 shares), VAR &
CO., St. Paul, Minnesota, would have owned
   ^       8.58%     (277,985,176.000 shares),
   ^    Society National Bank - Trust Funds Unit, Cleveland,
Ohio, would have owned    ^       5.16%     (167,278,317.370
   shares); Bank of America Investment Services, Inc., for the benefit of its cients, San Francisco, California, would have owned 0.88% (28,626,048.590 shares); and Bank of America State Trust Company, Pasadena, California, would
have owned 1.22% (39,398,552.940     shares).

     As of August 21, 1995, the trustees and officers of MMOT as a group owned beneficially less than 1% of the outstanding shares of the Prime Obligations Fund.


    ADDITIONAL INFORMATION ABOUT MMOT AND PACIFIC HORIZON

     Information about the Prime Obligations Fund and its Institutional Shares is included in the Prospectus dated November 30, 1994, accompanying this Combined Proxy Statement and Prospectus, and is incorporated by reference herein, and information about the Prime Value Fund is included in the Prospectus dated July 1, 1995, which is also incorporated herein by reference. Additional information about the Prime Value Fund is included in the Prime Value Fund's Statement of Additional Information dated July 1, 1995, with respect to its Pacific Horizon Shares and Horizon Shares, which have been filed with the SEC. Additional Information about the Prime Obligations Fund is included in the Prime Obligations Fund's Statement of Additional Information dated November 30, 1994 which has been filed with the SEC. Copies of the Prime Obligations Fund's Annual Report to Shareholders and most recent Semi-Annual Report to Shareholders may be obtained without charge by writing to Federated Administrative Services, Federated Investors Tower, Pittsburgh, PA 15222-3771 or calling 1-800-235-4669.
Copies of the Prime Value Fund's Annual Report to Shareholders may be obtained without charge by writing to Concord, 125 West 55th Street, New York, New York 10019 or by calling 1-800-332-3863. Pacific Horizon and MMOT are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at the office of Concord listed above and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


              FINANCIAL STATEMENTS AND EXPERTS

     The Financial Highlights of the Prime Value Fund, which are unaudited, incorporated herein by reference and the financial statements set forth in the Annual Report to Shareholders for the fiscal year ended February 28, 1995, and incorporated by reference in the Statement of Additional Information dated September 11, 1995, and in the Prime Value Fund's Statement of Additional Information dated July 1, 1995 have been audited by Price Waterhouse LLP. The financial statements and Financial Highlights audited by Price Waterhouse LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting.

     The Financial Highlights for the Institutional Shares of the Prime Obligations Fund for the six-month period ended January 31, 1995 are incorporated herein by reference to MMOT's Semi-Annual Report to Shareholders for such period. The Financial Highlights of the Prime Obligations Fund incorporated herein by reference and the financial statements set forth in the Annual Report to Shareholders for the fiscal year ended July 31, 1994, and incorporated by reference in the Statement of Additional Information dated September 11, 1995 and in the Prime Obligations Funds' Statement of Additional Information dated November 30, 1994, have been audited (except for the six month period ended January 31, 1995) by Arthur Andersen LLP, Independent Accountants, for the periods indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in auditing and accounting.


                       OTHER BUSINESS

     Pacific Horizon's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                         LITIGATION

     Neither Pacific Horizon nor MMOT is involved in any litigation which would have any material adverse financial effect upon either the Prime Value Fund or the Prime
Obligations Fund.


              NOTICE TO BANKS, BROKER-DEALERS,
             VOTING DIRECTORS AND THEIR NOMINEES

     Please advise Pacific Horizon,    ^       c/o Curtis
Barnes, 1900 East Dublin-Granville Road, Columbus, Ohio,
43229     whether other persons are the beneficial owners of
the shares for which proxies are being solicited, and if so, the number of copies of this Combined Proxy Statement and Prospectus and other soliciting material you wish to receive in order to supply copies to beneficial owners. Pacific Horizon will pay persons holding shares in their names or those of their nominees their reasonable expenses incurred in sending soliciting materials to their principals.


                    SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Pacific
Horizon in writing at the address on the cover page of this Combined Proxy Statement and Prospectus or by telephoning
(800) 332-3863.

                            * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                  APPENDIX A TO THE COMBINED
                              PROXY STATEMENT AND PROSPECTUS






                    AGREEMENT AND PLAN OF

                       REORGANIZATION

                       BY AND BETWEEN

                 PACIFIC HORIZON FUNDS, INC.

                             AND

               MONEY MARKET OBLIGATIONS TRUST





             DATED    AS OF     August 22, 1995

                      Table of Contents


 Page

Transfer of Assets of the Prime Value Fund
   ^        1

Liquidating Distributions of the Prime Value
Fund  5

Valuation Time  6

Certain Representations, Warranties and
   Agreements of Pacific Horizon    ^
   6

Certain Representations, Warranties and
Agreements of MMOT  13

Shareholder Action on Behalf of the Prime
Value Fund    ^        17

N-14 Registration Statement    ^        18

Effective Time of the Reorganization    ^
   18

MMOT Conditions    ^        18

Pacific Horizon Conditions    ^        25

Tax Documents    ^        29

Further Assurances    ^        29

Termination of Representations and Warranties
   ^        30

Termination of Agreement    ^        30

Amendment and Waiver    ^        30

Governing Law    ^        31

Successors and Assigns    ^        31

Beneficiaries    ^        31

MMOT Liability    ^        31

Pacific Horizon Liability    ^        32

Notices    ^        33

Expenses    ^        34

Entire Agreement    ^        34

Counterparts    ^        34

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement")

made as of the 22nd day of August, 1995 by and between

Pacific Horizon Funds, Inc. ("Pacific Horizon"), a

corporation organized under the laws of the State of

Maryland on October 27, 1982, and Money Market Obligations

Trust ("MMOT"), a business trust organized under the laws of the Commonwealth of Massachusetts on October 3, 1988.

     WHEREAS, each of Pacific Horizon and MMOT is an open-

end management investment company registered with the

Securities and Exchange Commission (the "SEC") under the

Investment Company Act of 1940, as amended (the "1940 Act");

and

     WHEREAS, the parties desire that all of the assets and

known liabilities of the Prime Value Fund, an investment

portfolio offered by Pacific Horizon ("Prime Value Fund"),

be transferred to, and be acquired and assumed by, the Prime

Obligations Fund, an investment portfolio offered by MMOT

("Prime Obligations Fund"), as stated herein, in exchange

for Institutional Class Shares of the Prime Obligations Fund

which shall thereafter be distributed by Pacific Horizon to

the holders of Pacific Horizon Shares (Class P Common Stock)

and Horizon Shares (Class P-Special Series 2 Common Stock)

of the Prime Value Fund in connection with the liquidation

of the Prime Value Fund as described in this Agreement (the

"Reorganization").

     NOW, THEREFORE, in consideration of the mutual

covenants and agreements hereinafter set forth and subject

to the terms and conditions thereof, the parties hereto,

intending to be legally bound, agree as follows:

     1.   Transfer of Assets of the Prime Value Fund.  (a)

At the Effective Time of the Reorganization (as defined

below), all property of every description, and all

interests, rights, privileges and powers of the Prime Value

Fund other than cash in an amount necessary to pay any

unpaid dividends and distributions as provided in Section 2

hereof (such assets are herein referred to as the "Prime

Value Fund Assets") shall be transferred and conveyed by the

Prime Value Fund to MMOT, on behalf of its Prime Obligations

Fund, and shall be accepted by MMOT, on behalf of the Prime

Obligations Fund, and MMOT on behalf of the Prime

Obligations Fund, shall assume all known liabilities whether accrued, absolute, contingent or otherwise, of the Prime

Value Fund (such known liabilities are herein referred to as the "Prime Value Fund Liabilities") as more particularly set forth in the following paragraph, such that at and after the

Effective Time of the Reorganization:  (i) all assets of the

Prime Value Fund shall become and be the assets of the Prime

Obligations Fund; and (ii) all known liabilities of the

Prime Value Fund shall attach to the Prime Obligations Fund

as aforesaid and may thenceforth be enforced against the

Prime Obligations Fund to the extent as if the same had been incurred by it.  Without limiting the generality of the

foregoing, it is understood that the Prime Value Fund Assets shall include all property and assets of any nature

whatsoever, including, without limitation, all cash, cash

equivalents, securities, and claims and receivables

(including interest receivables) owned by the Prime Value

Fund, at the Effective Time of the Reorganization, and all

goodwill, all other intangible property and all books and

records belonging to the Prime Value Fund.  It is further

understood that recourse for the Prime Value Fund

Liabilities assumed by the Prime Obligations Fund shall, at

and after the Effective Time of the Reorganization, be

limited to the assets of the Prime Obligations Fund.

     (b) In exchange for the transfer of the Prime Value

Fund Assets and the assumption of the Prime Value Fund

Liabilities, MMOT shall simultaneously issue at the

Effective Time of the Reorganization to the Prime Value Fund

a number of full and fractional shares of the Prime

Obligations Fund (to the third decimal place), of the

Institutional Shares Class (the "Institutional Shares"), all

determined and adjusted as provided in this Section 1.  The

number of Institutional Shares of the Prime Obligations Fund so issued will be equal in number to the number of full and

fractional Pacific Horizon Shares and Horizon Shares,

representing interests in the Prime Value Fund outstanding

immediately prior to the Effective Time of the

Reorganization, provided that at the Effective Time of the

Reorganization the price per Pacific Horizon Share and

Horizon Share of the Prime Value Fund and the price per

Institutional Share of the Prime Obligations Fund for

purposes of sales and redemptions is $1.00 based on the

amortized cost valuation procedures that have been adopted

by Pacific Horizon and MMOT, respectively.

     (c) The net asset value of Institutional Shares of the

Prime Obligations Fund and the net asset value of Pacific

Horizon Shares and Horizon Shares of the Prime Value Fund

shall be determined as of the Valuation Time specified in

Section 3.  The net asset value of Institutional Shares of

the Prime Obligations Fund shall be computed in the manner

set forth in the Prime Obligations Fund's then current

prospectus under the Securities Act of 1933, as amended (the

"1933 Act").  In determining the value of the securities

transferred by the Prime Value Fund to the Prime Obligations

Fund, each security shall be priced in accordance with the

policies and procedures of Pacific Horizon as described in

its then current prospectus for the Prime Value Fund.  For

such purposes, price quotations and the security

characteristics relating to establishing such quotations

shall be determined by Pacific Horizon, provided that such

determination shall be subject to the approval of MMOT.

     (d) In addition to the computations made pursuant to

Sections 1(a), 1(b), 1(c) and 3, the net asset values of

Pacific Horizon Shares and Horizon Shares of the Prime Value

Fund and the Institutional Shares of the Prime Obligations

Fund will be computed as of the Valuation Time by marking to market the portfolio's assets.  If the per share net asset

value of Pacific Horizon Shares or Horizon Shares of the

Prime Value Fund exceeds the per share net asset value of

Institutional Shares of the Prime Obligations Fund at the

Valuation Time (as set forth in Section 3) by $.0010 or more as computed by using the market values of such portfolio's

assets, Pacific Horizon's Board of Directors will have the

right to postpone the Valuation Time and the Effective Time

of the Reorganization (as defined in Section 8) until such

time as the per share difference is less than $.0010.  If

the per share net asset value of Institutional Shares of the

Prime Obligations Fund exceeds the per share net asset value of Pacific Horizon Shares or Horizon Shares of the Prime

Value Fund at the Valuation Time (as set forth in Section 3)

by $0.0010 or more as computed by using the market values of such portfolio's assets, MMOT's Board of Trustees will have

the right to postpone the Valuation Time and the Effective

Time of the Reorganization (as defined in Section 8) until

such time as the per share difference is less than $0.0010.

     2.   Liquidating Distributions of the Prime Value Fund.

At the Effective Time of the Reorganization, the Prime Value

Fund shall distribute in complete liquidation, pro rata to

the recordholders of Pacific Horizon Shares and Horizon

Shares at the Effective Time of the Reorganization the

Institutional Shares of the Prime Obligations Fund received

by the Prime Value Fund pursuant to Section 1.  In addition,

each shareholder of record of the Prime Value Fund shall

have the right to receive any unpaid dividends or other

distributions which were declared before the Effective Time

of the Reorganization with respect to the shares of the

Prime Value Fund that are held by the shareholder at the

Effective Time of the Reorganization.  In accordance with

instructions it receives from Pacific Horizon, MMOT shall

record on its books the ownership of the Institutional

Shares of the Prime Obligations Fund by the recordholders of the Pacific Horizon Shares and the Horizon Shares of the

Prime Value Fund.  No redemption or repurchase of the Prime

Obligations Fund's shares credited to former Pacific Horizon shareholders in respect to the Prime Value Fund's shares

represented by unsurrendered share certificates shall be

permitted until such certificates have been surrendered to

MMOT's transfer agent for cancellation.  The holder of any

certificate or certificates representing Pacific Horizon or

Horizon Shares of the Prime Value Fund shall immediately

notify MMOT of any loss, destruction or mutilation of such

certificate or certificates, and MMOT may issue a new

certificate representing common stock in the Prime

Obligations Fund in the place of any certificate theretofore issued by Pacific Horizon, on behalf of the Prime Value

Fund, which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the

Board of Trustees of MMOT, in its discretion, may require

such owner or his or her legal representative to give to

MMOT a bond in such sum, limited or unlimited, and in such

form and with such surety or sureties, as the Board of

Trustees of MMOT in its absolute discretion shall determine,

to indemnify MMOT against any claim that may be made against it or on account of the alleged loss or destruction of any

such certificate or certificates, or issuance of a new

certificate.  All of the issued and outstanding shares of

the Prime Value Fund shall be cancelled on the books of

Pacific Horizon at the Effective Time of the Reorganization

and shall thereafter represent only the right to receive

Institutional Shares of the Prime Obligations Fund, and the

Prime Value Fund's transfer books shall be closed

permanently.  Pacific Horizon will also file Articles of

Amendment to the Company's Charter with the Maryland State

Department of Assessments and Taxation to effect further the cancellation of such shares to unissued shares.

     3.   Valuation Time.   Subject to Section 1(d) hereof,

the Valuation Time shall be 4:00 P.M., Eastern Time, on

September    ^       26,     1995, or such earlier or later

date and time as may be mutually agreed by the President or

Vice President of each of the parties and set forth in

writing signed by such President or Vice President.

     4.   Certain Representations, Warranties and Agreements

of Pacific Horizon.  Pacific Horizon, on behalf of itself

and the Prime Value Fund, represents and warrants to, and

agrees with, MMOT as follows:

                    (a)  It is a corporation duly organized

                    under the laws of the State of Maryland

                    on October 27, 1982, and is validly

                    existing and in good standing under the

                    laws of the State of Maryland.  It is

                    registered with the SEC as an open-end,

                    management investment company under the

                    1940 Act and its registration with the

                    SEC as an investment company is in full

                    force and effect.

              (b) It has power to own

               all of its properties and assets and, subject to the approval of shareholders referred to in Section 6, to carry out and

               consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the

               transactions contemplated by this Agreement.

                    (c)  This Agreement has been duly

                    authorized, executed and delivered by

                    Pacific Horizon, and represents Pacific

                    Horizon's valid and binding contract,

                    enforceable in accordance with its

                    terms, subject as to enforcement to the

                    effect of bankruptcy, insolvency,

                    reorganization, arrangement, moratorium,

                    fraudulent conveyance, and other similar

                    laws of general applicability relating

                    to or affecting creditors' rights and to

                    general equity principles and provided

                    that the provisions of this Agreement

                    intended to limit liability for

                    particular matters to the Prime Value

                    Fund and its assets, including but not

                    limited to Sections 1(a), 19 and 20 of

                    this Agreement, may not be enforceable.

                    The execution and delivery of this

                    Agreement did not, and the consummation

                    of the transactions contemplated by this

                    Agreement will not, violate Pacific

                    Horizon's Articles of Incorporation or

                    By-laws or any agreement or arrangement

                    to which it is a party or by which it is

                    bound.

                    (d)  The Prime Value Fund has elected to

                    qualify and has qualified as a regulated

                    investment company under Part I of

                    Subchapter M of the Internal Revenue

                    Code of 1986, as amended (the "Code"),

                    as of and since its first taxable year;

                    has been a regulated investment company

                    under such Part of the Code at all times

                    since the end of its first taxable year

                    when it so qualified; and qualifies and

                    shall continue to qualify as a regulated

                    investment company for its taxable year

                    ending on the date on which the

                    Effective Time of the Reorganization

                    occurs.

                    (e)  All federal, state, local and

                    foreign income, profits, franchise,

                    sales, withholding, customs, transfer

                    and other taxes, including interest,

                    additions to tax and penalties

                    (collectively, "Taxes") relating to the

                    Prime Value Fund Assets due or properly

                    shown to be due on any return filed by

                    the Prime Value Fund with respect to

                    taxable periods ending on or prior to,

                    and the portion of any interim period up

                    to, the date hereof have been fully and

                    timely paid or provided for; and there

                    are no levies, liens, or other

                    encumbrances relating to Taxes existing,

                    threatened or pending with respect to

                    the Prime Value Fund Assets.

                    (f)  The financial statements of the

                    Prime Value Fund for its fiscal year

                    ended February 28, 1995, examined by

                    Price Waterhouse LLP, copies of which

                    have been previously furnished to MMOT,

                    present fairly the financial position of

                    the Prime Value Fund as of the

                    respective dates indicated and the

                    results of its operations for the

                    periods indicated, in conformity with

                    generally accepted accounting

                    principles.

                    (g)  Prior to the Valuation Time, the

                    Prime Value Fund shall have declared a

                    dividend or dividends, with a record

                    date and ex-dividend date prior to the

                    Valuation Time, which, together with all

                    previous dividends, shall have the

                    effect of distributing to its

                    shareholders all of its investment

                    company taxable income, if any, for the

                    taxable periods or years ended on or

                    before February 28, 1995 and for the

                    period from said date to and including

                    the Effective Time of the Reorganization

                    (computed without regard to any

                    deduction for dividends paid), and all

                    of its net capital gain, if any,

                    realized in taxable periods or years

                    ended on or before December 31, 1994 and

                    in the period from said date to and

                    including the Effective Time of the

                    Reorganization.

                    (h)  At both the Valuation Time and the

                    Effective Time of the Reorganization,

                    there shall be no liabilities of the

                    Prime Value Fund, whether accrued,

                    absolute, contingent or otherwise, not

                    reflected in the aggregate net asset

                    value per share of a Pacific Horizon

                    Share and Horizon Share of the Prime

                    Value Fund.

                    (i)  There are no legal, administrative

                    or other proceedings pending or, to its

                    knowledge threatened, against Pacific

                    Horizon or the Prime Value Fund which

                    could result in liability on the part of

                    Pacific Horizon or the Prime Value Fund.

                    (j)  Subject to the approvals of

                    shareholders referred to in Section 6,

                    at both the Valuation Time and the

                    Effective Time of the Reorganization, it

                    shall have full right, power and

                    authority to sell, assign, transfer and

                    deliver the Prime Value Fund Assets and,

                    upon delivery and payment for the Prime

                    Value Fund Assets as contemplated

                    herein, the Prime Obligations Fund shall

                    acquire good and marketable title

                    thereto, free and clear of all liens and

                    encumbrances, and subject to no

                    restrictions on the ownership or

                    transfer thereof (except as imposed by

                    federal or state securities laws).

                    (k)  No consent, approval, authorization

                    or order of any court or governmental

                    authority is required for the

                    consummation by Pacific Horizon of the

                    transactions contemplated by this

                    Agreement, except such as may be

                    required under the 1933 Act, the

                    Securities Exchange Act of 1934, as

                    amended ("1934 Act"), the 1940 Act, the

                    rules and regulations under those Acts,

                    or state securities laws.

                    (l)  Insofar as the following relate to

                    Pacific Horizon, (i) the registration

                    statement filed by MMOT on Form N-14

                    relating to the shares of the Prime

                    Obligations Fund that will be registered

                    with the SEC pursuant to this Agreement,

                    which, without limitation, shall include

                    or incorporate by reference the proxy

                    statement of Pacific Horizon and the

                    prospectuses of Pacific Horizon and MMOT

                    with respect to the transactions

                    contemplated by this Agreement, and any

                    supplement or amendment thereto or to

                    the documents contained or incorporated

                    therein by reference (the "N-14

                    Registration Statement") on the

                    effective date of the N-14 Registration

                    Statement, at the time of the

                    shareholders' meeting referred to in

                    Section 6 and at the Effective Time of

                    the Reorganization:  (i) shall comply in

                    all material respects with the

                    provisions of the 1933 Act, the 1934 Act

                    and the 1940 Act, the rules and

                    regulations thereunder, and state

                    securities laws, and (ii) shall not

                    contain any untrue statement of a

                    material fact or omit to state a

                    material fact required to be stated

                    therein or necessary to make the

                    statements therein not misleading.

                    (m)  All of the issued and outstanding

                    Pacific Horizon Shares and Horizon

                    Shares of the Prime Value Fund have been

                    duly and validly issued, are fully paid

                    and non-assessable, and were offered for

                    sale and sold in conformity with all

                    applicable federal and state securities

                    laws, and no shareholder of the Prime

                    Value Fund has any preemptive right of

                    subscription or purchase in respect of

                    such shares.

                    (n)  It shall not sell or otherwise

                    dispose of any shares of the Prime

                    Obligations Fund to be received in the

                    transactions contemplated herein, except

                    in distribution to its shareholders as

                    contemplated herein.

     5.   Certain Representations, Warranties and Agreements

of MMOT.  MMOT, on behalf of itself and the Prime

Obligations Fund, represents and warrants to, and agrees

with, Pacific Horizon as follows:

                    (a)  It is a Massachusetts business

                    trust duly created pursuant to its

                    Declaration of Trust for the purpose of

                    acting as a management investment

                    company under the 1940 Act and is

                    validly existing under the laws of, and

                    duly authorized to transact business in,

                    the Commonwealth of Massachusetts.  It

                    is registered with the SEC as an open-

                    end management investment company under

                    the 1940 Act and its registration with

                    the SEC as an investment company is in

                    full force and effect.

                    (b)  It has power to own all of its

                    properties and assets and to carry out

                    and consummate the transactions

                    contemplated herein, and has all

                    necessary federal, state and local

                    authorizations to carry on its business

                    as now being conducted and to consummate

                    the transactions contemplated by this

                    Agreement.

                    (c)  This Agreement has been duly

                    authorized, executed and delivered by

                    MMOT, and represents MMOT's valid and

                    binding contract, enforceable in

                    accordance with its terms, subject as to

                    enforcement to the effect of bankruptcy,

                    insolvency, reorganization, arrangement,

                    moratorium, fraudulent conveyance, and

                    other similar laws of general

                    applicability relating to or affecting

                    creditors' rights and to general equity

                    principles.  The execution and delivery

                    of this Agreement did not, and the

                    consummation of the transactions

                    contemplated by this Agreement will not,

                    violate MMOT's Declaration of Trust or

                    By-laws or any agreement or arrangement

                    to which it is a party or by which it is

                    bound.

                    (d)  The Prime Obligations Fund has

                    elected to qualify and has qualified as

                    a regulated investment company under

                    Part I of Subchapter M of the Code, as

                    of and since its first taxable year; has

                    been a regulated investment company

                    under such Part of the Code at all times

                    since the end of its first taxable year

                    when it so qualified; and intends to

                    continue to qualify as a regulated

                    investment company.

                    (e)  The financial statements of the

                    Prime Obligations Fund for its fiscal

                    year ended July 31, 1994, examined by

                    Arthur Andersen LLP, Independent Public

                    Accountants, copies of which have been

                    previously furnished to Pacific Horizon,

                    present fairly the financial position of

                    the Prime Obligations Fund as of the

                    date indicated and the results of its

                    operations for the periods indicated, in

                    conformity with generally accepted

                    accounting principles.

                    (f)  The unaudited financial statements

                    of the Prime Obligations Fund for the

                    six-month period ended January 31, 1995,

                    copies of which have been previously

                    furnished to Pacific Horizon, present

                    fairly the financial position of the

                    Prime Obligations Fund as of the date

                    indicated and the results of its

                    operations for the periods indicated, in

                    conformity with generally accepted

                    accounting principles.

                    (g)  At both the Valuation Time and the

                    Effective Time of the Reorganization,

                    there shall be no liabilities of the

                    Prime Obligations Fund, whether accrued,

                    absolute, contingent or otherwise, not

                    reflected in the net asset value per

                    share of its Institutional Shares issued

                    pursuant to this Agreement.

                    (h)  There are no legal, administrative

                    or other proceedings pending or, to its

                    knowledge, threatened against MMOT or

                    the Prime Obligations Fund which could

                    result in liability on the part of MMOT

                    or the Prime Obligations Fund.

                    (i)  No consent, approval, authorization

                    or order of any court or governmental

                    authority is required for the

                    consummation by MMOT of the transactions

                    contemplated by this Agreement, except

                    such as may be required under the 1933

                    Act, the 1934 Act, the 1940 Act, the

                    rules and regulations under those Acts,

                    or state securities laws.

                    (j)  Insofar as the following relate to

                    MMOT, the N-14 Registration Statement,

                    on the effective date of the N-14

                    Registration Statement, at the time of

                    the shareholders' meeting referred to in

                    Section 6 and at the Effective Time of

                    the Reorganization: (i) shall comply in

                    all material respects with the

                    provisions of the 1933 Act, the 1934 Act

                    and the 1940 Act, the rules and

                    regulations thereunder, and state

                    securities laws, and (ii) shall not

                    contain any untrue statement of a

                    material fact or omit to state a

                    material fact required to be stated

                    therein or necessary to make the

                    statements therein not misleading.

                    (k)  The Institutional Shares of the

                    Prime Obligations Fund to be issued and

                    delivered to the Prime Value Fund for

                    the account of recordholders of Pacific

                    Horizon Shares and Horizon Shares of the

                    Prime Value Fund, pursuant to the terms

                    hereof, shall have been duly authorized

                    as of the Effective Time of the

                    Reorganization and, when so issued and

                    delivered, shall be registered under the

                    1933 Act and shall be registered or

                    exempt from registration under

                    applicable state securities laws, and

                    shall be duly and validly issued, fully

                    paid and non-assessable, and no

                    shareholder of MMOT shall have any

                    preemptive right of subscription or

                    purchase in respect thereto.

     6.   Shareholder Action on Behalf of the Prime Value

Fund.  As soon as practicable after the effective date of

the N-14 Registration Statement, but in any event prior to

the Effective Time of the Reorganization and as a condition

thereto, the Board of Directors of Pacific Horizon shall

call, and Pacific Horizon shall hold, a meeting of the

shareholders of the Prime Value Fund for the purpose of

considering and voting upon:

                    (a)  Approval of this Agreement and the

                    transactions contemplated hereby,

                    including, without limitation:

                         (i)  The transfer of the Prime

                         Value Fund Assets to the Prime

                         Obligations Fund, and the

                         assumption by the Prime Obligations

                         Fund of the Prime Value Fund

                         Liabilities, in exchange for

                         Institutional Shares of the Prime

                         Obligations Fund.

                         (ii) The liquidation of the Prime

                         Value Fund through the distribution

                         to its recordholders of Pacific

                         Horizon Shares and Horizon Shares

                         of the Institutional Shares of the

                         Prime Obligations Fund as described

                         in this Agreement.

                     (b) Such other matters as may be

                    determined by the Board of Directors of

                    Pacific Horizon.

     7.   N-14 Registration Statement.  MMOT shall file the

N-14 Registration Statement.  MMOT and Pacific Horizon have

cooperated and shall continue to cooperate with each other,

and have furnished and shall continue to furnish each other

with the information relating to itself that is required by

the 1933 Act, the 1934 Act, the 1940 Act, the rules and

regulations under each of those Acts and state securities

laws, to be included in the N-14 Registration Statement.

     8.   Effective Time of the Reorganization.  Subject to

Section 1(d) hereof, delivery of the Prime Value Fund Assets and the Institutional Shares of the Prime Obligations Fund

to be issued pursuant to Section 1 and the liquidation of

the Prime Value Fund pursuant to Section 2 shall occur at

the opening of business on the next business day following

the Valuation Time, or on such other date, and at such place and time and date, agreed to by the President or Vice

President, of each of the parties.  The date and time at

which such actions are taken are referred to herein as the

"Effective Time of the Reorganization."  To the extent the

Prime Value Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Pacific Horizon

shall cause the Prime Value Fund Assets to be transferred in accordance with this Agreement at the earliest practicable

date thereafter.

     9.   MMOT Conditions.  The obligations of MMOT

hereunder shall be subject to the following conditions

precedent:

                    (a)  This Agreement and the transactions

                    contemplated by this Agreement shall

                    have been approved by the Board of

                    Directors of Pacific Horizon and by the

                    shareholders of the Prime Value Fund of

                    Pacific Horizon, both in the manner

                    required by law.

                    (b)  Pacific Horizon shall have duly

                    executed and delivered to MMOT such

                    bills of sale, assignments, certificates

                    and other instruments of transfer

                    ("Transfer Documents") as MMOT may

                    reasonably deem necessary or desirable

                    to transfer all of the Prime Value

                    Fund's right, title and interest in and

                    to the Prime Value Fund Assets.  The

                    Prime Value Fund Assets shall be

                    accompanied by all necessary state stock

                    transfer stamps or cash for the

                    appropriate purchase price therefor.

                    (c)  All representations and warranties

                    of Pacific Horizon made in this

                    Agreement shall be true and correct in

                    all material respects as if made at and

                    as of the Valuation Time and the

                    Effective Time of the Reorganization.

                    As of the Valuation Time and the

                    Effective Time of the Reorganization

                    there shall have been no material

                    adverse change in the financial position

                    of the Prime Value Fund since the date

                    of the financial statements referred to

                    in Section 4(f) other than those changes

                    incurred in the ordinary course of

                    business as an investment company since

                    the date of the financial statement

                    referred to in Section 4(f).  No action,

                    suit or other proceeding shall be

                    threatened or pending before any court

                    or governmental agency in which it is

                    sought to restrain or prohibit, or

                    obtain damages or other relief in

                    connection with, this Agreement or the

                    transactions contemplated herein.  MMOT

                    shall have received a certificate from

                    the President or Vice President of

                    Pacific Horizon stating that each of the

                    conditions set forth in this Section

                    9(a) and in this Section 9(c) have been

                    met.

                    (d)  MMOT shall have received an opinion

                    of Drinker Biddle & Reath addressed to

                    MMOT in the form reasonably satisfactory

                    to it and dated the Effective Time of

                    the Reorganization, substantially to the

                    effect that:  (i) Pacific Horizon is a

                    Maryland corporation duly incorporated

                    and validly existing and in good

                    standing under the laws of the State of

                    Maryland; (ii) the shares of the Prime

                    Value Fund outstanding at the Effective

                    Time of the Reorganization are duly

                    authorized, validly issued, fully paid

                    and non-assessable by the Prime Value

                    Fund, and to such counsel's knowledge,

                    no shareholder of Pacific Horizon has

                    any option, warrant or pre-emptive right

                    to subscription or purchase in respect

                    thereof; (iii) this Agreement has been

                    duly authorized, executed and delivered

                    by Pacific Horizon and represents a

                    legal, valid and binding contract,

                    enforceable in accordance with its

                    terms, subject to the effect of

                    bankruptcy, insolvency, reorganization,

                    arrangement, moratorium, fraudulent

                    conveyance and similar laws relating to

                    or affecting creditors' rights generally

                    and court decisions with respect thereto

                    and such counsel shall express no

                    opinion with respect to the application

                    of equitable principles in any

                    proceeding, whether at law or in equity

                    or with respect to the provisions of

                    this Agreement intended to limit

                    liability for particular matters to the

                    Prime Value Fund and its assets,

                    including but not limited to Sections

                    1(a), 19 and 20 of this Agreement;

                    (iv) the execution and delivery of this

                    Agreement did not, and the consummation

                    of the transactions contemplated by this

                    Agreement will not, violate the Articles

                    of Incorporation or By-laws of Pacific

                    Horizon or any material agreement known

                    to such counsel to which Pacific Horizon

                    is a party or by which Pacific Horizon

                    is bound; and (v) to such counsel's

                    knowledge, no consent, approval,

                    authorization or order of any court or

                    governmental authority is required for

                    the consummation by Pacific Horizon of

                    the transactions contemplated by this

                    Agreement, except such as have been

                    obtained under the 1933 Act, the 1934

                    Act, the 1940 Act, the rules and

                    regulations under those Acts and such as

                    may be required under the state

                    securities laws. Such opinion may rely

                    on the opinion of other counsel to the

                    extent set forth in such opinion,

                    provided such other counsel is

                    reasonably acceptable to MMOT.

                    (e)  MMOT shall have received an opinion

                    of Drinker Biddle & Reath, addressed to

                    MMOT and Pacific Horizon in the form

                    reasonably satisfactory to them and

                    dated the Effective Time of the

                    Reorganization, substantially to the

                    effect that for federal income tax

                    purposes (i) the transfer of all of the

                    Prime Value Fund Assets to the Prime

                    Obligations Fund, and the assumption by

                    the Prime Obligations Fund of the Prime

                    Value Fund Liabilities, in exchange for

                    shares of the Prime Obligations Fund,

                    and the distribution of said shares to

                    the shareholders of the Prime Value

                    Fund, as provided in this Agreement,

                    will constitute a reorganization within

                    the meaning of Section 368(a)(1)(C) or

                    Section 368(a)(1)(D) of the Code and

                    with respect to the reorganization, the

                    Prime Value Fund and the Prime

                    Obligations Fund will each be considered

                    "a party to a reorganization" within the

                    meaning of Section 368(b) of the Code;

                    (ii) in accordance with Sections 361(a),

                    361(c)(1) and 357(a) of the Code, no

                    gain or loss will be recognized by the

                    Prime Value Fund as a result of such

                    transactions; (iii) in accordance with

                    Section 1032 of the Code, no gain or

                    loss will be recognized by the Prime

                    Obligations Fund as a result of such

                    transactions; (iv) in accordance with

                    Section 354(a)(1) of the Code, no gain

                    or loss will be recognized by the

                    shareholders of the Prime Value Fund on

                    the distribution to them by the Prime

                    Value Fund of shares of the Prime

                    Obligations Fund in exchange for their

                    shares of the Prime Value Fund; (v) in

                    accordance with Section 358(a)(1) of the

                    Code, the basis of the Prime Obligations

                    Fund shares received by each shareholder

                    of the Prime Value Fund will be the same

                    as the basis of the shareholder's Prime

                    Value Fund shares immediately prior to

                    the transactions; (vi) in accordance

                    with Section 362(b) of the Code, the

                    basis of the Prime Value Fund Assets to

                    the Prime Obligations Fund will be the

                    same as the basis of the Prime Value

                    Fund Assets in the hands of the Prime

                    Value Fund immediately prior to the

                    exchange; (vii) in accordance with

                    Section 1223 of the Code, a

                    shareholder's holding period for the

                    Prime Obligations Fund shares will be

                    determined by including the period for

                    which the shareholder held the shares of

                    the Prime Value Fund exchanged therefor,

                    provided that the shareholder held such

                    shares of the Prime Value Fund as a

                    capital asset; and (viii) in accordance

                    with Section 1223 of the Code, the

                    holding period of the Prime Obligations

                    Fund with respect to the Prime Value

                    Fund Assets will include the period for

                    which the Prime Value Fund Assets were

                    held by the Prime Value Fund.

                    (f)  The N-14 Registration Statement

                    shall have become effective under the

                    1933 Act and no stop order suspending

                    such effectiveness shall have been

                    instituted or, to the knowledge of MMOT,

                    contemplated by the SEC and the parties

                    shall have received all permits and

                    other authorizations necessary under

                    state securities laws to consummate the

                    transactions contemplated by this

                    Agreement.

                    (g)  The President or Vice President of

                    Pacific Horizon shall have certified

                    that Pacific Horizon has performed and

                    complied in all material respects with

                    each of its agreements and covenants

                    required by this Agreement to be

                    performed or complied with by it prior

                    to or at the Valuation Time and the

                    Effective Time of the Reorganization.

                    (h)  At the Effective Time of the

                    Reorganization the number of Prime Value

                    Fund shares outstanding is at least 60%

                    of the number of Prime Value Fund Shares

                    outstanding on May 30, 1995.

     10.  Pacific Horizon Conditions.  The obligations of

Pacific Horizon hereunder shall be subject to the following

conditions precedent:

                    (a)  This Agreement and the transactions

                    contemplated by this Agreement shall

                    have been approved by the Board of

                    Trustees of MMOT and by the shareholders

                    of the Prime Value Fund of Pacific

                    Horizon, both in the manner required by

                    law.

                    (b)  All representations and warranties

                    of MMOT made in this Agreement shall be

                    true and correct in all material

                    respects as if made at and as of the

                    Valuation Time and the Effective Time of

                    the Reorganization.  As of the Valuation

                    Time and the Effective Time of the

                    Reorganization there shall have been no

                    material adverse change in the financial

                    position of the Prime Obligations Fund

                    since the date of the financial

                    statements referred to in Section 5(f)

                    other than those changes incurred in the

                    ordinary course of business as an

                    investment company since the date of the

                    financial statements referred to in

                    Section 5(f).  No action, suit or other

                    proceeding shall be threatened or

                    pending before any court or governmental

                    agency in which it is sought to restrain

                    or prohibit, or obtain damages or other

                    relief in connection with, this

                    Agreement or the transactions

                    contemplated herein.  Pacific Horizon

                    shall have received a certificate from

                    the President or Vice President of MMOT

                    stating that each of the conditions set

                    forth in this Section 10(a) and Section

                    10(b) have been met.

                    (c)  Pacific Horizon shall have received

                    an opinion of Dickstein, Shapiro &

                    Morin, L.L.P., addressed to Pacific

                    Horizon in the form reasonably

                    satisfactory to it and dated the

                    Effective Time of the Reorganization,

                    substantially to the effect that:

                    (i) MMOT is a Massachusetts business

                    trust duly organized and validly

                    existing under the laws of the

                    Commonwealth of Massachusetts; (ii) the

                    shares of the Prime Obligations Fund to

                    be delivered to the Prime Value Fund as

                    provided for by this Agreement are duly

                    authorized and upon delivery will be

                    validly issued, fully paid and non-

                    assessable by the Prime Obligations Fund

                    and to such counsel's knowledge, no

                    shareholder of MMOT has any option,

                    warrant or pre-emptive right to

                    subscription or purchase in respect

                    thereof; (iii) this Agreement has been

                    duly authorized, executed and delivered

                    by MMOT and represents a legal, valid

                    and binding contract, enforceable in

                    accordance with its terms, subject to

                    the effect of bankruptcy, insolvency,

                    reorganization, arrangement, moratorium,

                    fraudulent conveyance and similar laws

                    relating to or affecting creditors'

                    rights generally and court decisions

                    with respect thereto and such counsel

                    shall express no opinion with respect to

                    the application of equitable principles

                    in any proceeding, whether at law or in

                    equity or with respect to the provisions

                    of this Agreement intended to limit

                    liability for particular matters to the

                    Prime Obligations Fund and its assets,

                    including but not limited to Sections

                    1(a), 19 and 20 of this Agreement;

                    (iv) the execution and delivery of this

                    Agreement did not, and the consummation

                    of the transactions contemplated by this

                    Agreement will not, violate the

                    Declaration of Trust or By-laws of MMOT,

                    or any material agreement known to such

                    counsel to which MMOT is a party or by

                    which MMOT is bound; and (v) to such

                    counsel's knowledge no consent,

                    approval, authorization or order of any

                    court or governmental authority is

                    required for the consummation by MMOT of

                    the transactions contemplated by this

                    Agreement, except such as have been

                    obtained under the 1933 Act, the 1934

                    Act, the 1940 Act, the rules and

                    regulations under those Acts and such as

                    may be required under the state

                    securities laws.  Such opinion may rely

                    on the opinion of other counsel to the

                    extent set forth in such opinion,

                    provided such other counsel is

                    reasonably acceptable to Pacific

                    Horizon.

                    (d)  Pacific Horizon shall have received

                    an opinion of Drinker Biddle & Reath,

                    addressed to MMOT and Pacific Horizon in

                    the form reasonably satisfactory to them

                    and dated the Effective Time of the

                    Reorganization, with respect to the

                    matters specified in Section 9(e).

                    (e)  The N-14 Registration Statement

                    shall have become effective under the

                    1933 Act and no stop order suspending

                    such effectiveness shall have been

                    instituted, or to the knowledge of MMOT,

                    contemplated by the SEC and the parties

                    shall have received all permits and

                    other authorizations necessary under

                    state securities laws to consummate the

                    transactions contemplated by this

                    Agreement.

                    (f)  The President or Vice President of

                    MMOT shall have certified that MMOT has

                    performed and complied in all material

                    respects with each of its agreements and

                    covenants required by this Agreement to

                    be performed or complied with by it

                    prior to or at the Valuation Time and

                    the Effective Time of the

                    Reorganization.

     11.  Tax Documents.  Pacific Horizon shall deliver to

MMOT at the Effective Time of the Reorganization

confirmations or other adequate evidence as to the adjusted

tax basis of the Prime Value Fund Assets delivered to the

Prime Obligations Fund in accordance with the terms of this

Agreement.

     12.  Further Assurances.  Subject to the terms and

conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such

action, to execute and deliver, or cause to be executed and

delivered, such additional documents and instruments and to

do, or cause to be done, all things necessary, proper or

advisable under the provisions of this Agreement and under

applicable law to consummate and make effective the

transactions contemplated by this Agreement, including

without limitation, delivering and/or causing to be

delivered to MMOT, each account, book, record or other

document of Pacific Horizon required to be maintained by

Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3

thereunder (regardless of whose possession they are in).

     13.  Termination of Representations and Warranties.

The representations and warranties of the parties set forth

in this Agreement shall terminate upon the delivery of the

Prime Value Fund Assets to the Prime Obligations Fund and

the issuance of the shares of the Prime Obligations Fund at

the Effective Time of the Reorganization.

     14.  Termination of Agreement.  This Agreement may be

terminated by a party at any time at or prior to the

Effective Time of the Reorganization by a vote of a majority of its Board of Trustees or Directors, as applicable, as

provided below:

                    (a)  By MMOT if the conditions set forth

                    in Section 9 are not satisfied as

                    specified in said Section;

                    (b)  By Pacific Horizon if the

                    conditions set forth in Section 10 are

                    not satisfied as specified in said

                    Section; or

                    (c)  If the Effective Time of the

                    Reorganization has not occurred on or

                    before    ^       October 3, 1995.

This Agreement may be terminated at any time by the mutual

consent of the parties.

     15.  Amendment and Waiver.  At any time prior to or (to

the fullest extent permitted by law) after approval of this

Agreement by the shareholders of Pacific Horizon (a) the

parties hereto may, by written agreement authorized by their respective Boards of Trustees or Directors, as applicable,

and with or without the approval of their shareholders,

amend any of the provisions of this Agreement, and (b) any

party may waive any breach by any other party or the failure to satisfy any of the conditions to its obligations (such

waiver to be in writing and authorized by the President or

Vice President of the waiving party with or without the

approval of such party's shareholders).

     16.  Governing Law.  This Agreement and the

transactions contemplated hereby shall be governed,

construed and enforced in accordance with the laws of the

Commonwealth of Pennsylvania.

     17.  Successors and Assigns.  This Agreement shall be

binding upon the respective successors and permitted assigns of the parties hereto.  This Agreement and the rights,

obligations and liabilities hereunder may not be assigned by any party without the consent of all other parties.

     18.  Beneficiaries.  Nothing contained in this

Agreement shall be deemed to create rights in persons not

parties hereto, other than the successors and permitted

assigns of the parties.

     19.  MMOT Liability.

                    (a)  The names "Money Market Obligations

                    Trust" and "Trustees of Money Market

                    Obligations Trust" refer respectively to

                    the trust created and the trustees, as

                    trustees but not individually or

                    personally, acting from time to time

                    under a Declaration of Trust dated

                    October 3, 1988, which is hereby

                    referred to and a copy of which is on

                    file at the office of the State

                    Secretary of the Commonwealth of

                    Massachusetts and at the principal

                    office of MMOT.  The obligations of MMOT

                    entered into in the name or on behalf

                    thereof by any of the trustees,

                    representatives or agents are made not

                    individually, but in such capacities,

                    and are not binding upon any of the

                    trustees, shareholders or

                    representatives of MMOT personally, but

                    bind only the trust property, and all

                    persons dealing with any series of

                    shares of MMOT must look solely to the

                    trust property belonging to such series

                    for the enforcement of any claims

                    against MMOT.

                    (b)  Each party specifically

                    acknowledges and agrees that all

                    obligations of MMOT under this Agreement

                    are binding only with respect to the

                    Prime Obligations Fund; that any

                    liability of MMOT under this Agreement

                    with respect to the Prime Obligations

                    Fund, or in connection with the

                    transactions contemplated herein with

                    respect to the Prime Obligations Fund,

                    shall be discharged only out of the

                    assets of the Prime Obligations Fund;

                    and that no other portfolio of MMOT, nor

                    any individual shareholder of MMOT,

                    including Prime Obligations Fund, shall

                    be liable with respect to this Agreement

                    or in connection with the transactions

                    contemplated herein.

     20.  Pacific Horizon Liability.

                    (a)  Each party specifically

                    acknowledges and agrees that all

                    obligations of Pacific Horizon under

                    this Agreement are binding only with

                    respect to the Prime Value Fund; and

                    that any liability of Pacific Horizon

                    under this Agreement with respect to the

                    Prime Value Fund, or in connection with

                    the transactions contemplated herein

                    with respect to the Prime Value Fund,

                    shall be discharged only out of the

                    assets of the Prime Value Fund and that

                    no other portfolio of Pacific Horizon,

                    nor any individual shareholder of

                    Pacific Horizon, including Prime Value

                    Fund, shall be liable with respect to

                    this Agreement or in connection with the

                    transactions contemplated herein.

     21.  Notices.  All notices required or permitted herein

shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party

entitled to receive the notice or when sent by certified or

registered mail, postage prepaid, or delivered to an

internationally recognized overnight courier service, in

each case properly addressed to the party entitled to

receive such notice at the address or telecopier number

stated below or to such other address or telecopier number

as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:



          If to Pacific Horizon:

          Pacific Horizon Funds, Inc.
          c/o Concord Holding Corporation
          125 West 55th Street
          New York, NY  10019

          With copies to:

          Michael P. Malloy, Esq.
          Drinker Biddle & Reath
          1345 Chestnut Street
          Philadelphia, PA  19107
          Telecopier Number:  (215) 988-2757

          If to MMOT:

          Money Market Obligations Trust
          c/o Federated Investors
          Federated Investors Tower
          Pittsburgh, PA  15222
          Telecopier Number: (412) 288-8141

          With copies to:

          Matthew G. Maloney, Esq.
          Dickstein, Shapiro & Morin, L.L.P.
          2101 L Street, N. W.
          Washington, D. C.  20037
          Telecopier Number:  (202) 887-0689

     22.  Expenses.

     With regard to the expenses incurred by Pacific Horizon

and MMOT in connection with this Agreement and the

transactions contemplated hereby, Bank of America National

Trust and Savings Association shall be responsible for the

payment of all such expenses.

     23.  Entire Agreement.  This Agreement embodies the

entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and

understandings relating to matters provided for herein.

     24.  Counterparts.  This Agreement may be executed in

any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of

which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this

instrument to be executed by their duly authorized officers

designated below as of the date first written above.




                              PACIFIC HORIZON FUNDS, INC.

ATTEST:


   ^
   /s/ W. Bruce McConnell, III     By: /s/ Thomas M.
Collins
Secretary                         President


                              MONEY MARKET OBLIGATIONS TRUST

ATTEST:


   ^
   /s/ John W. McGonigle           By: /s/ J. Christopher
Donahue
Secretary                         President


                                                       BANK
                              OF AMERICA NATIONAL TRUST AND
                              SAVING ASSOCIATION, hereby
                              joins in this Agreement with
                              respect to, and agrees to be
                              bound by, Section 22.

ATTEST:


   ^
   /s/ Sandra Brown                By: /s/ Debra McGinty-
Poteet
Vice President                     Senior Vice President

PRIME VALUE FUND - PACIFIC HORIZON SHARES
SPECIAL MEETING OF SHAREHOLDERS    ^       SEPTEMBER 26,
1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of PRIME VALUE FUND, an investment portfolio of PACIFIC HORIZON FUNDS, INC., hereby appoint
   ^       Barbara A. Nugent and Gino Malaspina, or
either     of them true and lawful attorneys, with power of
substitution of each, to vote all shares of PRIME VALUE FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on
   ^       September 26, 1995, at 1900 East Dublin-Granville
Road, Columbus, Ohio 43229,     at 10:30 a.m. and at any
adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSAL

1. TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF
      ^       REORGANIZATION BY AND BETWEEN PACIFIC HORIZON
   FUNDS, INC. AND MONEY MARKET OBLIGATIONS TRUST AND THE
   TRANSACTIONS CONTEMPLATED THEREBY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the mail-in stub so that the return address, located on the reverse side of the ballot, appears through the window of the envelope.

PRIME VALUE FUND-
PACIFIC HORIZON SHARES   PROXY VOTING MAIL-IN STUB
RECORD DATE SHARES

                         PROPOSAL 1:  TO APPROVE OR
                         DISAPPROVE AN AGREEMENT AND PLAN OF
                         REORGANIZATION    BY AND BETWEEN
                         PACIFIC HORIZON FUNDS, INC. AND
                         MONEY MARKET OBLIGATIONS TRUST AND
                         THE TRANSACTIONS CONTEMPLATED
                         THEREBY

                         o          FOR

                         o          AGAINST

                         o          ABSTAIN

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

Dated: ___________________________________, 19_________

_______________________________________________________
   ^
Signature(s) of Shareholder(s)

   ^
PRIME VALUE FUND - HORIZON SHARES
SPECIAL MEETING OF SHAREHOLDERS    ^       SEPTEMBER 26,
1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of PRIME VALUE FUND, an investment portfolio of PACIFIC HORIZON FUNDS, INC., hereby appoint
   ^       Barabara A. Nugent and Gino Malaspina,  or
either     of them true and lawful attorneys, with power of
substitution of each, to vote all shares of PRIME VALUE FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on
   ^       September 26, 1995, at 1900 East Dublin-Granville
Road, Columbus, Ohio 43229,     at 10:30 a.m. and at any
adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSAL

1. TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF
      ^       REORGANIZATION BY AND BETWEEN PACIFIC HORIZON
   FUNDS, INC. AND MONEY MARKET OBLIGATIONS TRUST AND THE
   TRANSACTIONS CONTEMPLATED THEREBY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the mail-in stub so that the return address, located on the reverse side of the ballot, appears through the window of the envelope.

PRIME VALUE FUND-
HORIZON SHARES           PROXY VOTING MAIL-IN STUB
RECORD DATE SHARES

                         PROPOSAL 1:  TO APPROVE OR
                         DISAPPROVE AN AGREEMENT AND PLAN OF
                         REORGANIZATION    BY AND BETWEEN
                         PACIFIC HORIZON FUNDS, INC. AND
                         MONEY MARKET OBLIGATIONS TRUST AND
                         THE TRANSACTIONS CONTEMPLATED
                         THEREBY

                         o          FOR

                         o          AGAINST

                         o          ABSTAIN

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

Dated: ___________________________________, 19_________

   ^
Signature(s) of Shareholder(s)

             STATEMENT OF ADDITIONAL INFORMATION
          Dated     ^       September 11,     1995

                Acquisition of the Assets of
                      PRIME VALUE FUND,
         a portfolio of PACIFIC HORIZON FUNDS, INC.

              By and in exchange for  shares of
                   PRIME OBLIGATIONS FUND,
        a portfolio of MONEY MARKET OBLIGATIONS TRUST

                    125 West 55th Street
                  New York, New York 10019


This Statement of Additional Information dated
   ^       September 11,     1995, is not a prospectus.  A
Proxy Statement and Prospectus dated    ^       September
11,     1995, related to the above-referenced matter may be
obtained at no charge by calling Concord Holding Corporation at 1-800-332-3863. This Statement of Additional Information should be read in conjunction with such Proxy Statement and Prospectus.


                      TABLE OF CONTENTS

1.   Statements of Additional Information of the Pacific
     Horizon Shares of the Prime Value Fund and the Horizon
     Shares of the Prime Value Fund, dated July 1,
        ^       1995 (attached).

2.   Annual Report of Prime Value Fund, dated February 28,
   ^       1995 (attached).

3.   Combined Statement of Additional Information of Prime
     Obligations Fund (Institutional Shares and
     Institutional Service Shares), dated November 30,
        ^       1994 (attached).

4.   Annual Report of Prime Obligations Fund, dated July 31,
   ^       1994 (attached).

     The Statements of Additional Information of the Pacific Horizon Shares of the Prime Value Fund and the Horizon Shares of the Prime Value Fund, dated July 1, 1995 are incorporated herein by reference to Post-Effective Amendment No. 40 to Pacific Horizon Fund, Inc.'s Registration Statement on Form N-1A (1933 Act File 2-81110; 1940 Act File No. 811- 4293), which was filed with the Securities and Exchange Commission on June 21, 1995. The financial statements and notes thereto in the Annual Report of Prime Value Fund and the report of Price Waterhouse, LLP, are incorporated herein by reference. The Annual Report (1933 Act File No. 2-81110; 1940 Act File No. 811-4293) was filed with the Securities and Exchange Commission on ____________, 1995. Copies of these documents may be obtained free of charge by calling Concord Holding Corporation at 1-800-332-3863.

     The Combined Statement of Additional Information of Prime Obligations Fund (Institutional Shares and Institutional Service Shares), dated November 30, 1994, is incorporated herein by reference to Post-Effective Amendment No. 11 to Money Market Obligations Trust's Registration Statement on Form N-1A (1933 Act File 33-31602; 1940 Act File No. 811- 5950), which was filed with the Securities and Exchange Commission on November 25, 1994. The Annual Report of Prime Obligations Fund and the report of Arthur Andersen LLP, are incorporated herein by reference. The Annual Report (1933 Act File No. 33-31602; 1940 Act File No. 811-5950) was filed with the Securities and Exchange Commission on
        ^       September 28,     1994.  Copies of these
     documents may be obtained free of charge from Money Market Obligations Trust at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, Telephone Number:
     1-800-245-5000.

5.   The pro forma financial statements required by Rule 11-
     01 of Regulation S-X (attached).

   6. Semi-Annual Report of Prime Obligations Fund, dated February 28, 1995 (attached).





                 PACIFIC HORIZON FUNDS, INC.

                   Pacific Horizon Shares

                           of the

                      Prime Value Fund


             Statement of Additional Information

                        July 1, 1995



                      TABLE OF CONTENTS

                                                    PAGE

The Company                                          2
Investment Objective and Policies                    2
Additional Purchase and Redemption Information      14
Additional Information Concerning Taxes             20
Management of the Company                           22
General Information                                 40
Appendix A                                         A-1

                  -------------------------


          This Statement of Additional Information applies to Pacific Horizon Shares of the Prime Value Fund (the "Fund") of Pacific Horizon Funds, Inc. (the "Company").
This Statement of Additional Information is meant to be read in conjunction with the prospectus dated July 1, 1995, as the same may from time to time be further revised (the "Prospectus"), describing the Fund, and is incorporated by reference in its entirety into such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to Pacific Horizon Shares of the Fund may be obtained by calling Concord Financial Group, Inc. at (800) 332-3863. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                         THE COMPANY

          The Company was organized on October 27, 1982 as a Maryland corporation and commenced operations on March 30, 1984.

          The Company also offers other classes and series of shares, including Horizon Shares and Horizon Service Shares, in the Fund and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other shares contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.


              INVESTMENT OBJECTIVE AND POLICIES

          The Prospectus describes the Fund's investment objective. The following information supplements and should be read in conjunction with the description of the investment objective and policies for the Fund in the Prospectus.

Portfolio Transactions

          Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. For the period March 16, 1993 (commencement of operations) through February 28, 1994 and for the fiscal year ended February 28, 1995, the Prime Value Fund did not pay any brokerage commissions. The cost of securities purchased by the Fund from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The Investment Advisory Agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Board of Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company.

          Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In particular, it is possible that certain of the brokerage or research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

          The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to Bank of America, Concord Financial Group, Inc. (the "Distributor") and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 and the rules thereunder.

          The Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. The Fund's annual portfolio turnover rate is expected to be zero for regulatory reporting purposes.

          When investing in portfolio securities, the Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

          Subsequent to its purchase by the Fund, an issue
of securities may cease to be rated or its rating may be
reduced below the minimum rating required for purchase by
the Fund.   The Board of Directors or Bank of America,
pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. In addition, it is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

          To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and
(d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000. Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.


Portfolio Instruments

          Certificates of Deposit, Bankers' Acceptances, Commercial Paper and Short-Term Notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase in excess of $1 billion (including assets of both domestic and foreign branches). Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by the Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which are "First Tier Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. See the Appendix to this Statement of Additional Information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by the Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

          When holding obligations of foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

          As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro Cds, Yankee Cds, Yankee Bas and other foreign bank obligations that the Fund may acquire.

          U.S. Government Obligations. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association.

          Mortgage-Related Securities. Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them, after making appropriate disclosure to investors. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

          Variable and Floating Rate Instruments. The Fund may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining the Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

          Ratings and Issuers' Obligations. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

          Municipal Securities. Although the Fund is authorized to invest in municipal securities under certain circumstances, it is expected that no more than 5% of the value of its net assets will be so invested at any one time during the current fiscal year. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends paid by the Fund that are derived from interest on municipal securities would be taxable to the Fund's shareholders for federal income tax purposes.

          Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          There are variations in the quality of municipal securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

          The payment of principal and interest on most municipal securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          Repurchase Agreements. The Fund may enter into repurchase agreements as indicated in the Prospectus. Pursuant to such agreements, the Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. The Fund will not enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will the Fund give preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and the Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940.

          Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements with respect to its securities. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with the Fund's custodian liquid assets such as cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

Investment Practices

          When-Issued Securities, Forward Commitments and Delayed Settlements. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of the Fund's commitment. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

          The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the Fund's market value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Lending Securities.   The Fund may lend its
securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (including securities of U.S. Government agencies and instrumentalities) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

          The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Investment Limitations

          The Prospectus for the Fund sets forth certain fundamental policies that may not be changed without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed without such a vote of shareholders.

          The Fund may not:

          1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities) if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer
(except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

          2. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein).

          3.   Underwrite the securities of other issuers.

          4. Purchase securities of companies for the purpose of exercising control.

          5. Purchase securities on margin, make short sales of securities or maintain a short position.

          6.   Make loans except that (i) the Fund may
purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Fund may lend portfolio securities.

                    *         *         *

          If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

          For purposes of the Fund's investment limitation concerning industry concentration, U.K. Building Societies will be considered to be in the banking industry. The Fund will not invest more than 5% of its net assets (at the time of purchase) in instruments issued by U.K. Building
Societies.

          For purposes of Investment Limitation 1 in the Fund's Prospectus, the Fund treats, in accordance with the current views of the staff of the Securities and Exchange
Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

          For purposes of Investment Limitation 1 of this Statement of Additional Information, the guarantor of a guaranteed security may, in certain circumstances, also be considered to be an issuer in connection with such guarantee. In addition, in accordance with current regulations of the Securities and Exchange Commission and as a matter of non-fundamental policy, the Fund presently intends to limit is investments in the securities of any single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days.

          For purposes of Investment Limitation 6 of this Statement of Additional Information, the Fund may hold debt instruments whether such instruments are part of a public offering or privately negotiated.

          In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of the shares of the Fund in Texas, the Company has agreed to the following additional restrictions with respect to the Fund:

          1.   The Fund will not invest in oil, gas or
     mineral leases.

          2.   The Fund will not invest in real estate
     limited partnership.

          Should the Fund determine that these commitments or any other commitments are no longer in the best interests of the Fund, it will revoke such commitments by terminating sales of its shares in the state involved.


       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Information on how to purchase and redeem Company shares, and how such shares are priced, is included in the Prospectus. Additional information is contained below.


Net Asset Value

          In General. The Fund's net asset value per share is calculated by dividing the total value of the assets belonging to the Fund, less the value of any liabilities applicable to the Fund, by the total number of outstanding shares of the Fund. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any re-investment of such proceeds, and a portion of any general assets of the Company not belonging to a particular fund. The Fund is charged with its direct expenses and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to the Fund are borne equally by each share of the Fund except for certain payments that are borne solely by Pacific Horizon Shares of the Fund and payments to Shareholder Organizations that are borne solely by Horizon Service Shares of the Fund as described in the Prospectuses for such Shares.

          Amortized Cost Method. The Fund uses the amortized cost method of valuation in computing the net asset value of its shares for purposes of sales and redemptions. Under this method the Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold its portfolio securities. The market value of the securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

          In connection with its use of amortized cost valuation, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of greater than 397 calendar days. The Company's Board of Directors has also established, pursuant to rules promulgated by the Securities and Exchange Commission, procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If the Fund reduces the number of its outstanding shares without monetary consideration, it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

          The Funds' administrator, Concord Holding
Corporation (the "Administrator"), may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing the Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at that fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

Supplementary Purchase Information

          Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customers who must authorize the purchase of shares prior to such purchase.

          Persons wishing to purchase Pacific Horizon Shares by wire who have not established an account should telephone the Transfer Agent at (800) 346-2087. The investor must furnish sufficient information to permit the account to be opened. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the Fund's name; the investor's portfolio account number, if then established; and the investor's name.

          Shares may be purchased in connection with IRAs only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. The Transfer Agent may charge a fee to act as custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Supplementary Redemption Information

          Pacific Horizon Shares of the Fund for which orders for wire redemption are received on a business day before 12:00 noon (Eastern Time) will be redeemed as of such time and the proceeds of redemption will normally be wired in federal funds on the same business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). An investor must have completed and forwarded to the Transfer Agent an Account Application, including any required signature guarantees, before any redemptions of shares purchased by wire may be processed.
To qualify to use the wire redemption privilege, payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above).
If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Pacific Horizon Shares for which orders for wire redemption are received on a business day after the time stated above or on a non-business day will be redeemed as of the next determination of the Fund's net asset value and the proceeds of redemption will normally be wired in federal funds on the next business day after receipt of the redemption request. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.
Proceeds of less than $1,000 will be mailed to the investor's address.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus.
Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

          For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

          Investors should be aware that if they have selected the TeleTrade Privilege, any request for a telephone redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

          Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

          Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

          A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds.

          B. Shares of any investment portfolio in the Pacific Horizon Family of Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

          C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

          D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

          Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific
Horizon Family which are sold with a sales load.

          Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

          Miscellaneous. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

          A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Kansas City office is a day on which the Fund's custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Martin
Luther King, Jr. Day, Columbus Day or Veteran's Day.  In
1995, the holidays on which the New York Stock Exchange is closed are: Presidents' Day, Good Friday, Memorial Day
(observed), Independence Day, Labor Day, Thanksgiving Day and Christmas.

          The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Charter permits its Board of
Directors to require a shareholder to redeem involuntarily shares in the Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice.
The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940.

          If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in readily marketable securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


           ADDITIONAL INFORMATION CONCERNING TAXES


          The following is only a summary of certain additional considerations generally affecting the Fund and its shareholders that are not described in the Fund's
Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on its undistributed investment company taxable income, if any.

          The Fund will not be treated as a regulated investment company under the Code if 30% or more of its gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months
(the "short-short test"). Interest (including original issue and market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

          Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds realized paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Company that they are not subject to backup withholding when required to do so or that are "exempt recipients."

Other Information

          Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                  MANAGEMENT OF THE COMPANY

Directors and Officers

          The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                       Position with
Name and Address       Age      Company                Principal Occupations

Thomas M. Collins*     61       President and Chairman Of counsel, law firm of
McDermott & Trayner            of the Board           McDermott & Trayner;
225 S. Lake Avenue                                                   Partner of
                           the law firm
Suite 410                                                            of Musick,
                           Peeler &
Pasadena, CA 91101-3005                                               Garrett
(until April,

Name and Address                Position with          Principal Occupations
                                Age                     Company
                                                  1993); Trustee, Master
                                                  Investment Trust Series I
                                                  and Master Investment Trust,
                                                  Series II (registered
                                                  investment companies);
                                                  former Director, Bunker Hill
                                                  Income Securities, Inc.
                                                  through 1991 (registered
                                                  investment company).

Douglas B. Fletcher    70       Vice Chairman of the   Chairman of the Board
Fletcher Capital           Board                  and Chief Executive Advisors
Incorporated                                      Officer, Fletcher
4 Upper Newport Plaza                                  Capital Advisors
Suite 100                                              Incorporated(registered
Newport Beach, CA 92660-2629                                          investment
                                                  adviser) 1991
                                                           to
                                                  date; Partner, Newport
                                                  Partners (private venture
                                                  capital management firm)
                                                  1981 to date; Chairman of
                                                  the Board and Chief
                                                  Executive Officer, First
                                                  Pacific Advisors, Inc.
                                                  (registered investment
                                                  adviser) and seven
                                                  investment companies under
                                                  its management, prior to
                                                  1983; former Allied Member,
                                                  New York Stock Exchange;
                                                  Chairman of the Board of FPA
                                                  Paramount Fund, Inc. through
                                                  1984; Director, TIS Mortgage
                                                  Investment Company (real
                                                  estate investment trust);
                                                  Trustee and former Vice
                                                  Chairman of the Board,
                                                  Claremont McKenna College;
                                                  Chartered Financial Analyst.

Robert E. Greeley      60       Director               Chairman, Page Mill
Page Mill Asset                                        Asset Management (a
  Management                                           private investment
433 California Street                                  company) since 1991;
Suite 900                                              Manager, Corporate
San Francisco, CA 94104                                Investments,
Hewlett
                                                  Packard Company from 1979 to
                                                  1991; Director, Morgan
                                                  Grenfell Small Cap Fund
                                                  (since 1986); former
                                                  director, Bunker Hill Income
                                                  Securities, Inc. (since
                                                  1989) (registered investment
                                                  company); Trustee, Master
                                                  Investment Trust, Series I
                                                  and Master Investment Trust,
                                                  Series II (registered
                                                  investment companies);
                                                  former Trustee, SunAmerica
                                                  Fund Group (previously
                                                  Equitec Siebel Fund Group)
                                                  from 1984 to 1992.

Kermit O. Hanson                                       79             Director
                                                  Vice Chairman of the
17760 14th Ave., N.W.                                                Advisory
                           Board, 1988 to
Seattle, WA  98177                                                   date,
                           Executive
                                                  Director, 1977 to 1988,
                                                  Pacific Rim Bankers Program,
                                                  (a non-profit educational
                                                  institution); Dean Emeritus,
                                                  1981 to date, Dean, 1964-81,
                                                  Graduate School of Business
                                                  Administration, University
                                                  of Washington; Director,
                                                  Washington Federal Savings &
                                                  Loan Association; Trustee,
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  company).

Cornelius J. Pings                                     66             Director
                                                  President, Association
Association of American                           of American
Universities                                      Universities,
One DuPont Circle                                      February 1993 to date;
Suite 730                                              Provost, 1982 to January
Washington, DC 20036                                   1993, Senior Vice
                                                  President for Academic
                                                  Affairs, 1981 to January
                                                  1993, University of Southern
                                                  California.

Kenneth L. Trefftzs    83       Director               Private Investor;
11131 Briarcliff Drive                                 formerly Distinguished
San Diego, CA 92131-1329                                              Emeritus
Professor
                                                  of Finance and Chairman of
                                                  the Department of Finance
                                                  and Business Economics of
                                                  the Graduate School of
                                                  Business of the University
                                                  of Southern California;
                                                  former Director, Metro
                                                  Goldwyn Mayer Inc.;
                                                  Director, Fremont General
                                                  Corporation (insurance and
                                                  financial services holding
                                                  company); Director, Source
                                                  Capital, Inc. (closed-end
                                                  investment company);
                                                  Director of three open-end
                                                  investment companies managed
                                                  by First Pacific Advisors,
                                                  Inc.; formerly Chairman of
                                                  the Board of Directors (or
                                                  Trustees) of nineteen
                                                  investment companies managed
                                                  by American Capital Asset
                                                  Management, Inc.

Richard E. Stierwalt   40       Executive              Chairman of the Board 125
West 55th Street           Vice President         and Chief Executive
New York, NY 10019                                     Officer July 1993 to
                                                  date, prior thereto Senior
                                                  Director, Managing Director
                                                  and Chief Executive Officer
                                                  of the Administrator and
                                                  Distributor, February 1987
                                                  to July 1993; President,
                                                  Master Investment Trust,
                                                  Series I, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); First Vice
                                                  President, Trust Operation
                                                  Administration, Security
                                                  Pacific National Bank, 1983-
                                                  1987.

William B. Blundin     57       Executive Vice    Vice Chairman, July 1993 125
West 55th Street           President              to date, prior thereto
New York, NY 10019                                     Director and President
                                                  of the Administrator and
                                                  Distributor, February 1987
                                                  to July 1993; Executive Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Senior Vice
                                                  President, Shearson Lehman
                                                  Brothers (a securities
                                                  firm), 1978-1987.

Ann E. Bergin           35      Vice President         Senior Vice President,
125 West 55th Street                                   October 1994 to date,
New York, NY 10019                                     prior thereto First

Vice President of the
                                                  Administrator, February 1993
                                                  to October 1994; Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Vice President
                                                  of the Administrator, August
                                                  1991 to February 1993;
                                                  Assistant Vice President,
                                                  The Dreyfus Corporation,
                                                  December 1982 to August
                                                  1991.

Susan L. West          37       Assistant Vice         Chief Operating Officer,
125 West 55th Street            President         July 1993 to date, prior New
York, NY 10019                                    thereto Executive
                                                  Vice President of the
                                                  Administrator, May 1987 to
                                                  July 1993; Vice President,
                                                  Master Investment Trust,
                                                  Series II and Seafirst
                                                  Retirement Funds (registered
                                                  investment companies);
                                                  Assistant Vice President,
                                                  Fund Administration and
                                                  Operations, The Vanguard
                                                  Group, October 1981 to May
                                                  1987.

Irimga McKay            35      Assistant Vice         Senior Vice President,
7863 Girard Avenue              President              July 1993 to date, prior
Suite 306                                              thereto First Vice
La Jolla, CA 92037                                     President of the
                                                  Administrator and
                                                  Distributor, November 1988
                                                  to July 1993; Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Regional Vice
                                                  President,Continental
                                                  Equities, June 1987 to
                                                  November 1988; Assistant
                                                  Wholesaler, VMS Realty
                                                  Partners (a real estate
                                                  limited partnership), May
                                                  1986 to June 1987.

Richard A. Fabietti                                    36             Treasurer
                                                  Senior Vice President of
125 West 55th Street                                   the Administrator and
New York, NY  10019                                    Distributor, July 1987
                                                  to
                                                  date; Treasurer, Master
                                                  Investment Trust, Series II
                                                  and Seafirst Retirement
                                                  Funds (registered investment
                                                  companies); Assistant
                                                  Controller-Mutual Funds,
                                                  Alliance Capital Management
                                                  Corp., March 1986 to July
                                                  1987.


Martin G. Flanigan     31       Assistant Treasurer    Vice-President of the
125 West 55th Street                                   Administrator and
New York, NY  10019
                                                  Distributor since 1987;
                                                  Assistant Treasurer, Master
                                                  Investment Trust, Series II
                                                  and Seafirst Retirement
                                                  Funds (registered investment
                                                  companies).

W. Bruce McConnel, III 52       Secretary              Partner of the law firm
1345 Chestnut Street                                   Drinker Biddle & Reath;
Philadelphia National Bank                                            Secretary,
Master
   Building, Suite 1100
                                                  Investment Trust, Series
Philadelphia, PA 19107                            II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies).

Linda Mahon            38       Assistant Secretary    Vice President
125 West 55th Street                                   of the Administrator
New York, NY  10019                                                        and
                                                  Distributor, 1994
                                                  to date; Assistant
                                                  Secretary, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Corporate
                                                  Secretary of J. & W.
                                                  Seligman & Co. Incorporated,
                                                  1991-1994; Vice President of
                                                  Paribas Asset Management,
                                                  Inc., 1989-1991.

George O. Martinez     36       Assistant              Senior Vice President
1900 East Dublin-Granville Road Secretary              and Director of Legal
Columbus, OH 43229                                     Compliance Services
                                                  BISYS Fund Services, since
                                                  April 1995; prior thereto,
                                                  Vice President and Associate
                                                  General Counsel, Alliance
                                                  Capital Management, L.P.

*     Mr. Collins is an "interested director" of the Company as defined in the Investment Company Act of 1940.




          The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

          Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting. Mr. Collins receives an additional $40,000 per annum for his services as President; each member of a committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund, and each other Fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

          For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this amount, for the fiscal year ended February 28, 1995, $22,999 of directors' compensation was allocated to the Prime Value Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

          Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

          Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

          In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

          In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

          The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

          The following chart provides certain information about the director/trustee fees of the Company as of February 28, 1995.


NAME OF PERSON/   AGGREGATE   PENSION OR   ESTIMATED     TOTAL
    POSITION     COMPENSATI   RETIREMENT    ANNUAL    COMPENSATI
                   ON FROM     BENEFITS    BENEFITS     ON FROM
                     THE      ACCRUED AS     UPON     REGISTRANT
                   COMPANY     PART OF    RETIREMENT   AND FUND
                                 FUND                  COMPLEX*
                               EXPENSES                 PAID TO
                                                       DIRECTORS
Thomas M.        $100,000         $0          $0      $110,000
Collins
President and
Chairman of the
Board
Douglas B.       $57,500          $0          $0      $57,500
Fletcher
Vice Chairman of
the Board
Robert E.        $57,500          $0          $0      $65,781
Greeley**
Director
Kermit O. Hanson $57,500          $0          $0      $63,500
Director
Cornelius J.     $57,500          $0          $0      $57,500
Pings
Director
Kenneth L.       $57,500          $0          $0      $57,500
Trefftzs
Director
______________________________

* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I and Master Investment Trust, Series II.
**   Mr. Greeley became a director of the Company on April 25, 1994.


Investment Adviser

          Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to the Company since the commencement of its operations. In the Investment Advisory Agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of the Fund's net assets, plus .09% of the next $3 billion of the Fund's net assets, plus .08% of the Fund's net assets over $10 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

          For the period March 16, 1993 (commencement of operations) through February 28, 1994 and the fiscal year ended February 28, 1995, Bank of America was paid advisory fees (net of fee waivers) with respect to the Fund of $2,840 and $289,793, respectively. For the same periods, Bank of America waived advisory fees with respect to the Fund in the amount of $116,991 and $121,169, respectively. Additionally, for the periods indicated, Bank of America assumed certain operating expenses with respect to the Fund in the amount of $75,521 and $4,439, respectively.

          The Investment Advisory Agreement will continue with respect to the Fund until October 31, 1995 and thereafter for successive annual periods of one year, provided such continuation is approved at least annually by the Company's Board of Directors or by a majority of the outstanding shares of the Fund (as described under "Miscellaneous"), and by a majority of the directors who are not interested persons of any party to the agreement by vote cast in person at a meeting called for such purposes. The agreement is terminable at any time with respect to the Fund without payment of any penalty by the Company's Board of Directors or by vote of a majority of the Fund's outstanding shares on 60 days' written notice to Bank of America. Similarly, Bank of America may terminate the Investment Advisory Agreement without penalty upon 60 days' written notice to the Fund. In addition, the agreement provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act of 1940).

          The Company's Investment Advisory Agreement with respect to the Fund provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Glass-Steagall Act and Proposed Legislation

          The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the Investment Advisory Agreement, the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.

          On the other hand, as described herein, the Fund is currently distributed by the Distributor, and the Administrator, its parent, provides the Company with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by the Administrator or the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by the Administrator or the Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.
Administrator

          Concord Holding Corporation (the "Administrator"), with principal offices at 125 West 55th Street, New York 10019, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

          The Administrator provides administrative services for the Fund as described in the Prospectus pursuant to a Basic Administrative Services Agreement. The agreement will continue in effect with respect to the Fund until October 31, 1995 and thereafter will continue for successive periods of two years, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund.
The agreement is terminable during any term for cause at any time by the Company's Board of Directors, "cause" being defined and limited for this purpose to mean willful misfeasance, bad faith or negligence by the Administrator in the performance of its obligations and duties under the agreement. The Company's Board of Directors may terminate the agreement at the end of the term without cause upon 60 days prior written notice to the Administrator.

          For the services provided and expenses assumed pursuant to the Basic Administrative Services Agreement, the Administrator is entitled to receive an administration fee, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of the Fund's net assets, plus .09% of the next $3 billion of the Fund's net assets, plus
 .08% of the Fund's net assets over $10 billion. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

          For the period March 16, 1993 (commencement of operations) through February 28, 1994 and the fiscal year ended February 28, 1995, the Administrator was paid administration fees (net of fee waivers) with respect to the Fund of $2,840 and $289,793, respectively. For the same periods, the Administrator waived administration fees with respect to the Fund in the amount of $116,991 and $121,169, respectively.

          The Administrator will bear all expenses in connection with the performance of its services under its Basic Administrative Services Agreement for the Fund with the exception of fees charged by The Bank of New York for certain fund accounting services described below, which are borne by the Fund.
          The Basic Administrative Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties thereunder.

          Bank of America has received an option entitling it to purchase approximately 4% of the Administrator's authorized common stock on or before December 31, 1998.

Special Management Services Agreement

          Bank of America and the Administrator provide services with respect to the Fund's Pacific Horizon Shares as described in the Prospectus pursuant to a Special Management Services Agreement. The agreement has been entered into by the Company pursuant to an exemptive order granted by the Securities and Exchange Commission, and in approving the agreement, the Board of Directors determined that there was a reasonable likelihood that it would be beneficial to Pacific Horizon Shares of the Fund. Under the exemptive order, the agreement may not be amended to increase materially the amount payable thereunder unless approved by a majority vote of the Disinterested Directors (as defined below) cast in person at a meeting called for the purpose of voting on the amendment. The Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the agreement.

          The Special Management Services Agreement will continue in effect with respect to the Fund until October 31, 1995 and thereafter for successive periods of one year, provided such continuation is approved at least annually by the Company's Board of Directors or by the vote of a majority of the outstanding Pacific Horizon Shares of the Fund (as defined under "Miscellaneous-Shareholder Vote"), and by a majority of the directors who are not interested persons of the Company and who have no direct or indirect interest in the agreement (the "Disinterested Directors") by vote cast in person at a meeting called for such purpose. The agreement is terminable at any time with respect to the Fund by the Disinterested Directors, by vote of a majority of the outstanding Pacific Horizon Shares of the Fund, by Bank of America, or by the Administrator upon 60 days' notice to the other parties to the agreement.

          For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America and the Administrator are entitled to receive an aggregate fee at the annual rate of .32% of the average daily net asset value of the Fund's Pacific Horizon Shares. From time to time, Bank of America and the Administrator may waive the fees payable to them under the agreement. Bank of America and the Administrator bear all expenses in connection with the performance of their services under the Special Management Services Agreement.

          For the period March 16, 1993 (commencement of operations) through February 28, 1994, and the fiscal year ended February 28, 1995 the Fund incurred expenses (before fee waivers) of $386,941 and $307,526, respectively, pursuant to the Special Management Services Agreement, of which $0 was earned by Bank of America, $3,320 was earned by affiliates of Bank of America, $111 was earned by the Administrator and $0 was earned by affiliates of the Administrator for the period ended February 28, 1994, and $0 was earned by Bank of America, $0 was earned by affiliates of Bank of America, $0 was earned by the Administrator and $0 was earned by affiliates of the Administrator for the fiscal year ended February 28, 1995. For the period March 16, 1993 through February 28, 1994 and the fiscal year ended February 28, 1995, Bank of America and its affiliates, the Administrator and other Service Organizations agreed to waive Special Management Services fees of $383,510 and $307,526, respectively.

          The Special Management Services Agreement provides that Bank of America and the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of their duties or from the reckless disregard by them of their obligations and duties thereunder.

Fee Waivers and Expense Reimbursements

          If total expenses borne by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to the Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to the Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of the Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

Distributor

          The Distributor acts as the exclusive distributor of the shares of the Fund pursuant to a distribution agreement with the Company.
Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Fund to the Distributor for its distribution services. The distribution agreement shall continue in effect with respect to the Fund until October 31, 1995. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

Custodian and Transfer Agent

          The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian, and DST Systems, Inc., 811 Main, Kansas City, Missouri 64105-2005, as transfer and dividend disbursing agent for the Fund. The Bank of New York also provides the Company with certain accounting services pursuant to a fund accounting services agreement. The Bank of New York has agreed to provide certain accounting, bookkeeping, pricing, and dividend and distribution calculation services with respect to the Company. The monthly fees charged by the bank under the fund accounting agreement are borne by the Fund (and other portfolios of the Company). The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a sub-custodian agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company, (ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the sub-custodian agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. For the period March 16, 1993 (commencement of operations) through February 28, 1994 and the fiscal year ended February 28, 1995 Bank of America, in its capacity as sub-custodian, did not hold any of the Fund's assets and accordingly received no fees.

Additional Performance Information

          The "yield" and "effective yield" of the Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for the Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size.
The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for the Fund is computed by compounding the Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in the Fund's calculations of yields.

          The current yields for the Fund may be obtained by calling
(800) 227-1545. Based on the foregoing calculations, for the seven-day period ended February 28, 1995, the annualized yield and effective yield (after fee waivers) of the Fund's Pacific Horizon Shares were 5.96% and 6.14%, respectively.

          From time to time, the yield of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 227-1545.

          In addition to the publications listed in the Fund's Prospectus, yield data as reported in the following publications may be used in comparing the yields of the Fund to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor and American Banker.


                           GENERAL INFORMATION

Description of Shares

          The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of twenty-three classes of common stock - Classes A through W Common Stock representing interests in twenty-three separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Pacific Horizon Shares of the Prime Value Fund.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Fund's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Fund's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information" in this Statement of Additional Information.

          The Fund's Horizon Shares and Horizon Service Shares differ from Pacific Horizon Shares in the following respects. Only Pacific Horizon Shares are subject to the Special Management Services fee described above, which is payable at the rate of .32% (on an annualized basis) of the average daily net asset value of the Pacific Horizon Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan that has been adopted for Horizon Services Shares, which are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time as described in the Prospectus for such shares. As a result, at any given time, the net yield on the Fund's Pacific Horizon Shares will be approximately .32% lower than the yield on the Fund's Horizon Shares and
 .07% lower than the yield on the Fund's Horizon Service Shares. Standardized yield quotations will be computed separately for each series of shares.

          Holders of the outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Pacific Horizon Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Special Management Services Agreement and only Horizon Service Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the expenses that are borne exclusively by such shares. Further, shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a fund-by-fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular funds.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Reports

          Shareholders will be sent unaudited semi-annual reports describing the Fund's investment operations, and annual financial statements together with a report of the independent accountants.
Counsel

          Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered hereby.


Independent Accountants

          Price Waterhouse LLP, independent accountants, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants for the Fund for the fiscal year ending February 28, 1996.

Miscellaneous

          As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are represented in person or by proxy.

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and Hellman & Freidman
Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

          At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

          At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and Security
Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15,
1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America
State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701
S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%).
At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

          At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn:
Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%);
Security Pacific State Trust Co., Agreement for SecPAC WA Participants,
Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030
shares (17.289%).

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc., Attn:
Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299
N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

          At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%);
and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows:
Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus
A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At
June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network
Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe,
P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%);
Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co., c/o Bank of New
York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA,
Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital
Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn:
Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam, 120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%); Foothill/Eastern
Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co.,
Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June
16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%).
At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor,
Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and
Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

          At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

Financial Statements and Experts

          The Annual Report for the Fund for the period ended February 28, 1995 (the "Annual Report"), accompanies this Statement of Additional Information. The Financial Statements and notes thereto in the Annual Report are incorporated in this Statement of Additional Information by reference and have been audited by Price Waterhouse LLP, whose report thereon also appears in the Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               APPENDIX A


Commercial Paper Ratings

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.








                       PACIFIC HORIZON FUNDS, INC.

                           Horizon Shares and
                         Horizon Service Shares
                                 of the
               Prime Fund, Treasury Fund, Government Fund,
               Treasury Only Fund, Tax-Exempt Money Fund,
                 California Tax-Exempt Money Market Fund
                          and Prime Value Fund

                              July 1, 1995

                   Statement Of Additional Information


                            TABLE OF CONTENTS


                                                    PAGE

The Company                                             3
Investment Objectives and Policies                      3
Purchase and Redemption of Shares                       43
Management of the Funds                                 46
Taxes                                                   64
Yield Information                                       69
General Information                                     72
Appendix A                                              A-1

                        -------------------------


          This Statement of Additional Information applies to the Horizon Shares and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and Prime Value Fund and the Horizon Service Shares of the California Tax-Exempt Money Market Fund (the "Funds") of Pacific Horizon Funds, Inc. (the "Company"). This Statement of Additional Information is meant to be read in conjunction with the prospectuses dated July 1, 1995 with respect to Horizon Shares and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and Prime Value Funds, and the Horizon Service Shares of the California Tax-Exempt Money Market Fund, as the same may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), and is incorporated by reference in its entirety into each such Prospectus. No Horizon Shares are offered in the California Tax-Exempt Money Market Fund. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Horizon and Horizon Service Shares may be obtained by calling Concord Financial Group, Inc. at (800) 426-3863. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


                               THE COMPANY

          The Company was organized on October 27, 1982 as a Maryland corporation and commenced operations on March 30, 1984. On January 19, 1990 the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust (sometimes called the "Predecessor Prime Fund" and "Predecessor Treasury Fund," respectively), were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. On January 19, 1990 the Tax-Exempt Money Fund of The Horizon Funds (the "Predecessor Tax-Exempt Fund") was reorganized as a new portfolio of the Company. Each of these three Predecessor Funds originally commenced operations on July 10, 1987. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 by offering a single series of shares known as Pacific Horizon Shares and began offering Horizon Service Shares on March 1, 1993. The Government Fund and Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares. The Prime Value Fund commenced operations on March 16, 1993 by offering a single series of shares known as Pacific Horizon Shares and began offering Horizon Shares on May 16, 1994.

          The Company offers other classes and series of shares, including Pacific Horizon Shares, in the aforementioned Funds and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other shares contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                   INVESTMENT OBJECTIVES AND POLICIES

          The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements the descriptions of the investment objective and policies in the Prospectuses for the Funds.

Portfolio Transactions

          Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund did not pay any brokerage commissions. In addition, during the period March 16, 1993 (commencement of operations) through February 28, 1994 and the fiscal year ended February 28, 1995, the Prime Value Fund did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

          The Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

          Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Shareholder Organizations. In addition, portfolio securities in general will be purchased from and sold to Bank of America, Concord Financial Group, Inc. (the "Distributor") and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the investment Company Act of 1940 and the rules thereunder.

          A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities.
The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. There is not expected to be any portfolio turnover for the Funds for regulatory reporting purposes.

          A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum
rating required for purchase by the Fund.   The Board of Directors or
Bank of America, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

          To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000. Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

Portfolio Instruments

          Certificates of Deposit, Bankers' Acceptances, Commercial Paper and Short-Term Notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).
Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase (including assets of both domestic and foreign branches) in excess of $2.5 billion ($1 billion in the case of the Prime Value Fund). Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime, Treasury, Tax-Exempt Money and Prime Value Funds are "First Tier Securities" as defined by the Securities and Exchange Commission and, with respect to the California Tax-Exempt Money Market Fund are "Eligible Securities" as defined by the Securities and Exchange Commission. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, the Tax-Exempt Money Fund may also acquire "Eligible Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this Statement of Additional Information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

          A Fund holding Euro CDs, Yankee CDs, Yankee BAs, commercial paper or other obligations of foreign issuers may be subject to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

          As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro CDs, Yankee CDs, Yankee BAs and other foreign bank obligations that a Fund may acquire.

          U.S. Government Obligations. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association. The Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; however, the Government, Treasury Only and Prime Value Funds may acquire such obligations in accordance with their investment policies.

          Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, Tax-Exempt Money, California Tax-Exempt Money Market and Prime Value Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

          Variable and Floating Rate Instruments. The Funds may acquire variable and floating rate instruments as described in their Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

          Ratings and Issuer's Obligations. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc. ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

          Municipal Securities. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund are invested in "Municipal Securities" (securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, authorities, agencies and instrumentalities, the interest on which is exempt from regular Federal income tax in the opinion of bond counselor to the issuer). The Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities. Although the Prime and Prime Value Funds are also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of such Funds' respective net assets will be so invested at any one time. (The purchase of Municipal Securities by the Prime and Prime Value Funds may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield on such securities, on a pre-tax basis, is comparable to that of other short-term money market instruments that these Funds may purchase. Dividends paid by the Prime and Prime Value Funds that are derived from interest on Municipal Securities would be taxable to a Fund's shareholders for federal income tax purposes.)

          Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

           There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

          The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the relevant Funds' Prospectuses under "Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

          Repurchase Agreements. The Prime Fund, Treasury Fund, Government Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund and Prime Value Fund may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with Shareholder Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

          Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements with respect to their securities. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

Investment Practices

          When-Issued Securities, Forward Commitments and Delayed Settlements. The Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

          A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments. The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

          The amount payable to the Tax-Exempt Money Fund or the California Tax-Exempt Money Market Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

          The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

          The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

          The Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

          Loans of Securities. The Prime Fund, Government Fund, Treasury Only Fund and Prime Value Fund may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund (33_% with respect to the Treasury Only Fund).

          A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Special Considerations Relating to California Municipal Securities

          Economic Factors. The Governor's 1993-1994 Budget, introduced on January 8, 1993, proposed general fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in state spending.

          The Department of Finance of the State of California's May Revision of General Fund Revenues and Expenditures (the "May Revision"), released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

          The 1993-1994 budget act (the "1993-94 Budget Act") was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending.

          The 1993-94 Budget Act was predicated on general fund revenues and transfers estimated at $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

          The 1993-94 Budget Act also assumed special fund revenues of $11.9 billion, an increase of 2.9 percent over 1992-93.

          The 1993-94 Budget Act includes general fund expenditures of $38.5 billion (a 6.3 percent reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The 1993-94 Budget Act also included special fund expenditures of $12.1 billion, a 4.2 percent increase. The 1993-94 Budget Act reflected the following major adjustments:

          1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts, thereby reducing general fund support by an equal amount. About
$2.5 billion is permanent, reflecting termination of the State's "bailout" of local governments following the property tax cuts of Proposition 13 in 1978 (See "Constitutional, Legislative and Other Factors" below).

          The property tax revenue losses for cities and counties were offset in part by additional sales tax revenues and mandate relief.

          2. The 1993-94 Budget Act projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years'
Proposition 98 funds.

          3. The 1993-94 Budget Act assumed receipt of about $692 million of aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State, which would reduce a like amount of General Fund expenditures. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

          4. Reductions of $600 million in health and welfare programs and $400 million in support for higher education (partly offset by fee increases at all three units of higher education) and various miscellaneous cuts (totalling approximately $150 million) in State government services in many agencies, up to 15 percent.

          5.   A 2-year suspension of the renters' tax credit
($390 million expenditure reduction in 1993-94).

          6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

          The 1993-94 Budget Act contained no general fund tax/revenue increases other than a two year suspension of the renters' tax credit. The 1993-1994 Budget Act suspended the 4 percent automatic budget reduction trigger, as was done in 1992-1993, so cuts could be focused.

          Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-1994 Fiscal Year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

          The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5 percent) above projection, with final end-of-year results at $377 million (about 1 percent) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4 percent) above projection in June. While the higher June receipts are reflected in the actual 1993-94 Fiscal Year cash flow results, and help the starting cash balance for the 1994-95 Fiscal Year, the Department of Finance has not adjusted any of its revenue projections for the 1994-95 or 1995-96 Fiscal Years.

          During the 1993-94 Fiscal Year, the State implemented the deficit retirement plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion.

          Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the deficit retirement plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

          On January 17, 1994, a major earthquake measuring an estimated
6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change.

          Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies.

          Damage to state-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and 210. Major highways have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. There was also some damage to the University of California at Los Angeles and to an office building in Van Nuys (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

          The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

          The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor originally proposed that the State will have to pay about $1.9 billion for earthquake relief costs, including a 10 percent match to some of the federal funds, and costs for some programs not covered by the federal aid. The Governor proposed to cover $1.05 billion of these costs from a general obligation bond issue which was on the June 1994 ballot, but it was not approved by the voters. The Governor subsequently announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), that the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs will be borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Senate Bill
2383, repayment will have to be addressed in 1995-96 or beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

          The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years.
The Governor's Budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

          The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

          The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

          The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. The principal features of the 1994-95 Budget Act were the following:

          1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented immigrants, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal FY 1995 Budget is passed.

          2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been suspended by court order.

          3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University. It is anticipated that student fees for both the University of California and the California State University will increase up to 10%.

          4. Proposition 98 funding for K-14 schools is increased by $526 million from 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

          5. Legislation enacted with the Budget clarifies laws passed in 1992 and 1993 which require counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented a method of making such transfers which provided less money for schools if there were redevelopment agency projects. The new legislation bans this method of transfer. If all counties had implemented this method, General Fund aid to K-12 schools would have been $300 million higher in each of the 1994-95 and 1995-96 Fiscal Years.

          6. The 1994-95 Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life prison terms for certain third-time felony offenders.

          7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

          The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

          The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

          The State's cash flow management plan for the 1994-95 fiscal year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

          Because preparation of cash flow estimates for the 1995-96 Fiscal Year necessarily entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

          Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its official statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

          The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

          On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

          Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

          The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July, 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year, which was released in early January, 1995.

          The 1995-96 Governor's Budget, discussed below, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletins for February and March 1995 report that combined General Fund revenues for February, 1995 were about $356 million below forecast, but combined revenues for January and February were only about $82 million (or 0.3 percent) below the 1995-96 Governor's Budget forecast. The largest component of the decrease is attributable to personal income tax receipts, which were about $131 million (or 1.1 percent) below the two months' forecast. This decrease in personal income tax receipts appears to be largely attributable to fourth quarter 1994 activity, probably in the anticipation of tax reform, with some taxpayers shifting income into 1995 to the extent possible. The withholding component comprised $77 million of this shortfall, but the Department of Finance does not yet view this as significant. Additionally, sales and use tax receipts were very close to forecast for the two-month period, while bank and corporation tax receipts were about $42 million (or 1.5 percent) below the two months' forecast. Miscellaneous revenues were about $117 million (or 6.2 percent) above forecast for the two months, but the Department of Finance is not yet able to determine whether this gain is real, or is instead attributable to cash flow factors.

          Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

          On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

          The following are the principal features of the Proposed
Budget:

          1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

          2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

          3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require federal legislative approval.

          4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation is resolved.

          5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million General Fund). The Governor has proposed a four-year funding "company" for the higher education units which includes both annual increases in State funding and increases in student fees.

          6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

          The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

          However, a report issued by the Legislative Analyst in February, 1995 notes that the Proposed Budget is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare costs, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

          The Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, Chapter
135 prohibits any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

          Commencing on October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year, except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

          On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, are investors in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which have been invested in the Pool. Such agencies also have additional funds invested in the Pool. Since the filing, investor access to monies in the Pool has been pursuant to Court order only and severely limited. Various investment advisors have been employed by the County to restructure the Pool. Such restructuring has resulted in the sale of substantially all of the Pool's portfolio resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool. The County has failed to make certain deposits to a fund for repayment of $169,000,000 aggregate principal amount of its short term indebtedness resulting in a technical default under its note resolution. There has been no default in payment to noteholders. Principal and interest on such notes is due on June 30, 1995. Additionally, the County has defaulted in its obligation to accept tenders of its $110,200,000 aggregate principal amount of its Taxable Pension Obligation Bonds, Series B used to finance County pension obligations. Interest at a rate set pursuant to the bond documents has been timely paid on such Pension Bonds. Principal and interest payments on other indebtedness of the County and the investors will come due at various times and amounts throughout 1995 and thereafter. Both Standard & Poors and Moody's Investors Service have suspended or downgraded ratings on various debt securities of the County and certain of the investors in the Pool. Such suspensions or downgradings could affect both price and liquidity of such securities. The Fund is unable to predict when funds may be released from the Pool to investors, the amount of such funds, if any, whether additional technical and payment defaults by the County and/or investors in the pool may occur and the financial impact upon the value of securities of the County and the investors in the Pool. Further, continuing audits of various funds by outside consultants and the State Auditor have initially identified transfers to and among various funds as unauthorized and/or inappropriate. Such undertakings could result in materially greater or lesser losses among the County and the investors. The County recently filed a motion seeking Bankruptcy Court approval of a proposed comprehensive settlement agreement ("CSA") between the County and Pool investors. On May 2, 1995, the Bankruptcy Court approved the CSA which among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County,
(ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and (iii) designated certain outstanding short term note obligations of the County, including the Series B Pension Obligation Bonds, to be senior to or on a parity with certain of the new County obligations.

          The California Tax-Exempt Money Market Fund currently holds an Orange County Note, with a par value of $4,500,000 that matures on August 11, 1995. The Orange County Note is supported by a Letter of Credit issued by PNC, Bank ("PNC"). BankAmerica Corporation has agreed to reimburse PNc for any payments PNC may make under the Letter of Credit. The Letter of Credit expires after August 11, 1995.

          Constitutional, Legislative and Other Factors. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of the Tax-Exempt Money Fund's and California Tax-Exempt Money Market Fund's Prospectus and this Statement of Additional Information. While the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

          Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities, is unclear.

          In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, California Governor Pete Wilson signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Assembly Speaker Willie Brown, disagree with that estimate and assert that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

          Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of
Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8 and on June 3, 1986, the California voters approved Proposition 46, both of which amended Article XIIIA.

          Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

          Legislation enacted by the California Legislature to implement
Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

          On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

          At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends
Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

          Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, state monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equalling the percentage of state general revenue bonds for school and community college districts in fiscal year 1986-87, or (ii) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

          On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

          Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

          On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988,
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

          In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

          On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

          Certain California Municipal Securities held by the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Securities.

          The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

          Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

          California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

          These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur
D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

          Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgement may be ordered against the debtor.

          Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

          In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

          Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

          Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Investment Limitations

          The Prospectuses for each Fund sets forth certain fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to a Fund without such a vote of shareholders.

The Prime Fund may not:

          1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

               In accordance with current regulations of the Securities and Exchange Commission, the Prime Fund presently intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This intention is not, however, a fundamental policy of the Fund.

The Prime Value Fund may not:

          1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

          In accordance with current regulations of the Securities and Exchange Commission, the Prime Value Fund presently intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This intention is not, however, a fundamental policy of the Fund. Additionally, for purposes of the above fundamental policy, the guarantor of a guaranteed security may, in certain circumstances, also be considered to be an issuer in connection with such guarantee.

The Prime Fund, Treasury Fund, California Tax-Exempt Money Market Fund and Prime Value Fund may not:
          1. Purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein and the California Tax-Exempt Money Market Fund may purchase Municipal Securities secured by real estate or interests therein).

          2.   Underwrite the securities of other issuers.

          3. Purchase securities of companies for the purpose of exercising control.

          4. Purchase securities on margin, make short sales of securities or maintain a short position.

          5. Except for the Prime Value Fund, acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

          6. Make loans except that (i) a Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Prime Fund and the Prime Value Fund may lend portfolio securities.

Neither the Government Fund nor the Treasury Only Fund may:

          1. Purchase any security or evidence of interest therein on margin, except that a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

          2. Underwrite securities issued by other persons, except that all of the assets of a Fund may be invested in a corresponding investment company with the same investment objective and policies and except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security.

          3. Make loans to other persons except (a) through the lending of securities held by a Fund, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or
(c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this investment restriction the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

          4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by such Fund).

          5. Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the Investment Company Act of 1940 or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction No. 2 as stated in the Funds' Prospectus regarding borrowing.

          6. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

The Tax-Exempt Money Fund may not:

          1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation. For purposes of this limitation and the Fund's policy on concentration of investments set forth in the Prospectus, a governmental agency, authority, instrumentality or other political subdivision is deemed to be an issuer, separate from the government creating such subdivision, if the security issued by such subdivision is backed only by the assets and revenues of the subdivision, and a guarantee of a security is not deemed to be a security issued by the guarantor, provided that no more than 10% of the value of the Fund's total assets is invested in securities issued or guaranteed by such guarantor.

          2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.
          3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which invest in real estate or interests therein.

          4. Purchase securities on margin, make short sales of securities or maintain a short position.

          5. Write or sell puts, calls, straddles, spreads or combinations thereof.

          6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs.

          7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, and may enter into repurchase agreements with respect to securities.

          9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks; (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The California Tax-Exempt Money Market Fund may not:

          1. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

          2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

          3. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

          4. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

          5. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                          *         *         *

          If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

          For purposes of the Prime Value Fund's investment limitation concerning industry concentration, U.K. Building Societies will be considered to be in the banking industry.
The Prime Value Fund will not invest more than 5% of its net assets (at the time of purchase) in instruments issued by U.K. Building Societies

          For purposes of Investment Limitation 1 relating to the Prime Fund in such Fund's Prospectus, Investment Limitation 1 relating to the Prime Value Fund in such Fund's Prospectuses, Investment Limitation 6 relating to the Government Fund and Treasury Only Fund in this Statement of Additional Information, Investment Limitation 9 relating to the Tax-Exempt Money Fund in this Statement of Additional Information and Investment Limitation 5 relating to the California Tax-Exempt Money Market Fund only in this Statement of Additional Information, these Funds treat, in accordance with the current views of the staff of the Securities and Exchange Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

          For purposes of Investment Limitation 6 of this Statement of Additional Information with respect to the Prime Fund, Treasury Fund, California Tax-Exempt Money Market Fund and Prime Value Fund, Investment Limitation 3 of this Statement of Additional Information with respect to the Government Fund and Treasury Only Fund and Investment Limitation 8 of this Statement of Additional Information with respect to the Tax-Exempt Money Fund, the Funds may hold debt instruments whether such instruments are part of a public offering or privately negotiated.

          In order to permit the sale of shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of the shares of the Funds in Texas, the Company has agreed to the following additional restrictions:

          1.  The Funds will not invest in oil, gas or mineral leases.

          2. The Funds will not invest more than 5% of their net assets in warrants (valued at the lower of cost or market), of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

          3. The Funds will not invest in real estate limited partnerships.

          4.  Any Horizon Shares of the Funds (other than the Prime Value
Fund) offered for sale to Texas residents will generally be issued for cash only. Transactions involving the issuance of Horizon Shares of such Funds for securities or assets other than cash will meet the requirements of Section 123.2(4) of the Texas Blue Sky Regulations.

          Should a Fund determine that these commitments or any other commitments are no longer in the best interests of the Fund, it will revoke such commitments by terminating sales of its shares in the state involved.


                    PURCHASE AND REDEMPTION OF SHARES

In General

          The Company or its transfer agent may require any information reasonably necessary to evidence that a redemption has been duly authorized. Under the Investment Company Act of 1940 any of the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on such Exchange is restricted, during which an emergency exists (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of portfolio securities is not reasonably practicable or for such other periods as the Securities and Exchange Commission may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

          In addition a Fund may redeem shares involuntarily in certain instances if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940. If the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in readily-marketable securities or other property. In such an event a shareholder would incur transaction costs in selling the securities or other property. See "Net Asset Value" below for an example of when such form of payment might be appropriate. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the Company's net asset value at the beginning of such period.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one Fund must maintain a separate Master Account for each Fund. Institutions may arrange with the Funds' transfer agent for certain sub-accounting services (such as purchase, redemption and dividend record keeping).

National Banking Regulations

          The Comptroller of the Currency has ruled that a national bank may invest in shares of an investment company to the extent that the portfolio of such company consists of investments in which the bank might invest directly. As a national bank could invest directly without limitation in general obligations of the U.S. Treasury and the portfolios of the Treasury Fund and Treasury Only Fund are limited to such investments, national banks may acquire shares of the Treasury Fund and Treasury Only Fund without limitation.

          In addition, the regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. In the opinion of the Company's counsel, the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account. Prospective investors should consult their advisers regarding the law applicable to their purchase of shares.

Net Asset Value

          In General. Each Fund's net asset value per share is calculated by dividing the total value of the assets belonging to the Fund, less the value of any liabilities applicable to the Fund, by the total number of outstanding shares of that Fund. Each Fund's net asset value is calculated separately from each other Fund's net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any re-investment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for the payments to Service Organizations that are borne solely by Horizon Service Shares and certain payments that are borne solely by Pacific Horizon Shares as described in the Prospectuses for such Shares.

          A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Kansas City office is a day on which the New York Stock Exchange is open for trading, except a "business day" does not include Martin Luther King, Jr. Day, Columbus Day or Veteran's Day. In 1995 the holidays on which the New York Stock Exchange is closed are: President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas.

          Amortized Cost Method. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

          In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days. The Company's Board of Directors has also established, pursuant to rules promulgated by the Securities and Exchange Commission, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

          The Funds' administrator, Concord Holding Corporation (the "Administrator"), may use a pricing service to value certain portfolio securities where the prices provided are believed by the Administrator pursuant to guidelines adopted by the Board of Directors to reflect the fair value of such securities. In valuing a Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

                         MANAGEMENT OF THE FUNDS

Directors and Officers

          The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:
                               Position with
Name and Address     Age       Company            Principal Occupations

Thomas M. Collins*   61        President and      Of counsel, law firm of
McDermott & Trayner            Chairman of the    McDermott & Trayner;
225 S. Lake Avenue             Board              Partner of the law firm
Suite 410                                                        of Musick,
                               Peeler &
Pasadena, CA 91101-3005                                          Garrett
(until April,
                                                  1993); Trustee, Master

Investment Trust Series I
                                                  and Master Investment Trust,
                                                  Series II (registered
                                                  investment companies);
                                                  former Director, Bunker Hill
                                                  Income Securities, Inc.
                                                  through 1991 (registered
                                                  investment company).


Douglas B. Fletcher  70        Vice Chairman      Chairman of the Board
Fletcher Capital               of the Board       and Chief Executive
Advisors Incorporated                                            Officer,
Fletcher
4 Upper Newport Plaza                             Capital Advisors,
Suite 100                                         Incorporated,
Newport Beach, CA 92660-                                         (registered
                   2629
                          investment adviser) 1991                to date;
                          Partner, Newport Partners (private venture capital management firm) 1981 to date; Chairman of the Board and Chief Executive Officer, First Pacific Advisors, Inc. (registered investment adviser) and seven investment companies under its management, prior to 1983; former Allied Member, New York Stock Exchange; Chairman of the Board of FPA Paramount Fund, Inc. through 1984; Director, TIS Mortgage Investment Company (real estate investment trust); Trustee and former Vice Chairman of the Board, Claremont McKenna College; Chartered Financial Analyst.

Robert E. Greeley    60        Director           Chairman, Page Mill
Page Mill Asset                                   Asset Management (a
  Management                                      private investment
433 California Street                                            company)
since 1991;
Suite 900                                         Manager, Corporate
San Francisco, CA 94104
                                                  Investments, Hewlett Packard
                                                  Company from 1979 to 1991;
                                                  Director, Morgan Grenfell
                                                  Small Cap Fund (since 1986);
                                                  former director, Bunker Hill
                                                  Income Securities, Inc.
                                                  (since 1989) (registered
                                                  investment company);
                                                  Trustee, Master Investment
                                                  Trust, Series I and Master
                                                  Investment Trust, Series II
                                                  (registered investment
                                                  companies); former Trustee,
                                                  SunAmerica Fund Group
                                                  (previously Equitec Siebel
                                                  Fund Group) from 1984 to
                                                  1992.

Kermit O. Hanson                                  79             Director
                                                  Vice Chairman of the
17760 14th Ave., N.W.                                            Advisory
                               Board, 1988 to
Seattle, WA 98177                                                date,
                               Executive
                                                  Director, 1977 to 1988,
                                                  Pacific Rim Bankers Program
                                                  (a non-profit educational
                                                  institution); Dean Emeritus,
                                                  1981 to date, Dean, 1964-81,
                                                  Graduate School of Business
                                                  Administration, University
                                                  of Washington; Director,
                                                  Washington Federal Savings &
                                                  Loan Association; Trustee,
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  company).

Cornelius J. Pings   66        Director           President, Association
Association of American                                          of American
    Universities                                  Universities, February
One DuPont Circle                                 1993 to date; Provost,
Suite 730                                                        1982 to
                               January
Washington, DC 20036                              1993, Senior Vice
                                                  President for Academic
                                                  Affairs, 1981 to January
                                                  1993, University of Southern
                                                  California.

Kenneth L. Trefftzs  83        Director           Private Investor;
11131 Briarcliff Drive                                           formerly
Distinguished
San Diego, CA 92131-1329                                         Emeritus
                               Professor
                                                  of Finance and Chairman of
                                                  the Department of Finance
                                                  and Business Economics of
                                                  the Graduate School of
                                                  Business of the University
                                                  of Southern California;
                                                  former Director, Metro
                                                  Goldwyn Mayer, Inc.;
                                                  Director, Fremont General
                                                  Corporation (insurance and
                                                  financial services holding
                                                  company); Director, Source
                                                  Capital, Inc. (closed-end
                                                  investment company);
                                                  Director of three open-end
                                                  investment companies managed
                                                  by First Pacific Advisors,
                                                  Inc.; formerly Chairman of
                                                  the Board of Directors (or
                                                  Trustees) of nineteen
                                                  investment companies managed
                                                  by American Capital Asset
                                                  Management, Inc.

Richard E. Stierwalt           Executive          Chairman of the Board
125 West 55th Street 40        Vice President     and Chief Executive
New York, NY 10019                                               Officer, July
                               1993 to
                                                  date, prior thereto Senior
                                                  Director, Managing Director
                                                  and Chief Executive Officer
                                                  of the Administrator and
                                                  Distributor, February 1987
                                                  to July 1993; President,
                                                  Master Investment Trust,
                                                  Series I, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); First Vice
                                                  President, Trust Operation
                                                  Administration, Security
                                                  Pacific National Bank, 1983-
                                                  1987.

William B. Blundin   57        Executive Vice     Vice Chairman, July 1993
125 West 55th Street           President          to date, prior thereto
New York, NY  10019                                              Director and
                               President
                                                  of the Administrator and
                                                  Distributor, February 1987
                                                  to July 1993; Executive Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Senior Vice
                                                  President, Shearson Lehman
                                                  Brothers (a securities
                                                  firm), 1978-1987.

Ann E. Bergin        35        Vice President     Senior Vice President,
125 West 55th Street                              October 1994 to date,
New York, NY 10019                                prior thereto First
                                                  Vice President of the
                                                  Administrator, February 1993
                                                  to October 1994; Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Vice President
                                                  of the Administrator, August
                                                  1991 to February 1993;
                                                  Assistant Vice President,
                                                  The Dreyfus Corporation,
                                                  December 1982 to August
                                                  1991.

Susan L. West        37        Assistant Vice     Chief Operating Officer,
125 West 55th Street           President          July 1993 to date, prior
New York, NY  10019                               thereto Executive Vice
                                                  President of the
                                                  Administrator, May 1987 to
                                                  July 1993; Vice President,
                                                  Master Investment Trust,
                                                  Series II and Seafirst
                                                  Retirement Funds (registered
                                                  investment companies);
                                                  Assistant Vice President,
                                                  Fund Administration and
                                                  Operations, The Vanguard
                                                  Group, October 1981 to May
                                                  1987.

Irimga McKay         35        Assistant Vice     Senior Vice President,
7863 Girard Avenue             President          July 1993 to date, prior
Suite 306                                         thereto First Vice
La Jolla, CA 92037                                President of the
                                                  Administrator and
                                                  Distributor, November 1988
                                                  to July 1993; Vice
                                                  President, Master Investment
                                                  Trust, Series II and
                                                  Seafirst Retirement Funds
                                                  (registered investment
                                                  companies); Regional Vice
                                                  President, Continental
                                                  Equities, June 1987 to
                                                  November 1988; Assistant
                                                  Wholesaler, VMS Realty
                                                  Partners (a real estate
                                                  limited partnership), May
                                                  1986 to June 1987.

Richard A. Fabietti     36    Treasurer           Senior Vice President
125 West 55th Street                              of the Administrator and
New York, NY  10019                               Distributor, July 1987
                                                  to date; Treasurer, Master
                                                  Investment Trust, Series II
                                                  and Seafirst Retirement
                                                  Funds (registered investment
                                                  companies); Assistant
                                                  Controller-Mutual Funds,
                                                  Alliance Capital Management
                                                  Corp., March 1986 to July
                                                  1987.

Martin G. Flanigan   31        Assistant          Vice-President of the
125 West 55th Street           Treasurer          Administrator and
New York, NY  10019                               Distributor, 1987 to
                                                  date; Assistant Treasurer,
                                                  Master Investment Trust,
                                                  Series II and Seafirst
                                                  Retirement Funds (registered
                                                  investment companies).

W. Bruce McConnel, III      52      Secretary      Partner ofthe law firm
1345 Chestnut Street                               Drinker Biddle & Reath;
Philadelphia National Bank                         Secretary, Master
   Building, Suite 1100                            Investment Trust, Series
    Philadelphia, PA 19107                         II and Seafirst Retirement
                                                   Funds (registered
                                                   investment companies).


Linda Mahon          38        Assistant          Vice President of
125 West 55th Street           Secretary          the Administrator and
New York, NY  10019                               Distributor, 1994
                                                  to date;
                                                  Assistant Secretary, Master
                                                  Investment Trust, Series II
                                                  and Seafirst Retirement
                                                  Funds (registered investment
                                                  companies); Corporate
                                                  Secretary of J. & W.
                                                  Seligman & Co. Incorporated,
                                                  1991-1994; Vice President of
                                                  Paribas Asset Management,
                                                  Inc. 1989-1991.

George O. Martinez   36        Assistant        Senior Vice President
1900 East Dublin-Granville Road                 Secretary and Director of Legal
Columbus, OH 43229                              and Compliance Services,
                                                BISYS Fund Services, since
                                                April 1995; prior thereto,
                                                Vice President and Associate
                                                General Counsel, Alliance
                                                Capital Management L.P.


* Mr. Collins is an "interested director" of the Company as defined in the Investment Company Act of 1940.
          The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

          Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; Mr. Collins receives an additional $40,000 per annum for his services as President; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other Fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

          For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this amount, the following amounts of directors' compensation were allocated to the following Funds:
Treasury Fund - $22,408; Prime Fund - $23,318; Government Fund - $23,093; Treasury Only Fund - $22,179; Tax-Exempt Money Fund - $21,538; California Tax-Exempt Money Market Fund - $23,388 and Prime Value Fund - $22,999. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

          Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

          Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

          In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

          In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

          The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

          The following chart provides certain information about the director/trustee fees of the Company as of February 28, 1995.

NAME OF PERSON/   AGGREGATE     PENSION OR    ESTIMATED      TOTAL
    POSITION     COMPENSATION   RETIREMENT     ANNUAL     COMPENSATION
                  FROM THE       BENEFITS     BENEFITS       FROM
                   COMPANY      ACCRUED AS      UPON       REGISTRANT
                                  PART OF    RETIREMENT     AND FUND
                                   FUND                     COMPLEX*
                                 EXPENSES                   PAID TO
                                                           DIRECTORS
Thomas M.          $100,000         $0          $0         $110,000
Collins
President and
Chairman of the
Board

Douglas B.          $57,500          $0          $0        $57,500
Fletcher
Vice Chairman of
the Board

Robert E.           $57,500          $0          $0        $65,781
Greeley**
Director

Kermit O. Hanson    $57,500          $0          $0        $63,500
Director

Cornelius J.        $57,500          $0          $0        $57,500
Pings
Director

Kenneth L.          $57,500          $0          $0        $57,500
Trefftzs
Director
______________________________

* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I and Master Investment Trust, Series II.
**   Mr. Greeley became a director of the Company on April 25, 1994.


Investment Adviser

          Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds and the Prime Value Fund, since the commencement of their operations. In the investment advisory agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectuses. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates, with respect to the Funds (other than the Prime Value Fund): .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. With respect to the Prime Value Fund, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of the Fund's net assets, plus .09% of the next $3 billion of the Fund's net assets, plus .08% of the Fund's net assets over $10 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

          For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Securities Pacific prior to April 22, 1992) were paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers) of $8,106,253, $11,293,545, and $2,330,203, respectively, by the
Prime Fund, $2,841,285, $2,717,321, and $2,140,125, respectively, by the
Treasury Fund and $466,339, $472,766, and $501,956, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) were paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers and expense reimbursements) of $22,306, $269,869, and $301,964, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse expenses or waive fees to the Prime Fund, in the aggregate, in the amount of $0, $367,233, and $920,627, and the Tax-Exempt Money Fund, in the amount of $3,692, $23,524, and $11,611, respectively. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) in the aggregate, waived fees and reimbursed expenses with respect to the California Tax-Exempt Money Market Fund in the amount of $82,350, $22,998, and $0, respectively. For the period March 16, 1993 (commencement of operations) through February 28, 1994 and the fiscal year ended February 28, 1995, Bank of America was paid advisory fees (net of waivers) with respect to the Prime Value Fund of $2,840 and $289,793, respectively. For the period ended February 28, 1994, Bank of America waived fees of $116,991 and reimbursed expenses to the Prime Value Fund in the amount of $75,521, and for the fiscal year ended February 28, 1995, Bank of America waived fees of $121,169 and reimbursed expenses to the Prime Value Fund in the amount of $4,439.

          For the fiscal year ended February 28, 1994, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers) of $877,515 and $68,888, respectively. For that same period Bank of America waived fees and reimbursed the Government Fund and Treasury Only Fund in the amounts of $6,537 and $127,607, respectively. For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers or expense reimbursements) of $321,634 and $293,305, respectively. For that same period, Bank of America waived fees of $8,313 for the Treasury Only Fund and waived fees of $313,740 and reimbursed expenses to the Government Fund in the amount of $14,000. For the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, the Predecessor Treasury Only Funds bore investment advisory fees pursuant to the investment advisory agreement then in effect of $70,579 and $61,676, respectively, and the Predecessor Government Funds bore investment advisory fees of $361,035 and $308,729, respectively. All of these fees were paid to Seattle Capital Management Company (the "Former Adviser"), which is a wholly-owned, indirect subsidiary of BankAmerica Corporation. For the periods and fiscal year referenced above, the Former Adviser waived additional investment advisory fees of $194,089 and $169,608, respectively, with respect to the Predecessor Treasury Only Funds, and $227,281 and $154,364, respectively, with respect to the Predecessor Government Funds.

          The Company's investment advisory agreement for the Funds provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Glass-Steagall Act and Proposed Legislation

          The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.

          For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plan, see "Shareholder Services Plan" in the Prospectuses for Horizon Service Shares.

          On the other hand, as described herein, the Funds are currently distributed by the Distributor, and the Administrator, its parent, provides the Company with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by the Administrator or the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

Administrator

          Concord Holding Corporation (the "Administrator"), with principal offices at 125 West 55th Street, New York, New York 10019, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

          The Administrator provides administrative services for the Funds as described in their Prospectuses pursuant to a Basic Administrative Services Agreement. The agreement will continue in effect with respect to each Fund until October 31, 1995 and thereafter will be extended with respect to each Fund for successive periods of two years, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable during any term for cause at any time by the Company's Board of Directors, "cause" being defined and limited for this purpose to mean willful misfeasance, bad faith or negligence by the Administrator in the performance of its obligations and duties under the agreement. The Company's Board of Directors may terminate the agreement at the end of any term without cause upon 60 days' prior written notice to the Administrator.

          For its services under the Basic Administrative Services Agreement, the Administrator is entitled to receive an administration fee, accrued daily and payable monthly, at the following annual rates:
 .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

          For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995 the Administrator was paid, pursuant to the administration agreement then in effect, administration fees (net of waivers) of $8,835,608, $12,158,419, and $2,366,035, respectively, by the
Prime Fund,  $2,845,014, $2,717,606, and $2,140,125, respectively, by the
Treasury Fund and $466,339, $472,766, and $501,956, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the Administrator was paid, pursuant to the administration agreement then in effect, administrative fees (net of waivers) of $104,656, $269,869, and $301,618, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the Administrator did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse the Prime Fund and Tax-Exempt Money Fund for expenses or waive fees in the amount of $0, $381,513 and $949,233 and $3,692, $23,524, and $11,611, respectively.
For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995 aggregate fee waivers and expense reimbursements by the Administrator with respect to the California Tax-Exempt Money Market Fund were $0, $22,998, and $0, respectively. For the period March 16, 1993 (commencement of operations) through February 28, 1994, the Administrator was paid administration fees (net of fee waivers) with respect to the Prime Value Fund of $2,840. For this same period the Administrator waived fees to the Prime Value Fund in the amount of $116,991. For the fiscal year ended February 28, 1995, the Administrator was paid administration fees (net of fee waivers) with respect to the Prime Value Fund of $289,793. For the same period the Administrator waived fees to the Prime Value Fund in the amount of $121,169.

          For the fiscal year ended February 28, 1994, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $877,515 and $68,888, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $6,537 and $127,607, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $463,641 and $293,305, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $185,733 and $8,313, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended March 31, 1992 and the fiscal period April 1, 1992 through February 28, 1993, pursuant to the administration agreement then in effect, Signature Broker-Dealer Services, Inc., the former administrator of the Predecessor Government and Treasury Only Funds (the "Former Administrator"), accrued direct and indirect administrative fees of $252,708 and $187,981, respectively, with respect to the Predecessor Government Fund of First Cash Funds of America and $126,430 and $117,319, respectively, with respect to the Predecessor Treasury Only Fund of First Cash Funds of America.

          If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to such Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Company's Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

          The Administrator will bear all expenses in connection with the performance of its services under the Basic Administrative Services Agreement for the Funds with the exception of fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "Custodian and Transfer Agent" below. Expenses borne by the Company include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administrative fees, fees payable to Shareholder Organizations, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses.

          The Basic Administrative Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties thereunder.

          Bank of America has received an option entitling it to purchase approximately 4% of the Administrator's authorized common stock on or before December 31, 1998.

Distributor

          The Distributor acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Funds to the Distributor for its distribution services. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1995. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

          For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Signature Broker-Dealer Services, Inc., which also served as the former distributor of the Predecessor Government and Treasury Only Funds' shares, was paid $2,814, $17,167 and $6,166, respectively by the Predecessor Government Fund of First Cash Funds of America and $5,148, $5,746 and $2,680, respectively by the Predecessor Treasury Only Fund of First Cash Funds of America as reimbursement for expenses related to the distribution of such Predecessor Funds' shares. No such fees will be charged to the Government Fund or the Treasury Only Fund or to any other Fund.

Custodian and Transfer Agent

          The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian and Concord Financial Services, Inc., a wholly-owned subsidiary of Concord Holding Corporation, located at First and Market Building, 1100 First Avenue, Suite 300, Pittsburgh, PA 15222, as transfer and dividend disbursing agent for the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and Prime Value Funds' Horizon Shares. DST Systems, Inc., 811 Main, Kansas City, Missouri 64105-2005 serves as transfer and dividend disbursing agent for the Funds' Horizon Service Shares; however, DST Systems, Inc. has appointed Concord Financial Services, Inc. as sub-transfer agent for certain Horizon Service Share accounts of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money, Prime Value and California Tax-Exempt Money Market Funds. The Bank of New York also provides the Company with certain accounting services pursuant to a fund accounting services agreement with the Administrator. Under the fund accounting services agreement, The Bank of New York has agreed to provide certain accounting, bookkeeping, pricing, and dividend and distribution calculation services with respect to the Company. The monthly fees charged by the bank under the fund accounting agreement are borne by the Funds. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a Sub-Custodian Agreement.
As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company, (ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America,
(v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the Sub-Custodian Agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the Sub-Custodian Agreement. For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, Bank of America (and Securities Pacific prior to April 22, 1992), in their capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees. For its services as transfer and dividend disbursing agent to the Horizon Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and Prime Value Funds, Concord Financial Services, Inc. receives a fee, payable monthly, at the annual rate of $15,000 per Fund. Each Fund also reimburses Concord Financial Services, Inc. for any out-of-pocket expenses incurred as transfer and dividend disbursing agent. For the fiscal year ended February 28, 1995, Concord Financial Services, Inc. received $27,063, $19,693, $17,873 and $18,221 from the Prime Fund, Treasury Fund, Government Fund and Tax-Exempt Fund, respectively, for services as transfer and dividend disbursing agent for such funds Horizon Shares. No fees are currently charged for the sub-transfer agent services provided.

          Bank of America and Seattle-First National Bank, an affiliate of Bank of America, previously provided transfer agency, custodial and fund accounting services for the Predecessor Government Funds and Predecessor Treasury Only Funds. For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Bank of America and Seattle-First National Bank received directly and indirectly for such services $129,116, $254,824 and $200,624, respectively, with respect to the Predecessor Government Funds and $38,761, $114,630 and $100,225, respectively, with respect to the Predecessor Treasury Only Funds.


                                  TAXES

          The following is only a summary of certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for the Funds. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

All Funds

          Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). Interest (including original issue and market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

          Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income for each calendar year and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds realized paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or who have failed to certify to the Company that they are not subject to backup withholding when required to do so or that are "exempt recipients."

          At February 28, 1995 the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund California Tax-Exempt Money Market Fund, and Prime Value Fund had unused capital loss carryovers of approximately $2,764,492 (of which $22,098 will expire in fiscal 1999, $1,171,786 will expire in fiscal 2002 and $1,570,608 will expire in fiscal 2003), $239,007 (which will expire in fiscal 2002), $1,073,801 (of which $129,811 will expire in fiscal 2002 and $943,990 will expire in fiscal 2003), $113,421 (of which $21,276 will expire in fiscal 2002 and $92,145 will expire in fiscal 2003), $156,373 (of which $35,348 will expire in fiscal 1997, $16,664 will expire in fiscal 1998, $14,011 will expire in fiscal 2000, $71,218 will expire in fiscal 2002 and $19,132 will expire in fiscal 2003) and $12,116 (of which $5,893 will expire in fiscal 2001, and $6,223 will expire in fiscal 2002 and $293,460 (of which $3,571 will expire in fiscal 2002 and $289,889 will expire in fiscal 2003), respectively, available for federal income tax purposes to be applied against future securities profits, if any.

Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market
Fund

          The policy of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the respective Fund's assets must consist of exempt-interest obligations.

          Exempt-interest dividends may be treated by shareholders of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the respective Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who both (1) regularly uses a part of such facilities in his or her trade or business and (2) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders. A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes.

          Income itself exempt from federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

California -  California Tax-Exempt Money Market Fund

          As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California state franchise and corporate income tax to the extent the Fund's taxable income is distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

          If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

          Within sixty days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its respective shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

          In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund" above. Interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

          The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning.
Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

Other Information

          Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

          Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional
Information. Such laws and regulations may be changed by legislative or administrative action.


                            YIELD INFORMATION

          The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size.
The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may quote a standardized "tax-equivalent yield" for each of its series of shares which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such series that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-Exempt Money Market Fund a combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a federal income tax rate, and (c) adding the figure resulting from
(a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the Fund's yield for such series of shares that is not exempt from federal income tax. The fees which may be imposed by institutions directly on their customers for cash management services are not reflected in the Funds' calculations of yields.

          Based on the foregoing calculations, for the seven-day period ended February 28, 1995, the yield (and effective yield) for Horizon Shares and the Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and Prime Value Fund after fee waivers and expense reimbursements by Bank of America and the Administrator, were as follows: Prime Fund - Horizon Shares-- 5.96% (6.13%); Prime Fund - Horizon Service Shares-- 5.71% (5.87%); Treasury Fund - Horizon Shares-- 5.81% (5.97%); Treasury Fund - Horizon Service Shares-- 5.56% (5.71%); Government Fund - Horizon Shares-- 5.98% (6.15%); Government Fund - Horizon Service Shares--
5.73% (5.89%); Treasury Only Fund - Horizon Service Shares -- 5.14% (5.26%); Tax-Exempt Money Fund - Horizon Shares-- 3.73% (3.79%); Tax-Exempt Money Fund - Horizon Service Shares-- 3.48% (3.53%) and Prime Value Fund - Horizon Shares -- 5.96% (6.14%). For the same period, the tax-equivalent yield for the Tax-Exempt Money Fund was 5.41% for Horizon Shares and 5.04% for Horizon Service Shares. The federal income tax rate used in calculating the tax-equivalent yields of the Tax-Exempt Money Fund was 31%. The annualized yield, effective yield and tax-equivalent yield (after fee waivers and expense reimbursements) for Horizon Service Shares of the California Tax-Exempt Money Market Fund was 3.43%, 3.48% and 5.25%, respectively, for the seven-day period ended February 28, 1995. The combined federal and California income tax rate used in calculating the foregoing tax-equivalent yields was 34.70%.

          No Horizon Service Shares of the Prime Value Fund were outstanding during the seven-day period ended February 28, 1995.
          From time to time, the yields of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800)227-1545.

          In addition to the publications listed in the Funds' Prospectuses, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.


                           GENERAL INFORMATION

Description of Shares

          The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of twenty-three classes of stock - Classes A through W, Common Stock representing interests in twenty-three separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Horizon and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money, California Tax-Exempt Money Market (Horizon Service Shares Only) and Prime Value Funds.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Purchase and Redemption Information" in this Statement of Additional Information.

          The Funds' Horizon Shares and Horizon Service Shares differ from Pacific Horizon Shares in the following respects. Only Pacific Horizon Shares are subject to the Special Management Services fee described in the prospectuses for such shares, which is payable at the rate of .32% (on an annualized basis) of the average daily net asset value of the Pacific Horizon Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan described below, which are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time. As a result, at any given time, the net yield on a Fund's Horizon Shares will be approximately .25% higher than the yield on that Fund's Horizon Service Shares and .32% higher than the yield on the same Fund's Pacific Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.

          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's payments to Service Organizations and only Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the expenses that are borne exclusively by such shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Horizon Service Shares

          As stated in the Prospectuses for such Shares, Horizon Service Shares are sold to institutions ("Service Organizations") which enter into service agreements requiring them to provide support services to their customers who beneficially own Horizon Service Shares in consideration of the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by the customers. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, payments to Shareholder Organizations totalled $1,935,140, $2,029,346 and $2,115,780, respectively, with respect to the Horizon Service Shares of the Prime Fund, $758,331, $1,231,895 and $989,269, respectively, with respect to Horizon Service Shares of the Treasury Fund, and $118,727, $118,946 and $103,606, respectively, with respect to the Horizon Service Shares of the Tax-Exempt Money Fund. Of these amounts, for the fiscal years indicated, $1,578,092, $940,512 and $391,875, respectively, $716,174, $1,160,141 and
$224,434, respectively, and $95,544, $56,412 and $28,442, respectively, were paid to Bank of America (Security Pacific prior to April 22, 1992) and/or its (their) affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively, and $0 was paid to the Administrator and/or its affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively.

          For the fiscal year ended February 28, 1994, payments to Shareholder Organizations totaled $884,419 and $323,937, respectively with respect to the Government Fund and Treasury Only Fund. Of these amounts, $445,463 and $213,799, respectively was paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 and $0, respectively was paid by the Government Fund and Treasury Only Fund to the Administrator and/or its affiliates. In addition, during the same period, Bank of America, the Administrator and Service Organizations waived fees totaling $160,284 for the Government Fund and $171,993 for the Treasury Only Fund. For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totaled $590,188 and $604,380, respectively, with respect to the Government Fund and Treasury Only Fund. Of these amounts, $132,934 and $569,889, respectively, were paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 was paid by the Government Fund and the Treasury Only Fund to the Administrator and/or its affiliates.

          Horizon Service Shares of the California Tax-Exempt Money Market Fund were first offered on March 1, 1993. For the fiscal year ended February 28, 1994, payments to Service Organizations totalled $294,140. Of this amount $226,495 was paid to Bank of America and/or its affiliates; and $0 was paid to the Administrator and/or its affiliates. In addition, Bank of America, the Administrator and/or its affiliates waived fees totaling $59,369. For the fiscal year ended February 28, 1995, payments to Service Organizations totalled $255,299 with respect to the California Tax-Exempt Money Market Fund. Of this amount, $251,505 was paid to Bank of America and/or its affiliates, and $0 was paid to the Administrator and/or its affiliates. No Horizon Service Shares were outstanding at any time prior to February 28, 1995 with respect to the Prime Value Fund.

          Services provided by Shareholder Organizations under service agreements may include: (i)aggregating and processing purchase and redemption requests for Horizon Service Shares from customers and placing net purchase and redemption orders with the Distributor; (ii)providing customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or pre-authorized instructions; (iii)processing dividend payments on behalf of customers;
(iv)providing information periodically to customers showing their positions in Horizon Service Shares; (v)arranging for bank wires;
(vi)responding to customer inquiries relating to the services performed by the Shareholder Organizations; (vii)providing subaccounting with respect to Horizon Service Shares beneficially owned by customers or providing the information to the Company necessary for subaccounting;
(viii)if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix)forwarding to customers proxy statements and proxies containing any proposals regarding the Company's arrangements with Shareholder Organizations; and (x)providing such other similar services as requested by the Funds.

          Pursuant to an exemptive order granted by the Securities and Exchange Commission in connection with the creation of Horizon Service Shares, the Company's agreements with Shareholder Organizations are governed by a Plan (called a "Shareholder Services Plan"). The Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 and have no direct or indirect financial interest in the Plan or any related service agreement (the "Disinterested Directors"). In approving the Plan, the Directors determined that there was a reasonable likelihood that it would be beneficial to each Fund and to the holders of its Horizon Service Shares. The Plan will continue with respect to each Fund until October 31, 1995, unless earlier terminated in accordance with its terms, and thereafter it will continue in effect indefinitely provided that the Directors approve the Plan at least annually in the manner described above.

          Under the Plan, the Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the Plan. The Plan and any service agreements implementing the Plan must be in writing. The Plan may be terminated at any time with respect to any Fund by a vote of the majority of the Disinterested Directors. Each service agreement under the Plan is also terminable at any time without payment of any penalty by a vote of a majority of the Disinterested Directors. Any material amendment of the Plan must be approved by a majority vote of the Board of Directors and of the Disinterested Directors cast in person at a meeting called for the purpose of voting on the amendment.

          With respect to the purchase or sale of portfolio securities and the execution of portfolio transactions, no Fund will give preference to Shareholder Organizations with which the Fund enters into service agreements.

          First Cash Funds of America, pursuant to an Administrative Services Plan, had previously entered into a shareholder servicing agreement with Bank of America (and prior to that shareholder servicing agreement had entered into a shareholder servicing agreement with Seattle-First National Bank, an affiliate of Bank of America). Under the shareholder servicing agreement, Bank of America, as shareholder servicing agent, or an affiliate of Bank of America pursuant to a sub-shareholder servicing agreement, provided certain services to shareholders in exchange for a fee from each Predecessor Fund of First Cash Funds of America not in excess of .20% of the average daily net assets of such Predecessor Fund. Such fees were actually incurred by the Predecessor Government Fund of First Cash Funds of America at the effective annual rate of .12% of its average daily net assets and by the Predecessor Treasury Only Fund of First Cash Funds of America at the effective annual rate of .06% of its average daily net assets for the period ended February 28, 1993. For the period June 4, 1990
(commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, respectively, accrued shareholder servicing fees of $269,126 (of which $46,068 was waived), $501,845 (of which $170,760 was waived) and $378,058 (of which $138,771 was waived), respectively, and $76,982 (of which $69,283 was waived), $253,503 (of which $164,166 was waived) and $234,373 (of which $160,559 was waived), respectively.


Counsel

          Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, acts as special California counsel for the Company and has reviewed the portions of the Prospectus and Statement of Additional Information for the California Tax-Exempt Money Market Fund concerning California taxes and the description of the special considerations relating to California Municipal Securities.


Independent Accountants

          Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1996. Deloitte & Touche LLP served as independent accountants for the Predecessor Government Funds and Predecessor Treasury Only Funds for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period from June 4, 1990 (commencement of operations) through March 31, 1991.

Reports

          Each Fund will send its shareholders unaudited semi-annual reports including a description of the Fund's investments, and annual financial statements together with a report of independent accountants.

Shareholder Vote

          As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or of the series, or
(b) 67% of the shares of the Fund or of the series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and Hellman & Freidman
Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

          At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

          At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and Security
Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15,
1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America
State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701
S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%).
At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

          At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn:
Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%);
Security Pacific State Trust Co., Agreement for SecPAC WA Participants,
Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030
shares (17.289%).

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc., Attn:
Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299
N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

          At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%);
and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

          At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows:
Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus
A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At
June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network
Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe,
P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%);
Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co., c/o Bank of New
York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA,
Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital
Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn:
Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam, 120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%); Foothill/Eastern
Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co.,
Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June
16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%).
At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor,
Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and
Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

          At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

          The Prospectuses relating to the Horizon Shares and Horizon Service Shares and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

Financial Statements and Experts

          The Annual Reports for each Fund for their fiscal year or periods ended February 28, 1995 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

          The financial highlights and financial statements for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period June 4, 1990 through March 31, 1991 of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, as well as of the Government Money Trust and Treasury Money Trust in which said Funds invested included in the Prospectus for the Government Fund and Treasury Only Fund (with regard to the financial highlights) and incorporated by reference in this Statement of Additional Information (with regard to the financial statements), have been audited by Deloitte & Touche LLP as set forth in their reports thereon which are incorporated herein by reference. The financial statements and financial highlights audited by Deloitte & Touche LLP have been incorporated herein by reference (with regard to the financial statements) and included herewith (with regard to the financial highlights) in reliance on the report given on their authority as experts in accounting and auditing.
                         APPENDIX A


Commercial Paper Ratings

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-
1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free
U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade.
Risk factors are larger and subject to more variation.
Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality.
Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality.
Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate;
however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality.
Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson
BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due.
Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated
"DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"
- Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers.
The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson
BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest.
Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes
exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.









                         Prime Obligations Fund

             (A Portfolio of Money Market Obligations Trust)
                          Institutional Shares
                      Institutional Service Shares
                   Statement of Additional Information










    This Statement of Additional Information should be read with the prospectus(es) of Prime Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust") dated November 30, 1994. This Statement is not a prospectus. To receive a copy of a prospectus, write or call the Fund.

    Federated Investors Tower
    Pittsburgh, Pennsylvania 15222-3779

                    Statement dated November 30, 1994


Federated Securities
Corp.
Distributor
A subsidiary of Federated Investors
Investment Policies                    1
 Bank Instruments                     1
 When-Issued and Delayed
   Delivery Transactions               1
 Repurchase Agreements                1
 Reverse Repurchase Agreements        1
 Lending of Portfolio
   Securities                          2
Investment Limitations                 2
Brokerage Transactions                 3
Money Market Obligations Trust
Management                             4
 Officers and Trustees                4
 The Funds                            7
 Fund Ownership                       7
 Trustee Liability                    8
Investment Advisory Services           8
 Investment Adviser                   8
 Advisory Fees                        8
   State Expense Limitations           8
 Administrative Services              8
 Custodian                            9
 Transfer Agent and Portfolio
   Recordkeeper                        9
Shareholder Services Plan              9
Determining Net Asset Value            9
Redemption in Kind                     9
The Fund's Tax Status                 10
Performance Information               10
 Yield                               10
 Effective Yield                     10
 Total Return                        10
 Performance Comparisons             10
Financial Statements                  11
Appendix                              12
Investment Policies
Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Bank Instruments
The instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations. In addition to domestic bank instruments, the Fund may invest in: Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.
When-Issued and Delayed Delivery Transactions
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Repurchase Agreements
The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
Reverse Repurchase Agreements
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.
U.S. Government Securities
The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. these securities are backed by:
   o the full faith and credit of the U.S. Treasury;
   o the issuer's right to borrow from the U.S. Treasury;
   o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   o the credit of the agency or instrumentality issuing the
      obligations.
Lending of Portfolio Securities
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Investment Limitations
Selling Short and Buying on Margin
The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.
Issuing Senior Securities and Borrowing Money
The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.
Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.
Lending Cash or Securities
The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by its investment objective, policies, and limitations or Declaration of Trust.
Investing in Commodities and Real Estate
The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
Underwriting
The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
Concentration of Investments
The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund will generally invest 25% or more of the value of its total assets in the commercial paper issued by finance companies. The Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.
Diversification of Investments
With respect to 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
Investing in Restricted Securities
The Fund will not invest more than 10% of the value of its net assets in securities which are subject to legal or contractual restrictions on resale, except for commercial paper issued under Section 4 (2) of the Securities Act of 1933.
The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Investing in Illiquid Securities
The Fund will not invest more than 10% of the value of its net assets in illiquid securities.
Investing in Securities of Other Investment Companies
The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition. Investing in New Issuers
The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor. Investing for Control
The Fund will not invest in securities of a company for the purpose of exercising control or management.
Investing in Issuers Whose Securities are Owned by Officers of the Trust The Fund will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or the Fund's investment adviser owning individually more than .50 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
Investing in Options
The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.
Investing in Minerals
The Fund will not purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.
Brokerage Transactions
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended July 31, 1994, 1993, and 1992, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
Money Market Obligations Trust Management
Officers and Trustees
Officers and Trustees are listed with their addresses, principal occupations, and present positions.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Chairman and Trustee

Chairman   and   Trustee,  Federated  Investors,  Federated   Advisers,
Federated Management, and Federated Research; Chairman and Director, Federated Research Corp.; Chairman, Passport Research, Ltd.; Director, AEtna Life and Casualty Company; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Center
Pittsburgh, PA

Trustee

Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young, LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and
Federated  Shareholder  Services; President or  Vice  President  of  the
Funds;  Director, Trustee, or Managing General Partner of  some  of  the
Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


James E. Dowd
571 Hayward Mill Road
Concord, MA

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Director, Blue Cross of Massachusetts, Inc.


Lawrence D. Ellis, M.D.
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Trustee

Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Professor of Medicine and Trustee, University of Pittsburgh; Director of Corporate Health, University of Pittsburgh Medical Center; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
5916 Penn Mall
Pittsburgh, PA

Trustee

Attorney-at-law; Partner, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
225 Franklin Street
Boston, MA

Trustee

Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation and Trustee, Lahey Clinic Foundation, Inc.


Gregor F. Meyer
5916 Penn Mall
Pittsburgh, PA

Trustee

Attorney-at-law; Partner, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman, Horizon Financial, F.A.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Trustee

Professor, Foreign Policy and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Slovak Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; formerly, Chairman, National Advisory Council for Environmental Policy and Technology.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Trustee

Public relations/marketing consultant; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Vice President

Executive Vice President and Trustee, Federated Investors; Director, Federated Research Corp.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Vice President and Treasurer

Vice President, Treasurer, and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Executive Vice President, Treasurer, and Director, Federated Securities Corp.; Trustee, Federated Services Company and Federated Shareholder Services; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Vice President and Secretary

Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President and Secretary, Federated Research Corp. and Passport Research, Ltd.;
Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Secretary and Trustee, Federated Shareholder Services; Executive Vice President and Director, Federated Securities Corp.; Vice President and Secretary of the Funds.

* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.
@ Member of the Trust's  Executive Committee.  The Executive Committee
 of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
The Funds
As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:  American Leaders Fund, Inc.;
Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; The Medalist Funds: Money
Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust;
Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free
Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; World Investment
Series, Inc.
Fund Ownership
Officers and Trustees own less than 1% of the Fund's outstanding shares. As of October 28, 1994, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Shares of the Fund: Var & Co, St. Paul, Minnesota, owned approximately 249,260,420 shares (14.14%); Ombit Co., Omaha, Nebraska, owned approximately 106,643,069 shares (6.05%); Boston Safe Deposit and Trust, Pittsburgh, Pennnsylvania, owned approximately 100,000,000 shares (5.67%); and Detroit Public Schools, Detroit, Michigan, owned approximately 94,383,519 shares (5.35%).
As of October 28, 1994, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Service Shares of the Fund:
Peoples Bank, Bridgeport, Connecticut, owned approximately 82,325,760 shares (81.93%) and National Instruments Corp., Austin, Texas, owned approximately 6,483,695 shares (6.45%).
Trustee Liability
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Investment Advisory Services
Investment Adviser
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John
F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Advisory Fees
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended July 31, 1994, 1993, and 1992, the adviser earned
$2,368,688, $2,033,502, and $1,227,947, respectively, of which
$1,615,921, $955,268, and $633,165, respectively, were voluntarily waived.
   State Expense Limitations
      The adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the adviser will reimburse the Fund for its expenses over the limitation.
      If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the adviser will be limited, in any single fiscal year, by the amount of the investment advisory fees.
      This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
Fund Administration
Administrative Services
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as the "Administrators.") For the fiscal year ended July 31, 1994, the Administrators collectively earned $762,145. For the fiscal years ended July 31, 1993 and 1992, Federated Administrative Services, Inc., earned $455,288 and $283,251, respectively. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services, Inc. and Federated Administrative Services.
Custodian
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund.
Transfer Agent and Portfolio Recordkeeper
Federated Services Company, Pittsburgh, PA, serves as transfer agent and dividend disbursing agent for the Fund. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.
Federated   Services  Company  also  maintains  the  Trust's  accounting records. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. Shareholder Services Plan
This arrangement permits the payment of fees to Federated Shareholder Services and, indirectly to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
For the period from July 5, 1994 (date of initial public offering), to July 31, 1994, payments in the amount of $652 were made pursuant to the Shareholder Services Plan on behalf of the Institutional Service Shares. In addition, for the period from March 1, 1994 through July 5, 1994, payments in the amount of $205,170 were made on behalf of the Institutional Shares.
Determining Net Asset Value
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.
In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value. Redemption in Kind
The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption.
If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
The Fund's Tax Status
To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. Performance Information
Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.
Yield
The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
For the seven-day period ended July 31, 1994, the yield for
Institutional Shares was 4.30% and Institutional Service Shares was
4.08%.
Effective Yield
The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.
For the seven-day period ended July 31, 1994, the effective yield for Institutional Shares was 4.39% and Institutional Service Shares was 4.16%.
Total Return
Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is compounded by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period.
The number of shares owned at the end of the period is based on the number of shares purchased at the beginnning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
Cumulative total return reflects the total performance over a specific period of time. For the period from July 5, 1994 (date of initial public offering) through July 31, 1994, the cumulative total return for Institutional Service Shares was 0.30%. This total return is representative of less than one month of activity since the date of initial public offering.
Prior to the creation of separate classes of shares, for the one-year period ended July 31, 1994, and for the period from March 26, 1990
(start of performance) through July 31, 1994, the average annual total returns were 3.47% and 4.98%, respectively, for Institutional Shares. Performance Comparisons
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute net asset value. The financial publications and/or indices which the Fund uses in advertising may include:
   o Lipper Analytical Services, Inc., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
   o Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
   o Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.
   o Bank Rate MonitorC National Index, Miami Beach, Florida, published weekly, is an average of the interest rates of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.
Financial Statements
The financial statements for the fiscal year ended July 31, 1994, are incorporated herein by reference to the Fund's Annual Report dated July 31, 1994 (File No. 811-5950). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.
Appendix
Standard and Poor's Ratings Group Corporate Bond Rating Definitions
AAA Debt rated "AAA" has the highest rating assigned by Standard &
Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch Investors Service, Inc. Investment Grade Bond Rating Definitions AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Standard & Poor's Ratings Group Commercial Paper Rating Definitions
A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Rating Definitions Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   - Leading market positions in well established industries.
   - High rates of return on funds employed.
   - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   - Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   - Well-established access to a range of financial markets and assured sources of alternate liquidity
Prime-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc. Short-Term Debt Rating Definitions
F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated "F-1+."
F-2 Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.






















60934N708
60934N203
9110205B (11/94)


--------------------------------------------------------------------------------
    PRIME OBLIGATIONS FUND
    (A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
     INSTITUTIONAL SHARES
     PROSPECTUS

     The Institutional Shares of Prime Obligations Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in money market securities to provide current income consistent with stability of principal.

     THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

     This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

     The Fund has also filed a Statement of Additional Information dated November 30, 1994, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge by calling 1-800-235-4669. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Prospectus dated November 30, 1994

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                          1
---------------------------------------------------
FINANCIAL HIGHLIGHTS--INSTITUTIONAL
  SHARES                                          2
---------------------------------------------------
GENERAL INFORMATION                               3
---------------------------------------------------
INVESTMENT INFORMATION                            3
---------------------------------------------------
  Investment Objective                            3
  Investment Policies                             3
  Investment Risks                                7
  Investment Limitations                          7
  Regulatory Compliance                           7

TRUST INFORMATION                                 7
---------------------------------------------------
  Management of the Trust                         7
  Distribution of Shares                          8
  Administration of the Fund                      9
  Expenses of the Fund and Institutional
    Shares                                        9
NET ASSET VALUE                                  10
---------------------------------------------------
INVESTING IN THE FUND                            10
---------------------------------------------------
  Share Purchases                                10
  Minimum Investment Required                    11
  Subaccounting Services                         11
  Certificates and Confirmations                 11
  Dividends                                      11
  Capital Gains                                  11

REDEEMING SHARES                                 11
---------------------------------------------------
  By Mail                                        12
  Telephone Redemption                           12
  Accounts with Low Balances                     13

SHAREHOLDER INFORMATION                          13
---------------------------------------------------
  Voting Rights                                  13
  Massachusetts Partnership Law                  13

TAX INFORMATION                                  14
---------------------------------------------------
  Federal Income Tax                             14
  Pennsylvania Corporate and Personal
    Property Taxes                               14

PERFORMANCE INFORMATION                          14
---------------------------------------------------
OTHER CLASSES OF SHARES                          15
---------------------------------------------------
FINANCIAL HIGHLIGHTS--INSTITUTIONAL
  SERVICE SHARES                                 16
---------------------------------------------------
ADDRESSES                                        17
---------------------------------------------------

                                       I

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                       INSTITUTIONAL SHARES
                                 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).......................       None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)............       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable)........................................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)................................       None
Exchange Fee......................................................................................       None

                          ANNUAL INSTITUTIONAL SHARES OPERATING EXPENSES
                             (As a percentage of average net assets)
Management Fee (after waiver) (1).................................................................      0.08%
12b-1 Fee.........................................................................................    None
Total Other Expenses..............................................................................      0.12%
  Shareholder Services Fee (2).........................................................      0.00%
        Total Institutional Shares Operating Expenses (3).........................................      0.20%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.
(2)  The maximum shareholder services fee is 0.25%.
(3) The Total Institutional Shares Operating Expenses in the table above are based on expenses expected during the fiscal year ending July 31, 1995. The Total Institutional Shares Operating Expenses were 0.20% for the fiscal year ended July 31, 1994, and were 0.34% absent the voluntary waiver of a portion of the management fee.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of
each time period.................................................     $2         $6         $11        $26

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The information set forth in the foregoing table and example relates only to Institutional Shares of the Fund. The Fund also offers another class of shares called Institutional Service Shares. Institutional Shares and Institutional Service Shares are subject to certain of the same expenses. See "Other Classes of Shares."

                                       1

PRIME OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated September 15, 1994, on the Fund's financial statements for the year ended July 31, 1994, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Fund.

                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                 1994        1993        1992        1991          1990*
------------------------------------------------------------  ----------  ----------  ----------  ----------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $1.00       $1.00       $1.00       $1.00          $1.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
  Net investment income                                            0.03        0.03        0.05        0.07          0.03
------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------
  Dividends to shareholders from net investment income            (0.03)      (0.03)      (0.05)      (0.07)        (0.03)
------------------------------------------------------------  ----------  ----------  ----------  ----------  ---------------
NET ASSET VALUE, END OF PERIOD                                    $1.00       $1.00       $1.00       $1.00         $1.00
------------------------------------------------------------  ----------  ----------  ----------  ----------  ---------------
TOTAL RETURN**                                                     3.47%       3.25%       4.74%       7.30%         2.89%
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
  Expenses                                                         0.20%       0.20%       0.20%       0.20%         0.20%(b)
------------------------------------------------------------
  Net investment income                                            3.47%       3.20%       4.53%       6.54%         8.21%(b)
------------------------------------------------------------
  Expense waiver/reimbursement (a)                                 0.14%       0.09%       0.10%       0.24%         0.68%(b)
------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------
  Net assets, end of period (000 omitted)                     $1,250,979  $1,098,159    $917,418    $473,593   $34,777
------------------------------------------------------------

  * Reflects operations for the period from March 26, 1990 (date of initial public investment) to July 31, 1990.

 ** Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

                                       2

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Trustees have established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing primarily in short-term money market securities. A minimum initial investment of $25,000 is required.

Eligibility for investment in the Fund is contingent upon an investor accumulating and maintaining a minimum aggregate investment of $200,000,000 in Federated funds within a twelve-month period. For this purpose, (1) an investor is defined as a financial institution or its collective customers, including affiliate financial institutions and their collective customers, or other institutions that are determined to qualify by Federated Securities Corp., and
(2) Federated funds are those mutual funds which are distributed by Federated Securities Corp. or are advised by or administered by investment advisers or administrators affiliated with Federated Securities Corp. ("Federated Funds"). An investor's minimum investment will be calculated by combining all accounts the investor maintains with the Federated Funds, which includes the Trust.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE  INVESTMENTS.    The  Fund  invests  in  high  quality  money  market
instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical

                                       3

rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

    - domestic issues of corporate debt obligations, including variable rate demand notes;

    - commercial paper (including Canadian Commercial Paper and Europaper);

    - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

    - short-term credit facilities;

    - asset-backed securities;

    - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and

    - other money market instruments.

The Fund invests only in instruments denominated and payable in U.S. dollars.

    VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

    BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.

    ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.

    SHORT-TERM  CREDIT  FACILITIES.    The  Fund  may  enter  into,  or  acquire
    participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving

                                       4

    credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

RATINGS. An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market

                                       5

values   of  the  securities  purchased  may  vary  from  the  purchase  prices.
Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

CONCENTRATION OF INVESTMENTS. The Fund will invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation. Concentrating investments in any one industry may subject the Fund to more risk than if it did not concentrate investments.

                                       6

In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, CCPs and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. This investment limitation cannot be changed without shareholder approval.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and its Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940, as amended. In particular, the Fund will comply with the various requirements of Rule 2a-7 which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved

                                       7

for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

    ADVISORY FEES. The adviser receives an annual investment advisory fee equal to .20 of 1% of the Fund's average daily net assets. The adviser has undertaken to reimburse the Fund up to the amount of the advisory fee for operating expenses in excess of limitations established by certain states. The adviser also may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

    ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

    Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. Total assets under management or administration by these and other subsidiaries of Federated Investors are approximately $70 billion. Federated Investors, which was founded in 1956 as Federated Investors, Inc., develops and manages mutual funds primarily for the financial industry. Federated Investors' track record of competitive performance and its disciplined, risk averse investment philosophy serve approximately 3,500 client institutions nationwide. Through these same client institutions, individual shareholders also have access to this same level of investment expertise.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan (the "Services Plan") under which it may pay Federated Shareholder Services, an affiliate of Federated Investors, an amount not exceeding .25 of 1% of the average daily net asset value of the Institutional Shares to provide personal services and/or maintenance of shareholder accounts to the Fund and its shareholders. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.

                                       8

Federated Shareholder Services may elect to pay financial institutions fees based upon shares owned by their clients or customers for services provided to those clients and customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Federated Shareholder Services.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and accounting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate as specified below:

            MAXIMUM FEE              AVERAGE AGGREGATE DAILY NET ASSETS
        --------------------        ------------------------------------
             .15 of 1%              on the first $250 million
             .125 of 1%             on the next $250 million
             .10 of 1%              on the next $250 million
             .075 of 1%             on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Average aggregate daily net assets include those of all mutual funds advised by affiliates of Federated Investors. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

CUSTODIAN.   State Street Bank  and Trust Company, Boston,  MA, is custodian for the securities and cash of the Fund.

TRANSFER AGENT  AND  DIVIDEND DISBURSING  AGENT.   Federated  Services  Company,
Pittsburgh, PA, is transfer agent for the shares of, and dividend disbursing agent for, the Fund.

LEGAL COUNSEL.   Legal  counsel  is provided  by  Houston, Houston  &  Donnelly,
Pittsburgh, PA, and Dickstein, Shapiro & Morin, L.L.P., Washington, DC.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

EXPENSES OF THE FUND AND INSTITUTIONAL SHARES

Holders of Institutional Shares pay their allocable portion of Fund and Trust expenses.

The Trust expenses for which holders of Institutional Shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise.

The Fund expenses for which holders of Institutional Shares pay their allocable portion include, but are not limited to: registering the Fund and shares of the Fund; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise.

                                       9

At present, no expenses are allocated to the Institutional Shares as a class. However the Board of Trustees reserves the right to allocate certain expenses to holders of Institutional Shares as it deems appropriate ("class expenses"). In any case, class expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Institutional Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of Institutional Shares; legal fees relating solely to Institutional Shares; and Trustees' fees incurred as a result of issues relating solely to Institutional Shares.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to shares from the value of Fund assets attributable to shares, and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m., and 4:00 p.m. (Eastern time) Monday through Friday except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange and the Federal Reserve wire are open for business. Shares may be purchased either by wire or mail. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone.

BY WIRE. To purchase by Federal Reserve wire, call the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Prime Obligations Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028.

                                       10

BY MAIL. To purchase by mail, send a check made payable to Prime Obligations Fund--Institutional Shares to: Federated Services Company, P.O. Box 8602, Boston, MA 02266-8602. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment is $25,000. Eligibility for investment in the Fund is contingent upon an investor accumulating and maintaining a minimum aggregate investment of $200,000,000 in Federated Funds within a 12-month period.

SUBACCOUNTING SERVICES

Financial institutions are encouraged to open single master accounts. However, certain financial institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services and any restrictions and limitations imposed.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Services Company in writing.

Monthly confirmations are sent to report transactions such as all purchases and redemptions as well as dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

REDEEMING SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

                                       11

BY MAIL

Shares may be redeemed by sending a written request to: Prime Obligations Fund, P.O. Box 8602, Boston, MA 02266-8602. The written request should state: Prime Obligations Fund--Institutional Shares; shareholder's name; the account number; and the share or dollar amount requested. Sign the request exactly as the shares are registered. Shareholders should call the Fund for assistance in redeeming by mail.

If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

    - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

    - a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of the signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

TELEPHONE REDEMPTION

Shares may be redeemed by telephoning the Fund. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp.

If the redemption request is received before 3:00 p.m. (Eastern time), the proceeds will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, and those shares redeemed will not be entitled to that day's dividend. A daily dividend will be paid on shares redeemed if the redemption request is received after 3:00 p.m. (Eastern time). However, the proceeds are not wired until the following business day. Under limited

                                       12

circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 3:00 p.m. (Eastern time).

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000, or the aggregate investment in Federated Funds falls below the required minimum of $200,000,000 to be maintained from and after twelve months from account opening, due to shareholder redemptions.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of October 28, 1994, Peoples Bank, Bridgeport, Connecticut owned 81.93% of the voting securities of the Institutional Service Shares, and, therefore, may, for certain purposes, be deemed to control the class and be able to affect the outcome of certain matters presented for a vote of shareholders.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On

                                       13

request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

PENNSYLVANIA CORPORATE AND PERSONAL PROPERTY TAXES

In the opinion of Houston, Houston, & Donnelly, counsel to the Trust:

    - the Fund is not subject to Pennsylvania corporate or personal property taxes; and

    - Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

OTHER STATE AND LOCAL TAXES.   Shareholders are urged  to consult their own  tax
advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield and effective yield for Institutional Shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

                                       14

Performance figures will be calculated separately for each class of shares. Because each class of shares is subject to different expenses, the performance of Institutional Shares will exceed the yield and effective yield of Institutional Service Shares for the same period.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare its performance to certain indices.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers the following class.

Institutional Service Shares are sold at net asset value primarily to accounts for which financial institutions act in an agency or fiduciary capacity. Investments in Institutional Service Shares are subject to a minimum initial investment of $25,000. Institutional Service Shares are currently subject to the maximum shareholder services fee of 0.25%.

Financial institutions providing distribution or administrative services may receive additional compensation depending upon which class of shares of the Fund is sold. The distributor pays this compensation and is reimbursed from sources other than the assets of the Fund.

The amount of dividends payable to shareholders of any particular class may be more or less than that payable to the shareholders of any other class depending upon the existence of and differences in class expenses and Services Plan expenses. The stated advisory fee is the same for all classes of shares.

                                       15

PRIME OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report dated September 15, 1994, on the Fund's financial statements for the year ended July 31, 1994, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Fund.

                                                              YEAR ENDED
                                                               JULY 31,
                                                              ----------
                                                                1994*
------------------------------------------------------------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
  Net investment income                                          0.003
------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------
  Dividends to shareholders from net investment income          (0.003)
------------------------------------------------------------  ----------
NET ASSET VALUE, END OF PERIOD                                   $1.00
------------------------------------------------------------  ----------
TOTAL RETURN**                                                    0.30%
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
  Expenses                                                        0.34%(b)
------------------------------------------------------------
  Net investment income                                           4.68%(b)
------------------------------------------------------------
  Expense waiver/reimbursement (a)                                0.14%(b)
------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------
  Net assets, end of period (000 omitted)                       $9,387
------------------------------------------------------------

  * Reflects operations for the period from July 5, 1994 (date of initial public offering) to July 31, 1994.
 ** Based on  net  asset  value,  which  does not  reflect  the  sales  load  or contingent deferred sales charge, if applicable.
(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(b) Computed on an annualized basis.

                                       16

ADDRESSES
--------------------------------------------------------------------------------

Prime Obligations Fund
              Institutional Shares                               Federated Investors Tower
                                                                 Pittsburgh, PA 15222-3779
-------------------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.                         Federated Investors Tower
                                                                 Pittsburgh, PA 15222-3779
-------------------------------------------------------------------------------------------

Investment Adviser
              Federated Management                               Federated Investors Tower
                                                                 Pittsburgh, PA 15222-3779
-------------------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust Company                P.O. Box 8602
                                                                 Boston, MA 02266-8602
-------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
              Federated Services Company                         Federated Investors Tower
                                                                 Pittsburgh, PA 15222-3779
-------------------------------------------------------------------------------------------

Legal Counsel
              Houston, Houston & Donnelly                        2510 Centre City Tower
                                                                 Pittsburgh, PA 15222
-------------------------------------------------------------------------------------------

Legal Counsel
              Dickstein, Shapiro & Morin, L.L.P.                 2101 L Street, N.W.
                                                                 Washington, DC 20037
-------------------------------------------------------------------------------------------

Independent Public Accountants
              Arthur Andersen LLP                                2100 One PPG Place
                                                                 Pittsburgh, PA 15222
-------------------------------------------------------------------------------------------

                                       17

--------------------------------------------------------------------------------
                                  PRIME OBLIGATIONS FUND
                                  INSTITUTIONAL SHARES
                                            PROSPECTUS

                                           A Diversified Portfolio of
                                           Money Market Obligations Trust,
                                           an Open-End Management
                                           Investment Company

                                           Prospectus dated November 30,
                                           1994

[LOGO] FEDERATED SECURITIES CORP.
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779
           60934N203
           9110205A (11/94)                [RECYCLED PAPER SYMBOL]

Portfolio of Investments
July 31, 1994 (unaudited)
   Prime      Pacific Horizon                                                                         Pacific
Obligations      Prime          Pro Forma                                                Prime        Horizon
   Fund        Value Fund        Combined                                             Obligations   Prime Value    Pro Forma
 Principal    Principal         Principal                                                Fund          Fund        Combined
  Amount         Amount           Amount                                                 Value         Value       Value
Certificates of Deposit - 5.2%
                                              Banking - 5.2%
$             $ 15,000,000      $15,000,000   ABN-AMRO Bank NV, Chicago, 4.52%, 9/6/94 $              $14,999,410  $14,999,410
                25,000,000       25,000,000   Canadian Imperial Bank of Commerce,
                                              New York, 4.54%, 8/12/94                                 25,000,000   25,000,000
   20,000,000                    20,000,000   Canadian Imperial Bank of Commerce,
                                              Toronto, 3.52%, 8/5/94                    20,000,000                  20,000,000
                 20,000,000      20,000,000   Mitsubishi Bank, Ltd., New York,
                                              4.78%, 9/6/94                                            20,001,165   20,001,165
                 15,000,000      15,000,000   NBD Bank of North America, Detroit,
                                              4.572%, 8/18/94                                          15,000,000   15,000,000
5,000,000                        5,000,000   Rabobank Nederland, Utrecht Bank,
                                              3.53%, 8/16/94                            4,999,960                    4,999,960
                 20,000,000      20,000,000   Sanwa Bank, Ltd., New York, 4.57%, 8/30/94               19,999,840   19,999,840
                                              Total Certificates of deposit            24,999,960      95,000,415  120,000,375
*Commercial paper - 53.6%
                                              Agriculture - 1.3%
                 30,000,000      30,000,000   Cargill, Inc., 4.27%, 8/15/94                            29,950,183    29,950,183
                                              Banking - 9.5%
25,000,000                       25,000,000   ABN AMRO N.A., Finance, Inc., (Guaranteed by
                                              ABN AMRO Bank N.V., Amsterdam), 4.55%,
                                              9/21/94                                       24,840,625                24,840,625
                  8,000,000       8,000,000   AKZO America, Inc., 4.47%, 8/18/94                           7,983,113   7,983,113
                 40,000,000      40,000,000   Bankers Trust New York Corp., 4.34%-4.58%,
                                              8/19/94 - 9/1/94                                            39,877,722   39,877,722
5,000,000                         5,000,000   Bank of Nova Scotia, Toronto, 5.20%, 1/9/95    4,886,629                  4,886,629
59,000,000       25,000,000      84,000,000   Canadian Imperial Holdings, Inc.,
                                              (Guaranteed by Canadian Imperial
                                              Bank of Commerce, Toronto), 3.34%-4.70%,
                                              8/3/94-10/24/94                               58,603,003    24,952,867    83,555,870
24,700,000                       24,700,000   City of Cleveland, (Union Bank of
                                              Switzerland, Zurich LOC), 4.56%, 9/7/94       24,700,000                  24,700,000
4,000,000                         4,000,000   Comdisco, Inc., (Union Bank of
                                              Switzerland, Zurich LOC), 4.09%, 9/22/94       3,976,831                  3,976,831
2,000,000                         2,000,000   PEMEX Capital, Inc., (Swiss Bank Corp.,
                                              New York, NY LOC), 3.43%, 8/2/94               1,999,812                  1,999,812
24,871,000                       24,871,000   Queensland Alumina Ltd., (Credit Suisse,
                                              Zurich LOC),4.34%-4.85%, 8/2/94-10/14/94    $24,771,713    $              $24,771,713
2,000,000                         2,000,000   Toronto Dominion Holdings (USA), Inc.,
                                              5.11%, 11/9/94                                 1,972,278                   1,972,278
                                               TOTAL                                       145,750,891    72,813,702     218,564,593
                                              Education - 0.9%
                 20,000,000      20,000,000   Harvard University, 4.34%, 8/18/94                          19,959,011     19,959,011
                                              Finance-Automotive - 4.2%
   46,700,000                    46,700,000   Ford Credit Receivables Funding Inc.,
                                              4.28%-4.54%, 8/26/94-10/7/94                  46,471,317                 46,471,317
                 30,000,000      30,000,000   Ford Motor Credit Co., 4.48%-4.50%,
                                              8/15/94 - 8/23/94                                           29,937,622    29,937,622
   20,000,000                    20,000,000   New Center Asset Trust, A1+P1 Series,
                                              4.73%, 8/15/94                                19,963,600                  19,963,600
                                               TOTAL                                        66,434,917    29,937,622     96,372,539
                                              Finance-Commercial - 23.7%
                 30,000,000      30,000,000   American Express Credit Corp., 4.28%, 8/15/94               29,950,067     29,950,067
                 25,357,000      25,357,000   Banc One Funding Corp., 4.40%, 8/15/94                      25,291,917     25,291,917
   73,500,000                    73,500,000   Asset Securitization Cooperative Corp.,
                                              4.00%-5.13%, 8/4/94-1/19/95                   72,823,213                   72,823,213
                  5,000,000       5,000,000   BNP Canada, 4.48%, 8/24/94                                   4,985,689      4,985,689
                 10,066,000      10,066,000   BTR Dunlop Finance, Inc., 4.33%, 8/15/94                    10,049,050     10,049,050
   13,000,000                    13,000,000   Beta Finance, Inc., 4.75%, 10/25/94           12,855,736                   12,855,736
   10,000,000                    10,000,000   CIESCO, Inc., 4.06%, 9/20/94                   9,944,722                    9,944,722
   89,000,000                    89,000,000   CIT Group Holdings Inc., 3.43% - 4.91%,
                                              9/7/94-12/19/94                               88,193,429                    88,193,429
                  14,000,000      14,000,000   Commerzbank U.S. Finance, Inc., 4.45%-
                                              4.50%, 8/17/94                                              13,972,222     13,972,222
    9,000,000                     9,000,000   Corporate Asset Funding Co., Inc. (CAFCO),
                                              4.18%-5.183%, 9/27/94-1/5/95                   8,863,916                    8,863,916
                 30,000,000      30,000,000   Eiger Capital Corp., 4.50%, 8/15/94                         29,947,500      29,947,500
   75,500,000                    75,500,000   General Electric Capital Corp., 3.45%-
                                              5.33%, 8/9/94-1/18/95                         74,528,902                    74,528,902
                 20,000,000      20,000,000   General Electic Capital Corp., 4.40%,
                                              8/24/94                                                     19,943,778   19,943,778
             10,000,000      10,000,000   Grand Metropolitan Investment Corp.,
                                          4.47%, 8/31/94                                               9,962,750        9,962,750
             19,000,000      19,000,000   Hertz Corp., 4.52%, 8/11/94                                 18,976,145       18,976,145
20,000,000                    20,000,000   ITT Financial Corp., 4.25%, 8/1/94            20,000,000                     20,000,000
             40,000,000      40,000,000   National Rural Utilities Cooperative
                                          Finance Corp., 4.35%-4.45%, 8/2/94-
                                          8/15/94                                                     39,963,694       39,963,694
             25,000,000      25,000,000   PHH Corp., 4.50%, 8/16/94                                   24,953,125       24,953,125
             15,000,000      15,000,000   Swiss Bank Corporation Finance Delaware
                                          Inc., 4.50%, 8/24/94                                        14,956,875       14,956,875
             19,364,000      19,364,000   Woodside Finance Ltd., 4.70%, (National
                                          Australia Bank LOC), 9/9/94                                 19,265,405       19,265,405
                                             Total                                     287,209,918   262,218,217       549,428,135
                                          Finance-Retail - 12.9%
22,000,000    30,000,000      52,000,000   Associates Corp. of North America, 4.47%-
                                          4.50%, 8/12/94-9/13/94                        21,883,852   29,958,750        51,842,602
              4,000,000       4,000,000   Fuji Photo Film Finance U.S.A., Inc.,
                                          4.45%, 9/16/94                                              3,977,256        3,977,256
             35,000,000      35,000,000   Merrill Lynch & Co., Inc., 4.37%-4.50%,
                                          8/15/94-8/22/94                                            34,926,763        34,926,763
             20,000,000      20,000,000   Penney (J.C.) Funding Corp., 4.45%, 8/16/94                19,962,917        19,962,917
             39,000,000      39,000,000   Xerox Credit Corp., 4.34%, 8/15/94                         38,934,177        38,934,177
                                                 Total                                21,883,852  127,759,863  149,643,715
                                              Food & Beverage - 0.9%
   20,000,000                    20,000,000   Anheuser-Busch Companies, Inc., 3.51%-
                                              3.54%, 9/7/94-9/9/94                          19,927,767                    19,927,767
                                              Insurance-4.8%
   20,000,000                    20,000,000   American General Corp., 4.22%, 8/1/94         20,000,000                    20,000,000
   22,591,000                    22,591,000   Prospect Street Senior Loan Portfolio,
                                              L.P., (Guaranteed by Financial Security
                                              Assurance, Inc.), 3.34%-4.97%, 8/1/94-
                                              11/28/94                                      22,448,839                    22,448,839
   69,000,000                    69,000,000   Prudential Funding Corp., 4.13%-5.01%,
                                              10/3/94-1/20/95                               68,073,991                  68,073,991
                                                 Total                                     110,522,830                   110,522,830
                                              Pharmaceuticals-0.9%
   11,000,000                    11,000,000   Schering Corp., 4.29%, 10/18/94               10,899,900                    10,899,900
                  10,000,000     10,000,000   Smithkline Beecham Corp., 4.44%, 8/15/94                      9,982,733      9,982,733
                                                 Total                                      10,899,900      9,982,733     20,882,633
                                              Utilities-1.0%
   14,000,000                    14,000,000   Ameritech Corp., 4.81%, 12/12/94              13,756,906                    13,756,906
                  10,000,000     10,000,000   Ontario Hydro, 4.47%, 8/22/94                                 9,973,925      9,973,925
                                                 Total                                      13,756,906      9,973,925    23,730,831
                                                 Total Commerical Paper              676,386,981    562,595,256  1,238,982,237

**Variable Rate Instruments-22.4%

                                              Banking-16.3%
    4,100,000                     4,100,000   500 South Front St. L.P., Series A,
                                              (Huntington National Bank, Columbus,
                                              OH LOC), 4.80%, 8/4/94                         4,100,000                   4,100,000
    7,000,000                     7,000,000   500 South Front St. L.P., Series B,
                                              (Huntington National Bank, Columbus,
                                              OH LOC), 4.80%, 8/4/94                         7,000,000                   7,000,000
   13,156,000                    13,156,000   Adesa Funding Corp., (Bank One,
                                              Indianapolis, IN LOC), 4.72%, 8/4/94          13,156,000                   13,156,000
    8,750,000                     8,750,000   Alexandria Executive Club L.P.,
                                              (Huntington National Bank, Columbus, OH
                                              LOC), 4.80%, 8/4/94                            8,750,000                   8,750,000
                  10,000,000     10,000,000   American Express Centurion Bank, Delaware,
                                              4.50%, 8/26/94                                               10,000,000   10,000,000
                  10,000,000     10,000,000   Bank One Texas N.A., Dallas, 4.45%, 8/1/94                   10,000,000   10,000,000
   16,900,000                    16,900,000   Beverly California Corp., (PNC Bank, N.A.
                                              LOC), 4.72%, 8/1/94                           16,900,000                  16,900,000
    4,085,000                     4,085,000   Eastwinds Investment, Ltd., (Huntington
                                              National Bank, Columbus, OH LOC), 4.80%,
                                              8/4/94                                         4,085,000                   4,085,000
                 100,000,000    100,000,000   Goldman Sachs Group, L.P., 4.437%, 8/1/94                   100,000,000   100,000,000
    2,485,000                     2,485,000   Grote Family, L.P., (Huntington National
                                              Bank, Columbus, OH LOC), 4.80%, 8/4/94         2,485,000                   2,485,000
   24,000,000                    24,000,000   Holy Cross Health System Corp., (Swiss
                                              Bank Corp., New York, NY LOC), 4.95%,
                                              8/3/94                                        24,000,000                   24,000,000
    5,000,000                     5,000,000   Hunt Club Apartments, Inc., (Huntington
                                              National Bank, Columbus, OH LOC), 4.80%,
                                              8/4/94                                         5,000,000                   5,000,000
                  25,000,000     25,000,000   J.P. Morgan & Co., Delaware, 4.58%, 8/2/94                   24,985,575    24,985,575
    4,800,000                     4,800,000   Kokosing Construction Co., Inc., (National
                                              City Bank, Cleveland, OH LOC), 4.55%, 8/4/94   4,800,000                    4,800,000
    8,600,000                     8,600,000   Mississippi Business Finance Corp.,
                                              Comerica Bank LOC), 4.80%, 8/4/94              8,600,000                    8,600,000
                  15,000,000     15,000,000   NDB Bank of North America, Detroit,
                                              4.57%, 8/15/94                                               14,999,983     14,999,983
    5,000,000                     5,000,000   Olen Corp., (National City Bank, Cleveland,
                                              OH LOC), 4.55%, 8/4/94                         5,000,000                    5,000,000
   29,000,000                    29,000,000   PHH/CFC Leasing, Inc., (Societe Generale,
                                              Paris LOC), 4.78%, 8/3/94                     29,000,000                    29,000,000
    2,800,000                     2,800,000   Ramsey Real Estate Enterprises, (National
                                              City Bank, KY LOC), 4.55%, 8/4/94              2,800,000                     2,800,000
    7,900,000                     7,900,000   Roby Company, Ltd. Partnership, (Huntington
                                              National Bank, Columbus, OH LOC), 4.80%,
                                              8/4/94                                         7,900,000                     7,900,000
   13,750,000                    13,750,000   Rooker, J.W., (Wachovia Bank of Atlanta,
                                              GA, N.A. LOC). 4.78%, 8/3/94                  13,750,000        13,750,000
    7,360,000                     7,360,000   Shenandoah Partners L.P., (Huntington
                                              National Bank, Columbus, OH LOC), 4.80%,
                                              8/4/94                                         7,360,000                  7,360,000
   35,000,000                    35,000,000   SMM Trust, Series 1993-B (Guaranteed by
                                              Morgan Guaranty), 4.86%, 8/12/94               35,000,000
35,000,000
   15,981,000                    15,981,000   Vista Funding Corp., (Bank One, Akron, OH
                                              N.A. LOC), 4.72%, 8/4/94                      15,981,000
15,981,000
    2,500,000                     2,500,000   YMCA of Central, OH, (Huntington National
                                              Bank, Columbus, OH LOC), 4.80%, 8/4/94         2,500,000
2,500,000
                                                 Total                                     218,167,000    159,985,558
378,152,558
                                                 Electrical Equipment-1.9%
   11,111,837                    11,111,837   GS Funding Corp., (Guaranteed by General
                                              Electric Co.), 4.72%, 8/1/94                  11,111,837
11,111,837
    6,000,000                     6,000,000   Lauda Air, (Guaranteed by General
                                              Electric Co.), 4.74%, 8/1/94                   6,000,000
6,000,000
   25,909,392                    25,909,392   Northwest Airlines, Inc., (Guaranteed by
                                              General Electric Co.), 4.74%, 8/1/94          25,909,392
25,909,392
                                                 Total                                      43,021,229
43,021,229
                                                 Finance-Automotive-3.1%
   32,000,000                    32,000,000   Carco Auto Loan Master Trust, Series
                                              1993-2, 4.65%, 8/15/94                        32,000,000
32,000,000
   40,000,000                    40,000,000   Money Market Auto Loan Trust, 4.73%,
                                              8/15/94                                       40,000,000
40,000,000
                                                 Total                                      72,000,000
72,000,000
                                                 Insurance-1.1%
   25,000,000                    25,000,000 (a) Peoples Security Life Insurance, 4.58%,
                                              8/1/94                                        25,000,000
25,000,000
                                                 Total Variable Rate Instruments           358,188,229    159,985,558
518,173,787
Short-Term Notes - 1.5%
                                                 Banking-0.6%
    8,000,000                     8,000,000 (a) A.P. Investment Co., 3.85%, 9/7/94          8,000,000
8,000,000
    6,000,000                     6,000,000   Bayerische Landesbank Girozentrale,
                                              3.625%, 12/9/94                                6,000,770
6,000,770
                                                 Total                                      14,000,770
14,000,770
                                                 Finance-Retail - 0.3%
    5,000,000                     5,000,000   American General Finance Corp.,
                                              3.53%, 9/15/94                                 5,035,655
5,035,655
    2,800,000                     2,800,000   Associates Corp. of North America,
                                              3.63%-3.65%, 11/15/94-12/1/94                  2,831,615
2,831,615
                                                 Total                                       7,867,270
7,867,270
                                              Government Agency-0.6%
                   5,000,000      5,000,000   Nebraska Higher Education Loan Program,
                                              Inc., 4.79%, 8/2/94                                           5,000,000
5,000,000
                   5,000,000      5,000,000   Student Loan Marketing Association,
                                              4.54%, 8/2/94                                                 5,000,000
5,000,000
    4,000,000                     4,000,000   Tennessee Valley Authority, 3.82%,
                                              10/1/94                                        4,208,934
4,208,934
                                                 Total                                       4,208,934     10,000,000
14,208,934
                                                 Total Short-Term Notes                     26,076,974     10,000,000
36,076,974

***Repurchase Agreements-17.8%

   40,000,000                    40,000,000   Bear, Stearns and Co., Inc., 4.22%,
                                              dated 7/29/94, due 8/1/94                     40,000,000
40,000,000
   60,000,000                    60,000,000   Daiwa Securities America, Inc., 4.20%,
                                              dated 7/29/94, due 8/1/94                     60,000,000
60,000,000
   60,000,000                    60,000,000   Donaldson, Lufkin and Jenrette Securities
                                              Corp., 4.22%, dated 7/29/94, due 8/1/94       60,000,000
60,000,000
                  50,000,000     50,000,000   First National Bank of Chicago, 4.25%,
                                              dated 7/29/94, due 8/1/94                                    50,000,000
50,000,000
                  77,317,000     77,317,000   Goldman, Sachs & Co., 4.20%, dated
                                              7/29/94, due 8/1/94                                          77,317,000
77,317,000
                  50,000,000     50,000,000   HSBC Securities, Inc., 4.20%, dated
                                              7/29/94, due 8/1/94                                          50,000,000
50,000,000
   24,350,000                    24,350,000   Kidder, Peabody & Co., Inc., 4.22%, dated
                                              7/29/94, due 8/1/94                           24,350,000
24,350,000
                  50,000,000     50,000,000   Nomura Securities International, Inc.,
                                              4.23%, dated 7/29/94, due 8/1/94                             50,000,000
50,000,000
                                                 Total Repurchase Agreements, at
                                                  amortized cost                           184,350,000    227,317,000
411,667,000
                                                 Total Investments, at
                                                  amortized cost (b)                    $1,270,002,144 $1,054,898,229
$2,324,900,373



* Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

** Current rate and next reset date shown.

*** Repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in repurchase agreements of Prime
    Obligations Fund are through participation in joint accounts with other Federated Funds.

(a) Restricted Securities - Investments in securities not registered under the Securities Act of 1933. At the end of the period, these securities amounted to $33,000,000 which represents 1.4% of net assets.

(b)  Also represents cost for federal tax purposes.

Note:  The categories of investments are shown as a percentage of net assets
       ($2,313,352,270) at July 31, 1994.


Portfolio of Investments
July 31, 1994 (unaudited)

The following abbreviation is used in this portfolio:

LOC - Letter of Credit

(See Notes to Pro Forma Financial Statements)


Prime Obligations Fund
Pacific Horizon Prime Value Fund
Pro Forma Combining Portfolio of Investments
January 31, 1995 (unaudited)
   Prime      Pacific Horizon                                                                              Pacific
Obligations      Prime          Pro Forma                                                     Prime        Horizon
   Fund        Value Fund        Combined                                                  Obligations   Prime Value     Pro
Forma
 Principal    Principal         Principal                                                     Fund          Fund
Combined
  Amount         Amount           Amount                                                      Value         Value
Value
Commercial Paper -- 38.5%
                                              Automobiles - 0.4%
$             $5,000,000        $ 5,000,000   Mitsubishi Motors Credit of America,5.75%,
                                              (Mitsubishi Bank LOC), 2/9/1995               $           $ 4,993,611     $
4,993,611
               7,000,000          7,000,000   Toyota Motor Credit Corp., 5.98%, 3/10/1995                 6,956,977
6,956,977
                                                Total                                                    11,950,588
11,950,588
                                              Banking - 6.7%
  6,000,000                       6,000,000   Abbey National N.A. Corp., (Guaranteed by
                                              Abbey National Bank PLC, London), 6.017%,
                                              5/9/1995                                        5,905,587
5,905,587
 27,000,000                      27,000,000   Bank of Nova Scotia, Toronto, 5.869%,
                                              4/25/1995                                      26,645,175
26,645,175
 14,000,000                      14,000,000   Candadian Imperial Holdings, Inc.,
                                              (Guaranteed by Canadian Imperial Bank of
                                              Commerce, Toronto), 5.246%-6.093%, 2/24/1995-
                                              3/2/1995                                       13,946,508
13,946,508
 24,700,000                      24,700,000   City of Cleveland, (Union Bank of Switzerland,
                                              Zurich LOC), 6.250%, 2/6/1995                  24,700,000
24,700,000
 29,000,000                      29,000,000   Commerzbank U.S. Finance, Inc., (Guaranteed
                                              by Commerzbank AG, Frankfurt), 5.583%-6.708%,
                                              3/30/1995-7/3/1995                             28,656,438
28,656,438
 25,418,000                      25,418,000   Queensland Alumina Ltd., (Credit Suisse,
                                              Zurich LOC), 6.269%-6.302%, 4/13/1995-
                                              4/21/1995                                      25,087,813
25,087,813
  8,000,000                       8,000,000   Royal Bank of Canada, Montreal, (Guaranteed
                                              by Royal Bank of Canada), 6.134%, 4/28/1995     7,884,760
7,884,760
 18,000,000                      18,000,000   Toronto Dominion Holdings (USA), Inc.,
                                              (Guaranteed by Toronto-Dominion Bank),
                                              5.203%-5.219%, 3/8/1995-3/9/1995               17,909,314
17,909,314
 30,000,000                      30,000,000   UBS Finance (Delaware), Inc., (Guaranteed
                                              by Union Bank of Switzerland, Zurich),
                                              5.831%, 2/1/1995                               30,000,000
30,000,000
                                                 Total                                      180,735,595
180,735,595
                                              Diversified - 2.3%
$62,000,000   $                 $62,000,000   Rockwell International Corp., 6.819%-6.824%,  $           $               $
                                              6/2/1995-6/6/1995                              60,606,300
60,606,300
                                               Finance - Commercial - 15.4%
 83,500,000                      83,500,000   Asset Securitization Cooperative Corp.,
                                              5.734%-6.219%, 2/10/1995-4/28/1995             82,982,257
82,982,257
 44,500,000                      44,500,000   Beta Finance, Inc., 5.340%-6.746%,
                                              3/13/1995 - 6/27/1995                          44,081,347
44,081,347
 34,000,000                      34,000,000   CIESCO, Inc., 5.235% - 6.262%, 2/9/1995 -
                                              5/3/1995                                       33,543,504
33,543,504
 50,000,000                      50,000,000   CIT Group Holdings, Inc., 5.782%, 2/9/1995     49,936,111
49,936,111
 13,400,000                      13,400,000   Corporate Asset Funding Co., Inc. (CAFCO),
                                              5.132% - 6.677%, 2/2/1995 - 7/26/1995          13,203,678
13,203,678
127,000,000                     127,000,000   General Electric Capital Corp., 5.629% -
                                              6.718%, 4/6/1995 - 7/17/1995                  124,808,948
124,808,948
 66,000,000                      66,000,000   Sheffield Receivables Corp., 6.253% -
                                              6.273%, 5/1/1995 - 5/2/1995                    64,989,499
64,989,499
                                                 Total                                      413,545,344
413,545,344
                                              Finance - Retail - 10.8%
 25,000,000                      25,000,000   American General Finance Corp., 5.851%,
                                              2/1/1995                                       25,000,000
25,000,000
 60,000,000                      60,000,000   Associates Corp. of North America, 5.831% -
                                              6.404%, 2/1/1995 - 4/7/1995                    59,601,875
59,601,875
 53,700,000                      53,700,000   Ford Credit Receivables Funding, Inc.,
                                              5.883% - 6.270%, 2/23/1995 - 5/4/1995          53,091,057
53,091,057
152,000,000                     152,000,000   New Center Asset Trust, A1+P1 Series,
                                              5.209% - 6.824%, 2/17/1995 - 7/21/1995        149,359,177
149,359,177
  6,000,000                       6,000,000   Norwest Financial Corp., 6.255%, 4/27/1995      5,912,875
5,912,875
                                                 Total                                      292,964,984
292,964,984
                                              Foreign - 0.2%
                 5,000,000        5,000,000   Compagnie Francaise, 5.90%, 3/1/1995                         4,977,056
4,977,056
                                              Insurance--2.1%
 43,789,000                      43,789,000   Prospect Street Senior Portfolio, L.P.,
                                              (Guaranteed by Financial Security Assurance,
                                              Inc.), 5.234% - 6.880%, 2/2/1995 - 7/19/1995   43,033,839
43,033,839
 13,000,000                      13,000,000   Prudential Funding Corp., 6.030%, 5/11/1995    12,790,863
12,790,863
                                                 Total                                       55,824,702
55,824,702
                                              Photographic Products--0.6%
                 7,000,000        7,000,000   Fuji Photo Film Finance USA, Inc., 5.95%,
                                              3/16/1995                                                    6,950,251
6,950,251
                 8,000,000        8,000,000   Konica Finance U.S. Corp., 5.75%
                                              (Mitsubishi Bank), 2/10/1995                                 7,988,500
7,988,500
                                                 Total                                                    14,938,751
14,938,751
                                                    Total Commercial Paper                1,003,676,925   31,866,395
1,035,543,320
Corporate Bonds--1.1%
                                              Banking--1.1%
$28,000,000(a)  $               $28,000,000(a) SMM Trust Series 1994-H, (Guaranteed by    $             $               $
                                              Morgan Guaranty Trust Co., NY), 6.034%,
                                              2/22/1995                                      27,995,249
27,995,249
**Variable Rate Instruments--17.4%
                                              Banking--11.0%
  4,045,000                      4,045,000    500 South Front St. L.P., Series A,
                                              (Huntington National Bank, Columbus, OH
                                              LOC), 6.360%, 2/2/1995                          4,045,000
4,045,000
  6,500,000                      6,500,000    500 South Front St. L.P., Series B,
                                              (Huntington National Bank, Columbus, OH
                                              LOC), 6.360%, 2/2/1995                          6,500,000
6,500,000
 12,064,000                     12,064,000    Adesa Funding Corp., (Bank One,
                                              Indianapolis, IN LOC), 6.220%, 2/2/1995        12,064,000
12,064,000
  8,610,000                      8,610,000    Alexandria Executive Club L.P.,
                                              (Huntington National Bank, Columbus, OH
                                              LOC), 6.360%, 2/2/1995                          8,610,000
8,610,000
              10,000,000        10,000,000    American Express Centurion Bank, Delaware,
                                              6.00%, 2/27/1995                                            10,000,000
10,000,000
              20,000,000        20,000,000    American Express Centurion Bank, Delaware,
                                              5.88%, 2/13/1995                                            20,000,000
20,000,000
              10,000,000        10,000,000    Bank One, Texas, N.A., Dallas, 5.91%,
                                              2/1/1995                                                    10,000,000
10,000,000
 16,900,000                     16,900,000    Beverly California Corp., (PNC Bank, N.A.
                                              LOC), 6.304%, 2/6/1995                         16,900,000
16,900,000
  1,642,790                      1,642,790    Bowling Green Manor L.P., (Huntington
                                              National Bank, Columbus, OH LOC), 6.360%,
                                              2/2/1995                                        1,642,790
1,642,790
 17,400,000                     17,400,000    CMH Funding, (Huntington National Bank,
                                              Columbus, OH LOC), 7.040%, 7/3/1995            17,400,000
17,400,000
 22,105,000                     22,105,000    Capital One Funding Corp., (Bank One,
                                              Cleveland, N.A. LOC), 6.560%, 2/2/1995         22,105,000
22,105,000
  1,062,337                      1,062,337    Clyde Manor L.P., (Huntington National
                                              Bank, Columbus, OH LOC), 6.360%, 2/2/1995       1,062,337
1,062,337
  4,020,000                      4,020,000    Eastwinds Investment, Ltd., (Huntington
                                              National Bank, Columbus, OH LOC), 6.360%,
                                              2/2/1995                                        4,020,000
4,020,000
               7,000,000         7,000,000    Goldman Sachs Group, L.P., 6.00%, 2/1/1995                   7,000,000
7,000,000
  2,485,000                      2,485,000    Grote Family L.P., (Huntington National
                                              Bank, Columbus, OH LOC), 6.360%, 2/2/1995       2,485,000
2,485,000
  5,000,000                      5,000,000    Hunt Club Apartments, Inc., (Huntington
                                              National Bank, Columbus, OH LOC), 6.360%,
                                              2/1/1995                                        5,000,000
5,000,000
              25,000,000        25,000,000    J.P. Morgan, Delaware, 6.00%, 2/7/1995                      24,993,137
24,993,137
$ 4,500,000  $                 $ 4,500,000    Kokosing Construction Co., Inc., (National
                                              City Bank, Cleveland, OH LOC), 6.200%,
                                              2/1/1995                                      $ 4,500,000  $              $
4,500,000
  8,600,000                      8,600,000    Mississippi Business Finance Corp.,
                                              (Comercia Bank, Detroit, MI LOC),
                                              6.360%, 2/2/1995                                8,600,000
8,600,000
  5,000,000                      5,000,000    Olen Corp., (National City Bank, Cleveland,
                                              OH LOC), 6.20%, 2/1/1995                        5,000,000
5,000,000
 29,000,000                     29,000,000    PHH/CFC Leasing, Inc., (Banque Nationale de
                                              Paris LOC), 6.320%, 2/1/1995                   29,000,000
29,000,000
  2,350,000                      2,350,000    Ramsey Real Estate Enterprises, (National
                                              City Bank, Kentucky LOC), 6.200%, 2/2/1995      2,350,000
2,350,000
  7,900,000                      7,900,000    Roby Company Ltd. Partnership, (Huntington
                                              National Bank, Columbus, OH LOC), 6.360%,
                                              2/2/1995                                        7,900,000
7,900,000
 13,450,000                     13,450,000    Rooker, J.W., (Wachovia Bank of Georgia NA,
                                              Atlanta LOC), 6.339%, 2/1/1995                 13,450,000
13,450,000
 20,000,000(a)                  20,000,000(a) SMM Trust 1994-B, (Guaranteed by Morgan
                                              Guaranty Trust Co., NY), 5.892%, 2/11/1995     19,994,010
19,994,010
  7,040,000                      7,040,000    Shenandoah Partners L.P., (Huntington
                                              National Bank, Columbus, OH LOC), 6.360%,
                                              2/2/1995                                        7,040,000
7.040,000
  6,100,000                      6,100,000    State Industrial Development Authority
                                              (Alabama) Miltope Project, Series 1994,
                                              (First Alabama Bank, Birmingham LOC),
                                              6.610%, 2/2/1995                                6,100,000
6,100,000
  3,526,000                      3,526,000    Vista Funding Corp., (Bank One, Akron, N.A.
                                              LOC), 6.220%, 2/2/1995                          3,526,000
3,526,000
  6,678,000                      6,678,000    Vista Funding Corp., (Fifth Third Bank of
                                              Northwestern OH LOC), 6.360%, 2/2/1995          6,678,000
6,678,000
  1,011,431                      1,011,431    Wauseon Manor II L.P., (Huntington National
                                              Bank, Columbus, OH LOC), 6.360%, 2/2/1995       1,011,431
1,011,431
  3,775,000                      3,775,000    Wexner Heritage House, (Huntington National
                                              Bank, Columbus, OH LOC), 6.360%, 2/2/1995       3,775,000
3,775,000
  2,500,000                      2,500,000    YMCA of Central, OH, (Huntington National
                                              Bank, Columbus, OH LOC), 6.360%, 2/2/1995       2,500,000
2,500,000
                                                 Total                                      223,258,568   71,993,137
295,251,705
                                              Electrical Equipment--1.6%
 13,058,538                     13,058,538    GS Funding Corp., (Guaranteed by General
                                              Electric Co.), 6.304%, 2/6/1995                13,058,537
13,058,537
  6,000,000                      6,000,000    Lauda Air, (Guaranteed by General
                                              Electric Co.), 6.337%, 2/1/1995                 6,000,000
6,000,000
 25,388,464                     25,388,464    Northwest Airlines, Inc., (Guaranteed by
                                              General Electric Co.), 6.337%, 2/6/1995        25,388,464
25,388,464
                                                 Total                                     $ 44,447,001  $             $
44,447,001
                                              Finance - Automotive--2.7%
$32,000,000   $                $32,000,000    Carco Auto Loan Master Trust, Series 1993-2,
                                              5.791%, 2/15/1995                              32,000,000
32,000,000
 40,000,000                     40,000,000    Money Market Auto Loan Trust, 5.896%,
                                              2/15/1995                                      40,000,000
40,000,000
                                                 Total                                       72,000,000
72,000,000
                                              Government - 0.2%
               5,000,000         5,000,000    Nebraska Higher Education Loan Program,
                                              Inc., 6.21%, 2/7/1995                                        5,000,000
5,000,000
                                              Insurance -- 0.9%
 25,000,000(a)                  25,000,000(a) Peoples Security Life Insurance, 6.290%,
                                              2/1/1995                                       25,000,000
25,000,000
                                              Municipal--1.0%
 26,700,000(a)                  26,700,000(a) City of Columbus, Ohio, 6.610%, 2/2/1995       26,700,000
26,700,000
                                                 Total Variable Rate Instruments            391,405,569   76,993,137
468,398,706
***Repurchase Agreements--43.3%
               8,000,000         8,000,000    Barclays de Zoete Wedd Securities, Inc.,
                                              5.800%, dated 1/31/1995, due 2/1/1995                        8,000,000
8,000,000
130,000,000                    130,000,000    Chase Securities, Inc., 5.800%, dated
                                              1/31/1995, due 2/1/1995                       130,000,000
130,000,000
218,000,000                    218,000,000    Chemical Banking Corp., 5.820%, dated
                                              1/31/1995, due 2/1/1995                       218,000,000
218,000,000
               8,000,000         8,000,000    Dean Witter Reynolds, Inc., 5.750%,
                                              dated 1/31/1995, due 2/1/1995                                8,000,000
8,000,000
250,000,000    8,000,000       258,000,000    First Chicago Capital Markets, Inc.,
                                              5.820%-5.830%, dated 1/31/1995, due
                                              2/1/1995                                      250,000,000    8,000,000
258,000,000
130,000,000                    130,000,000    Fuji Government Securities, Inc., 5.820%,
                                              dated 1/31/1995, due 2/1/1995                 130,000,000
130,000,000
250,000,000                    250,000,000    Lehman Government Securities, Inc., 5.830%,
                                              dated 1/31/1995, due 2/1/1995                 250,000,000
250,000,000
               8,000,000         8,000,000    Lehman Government Securities, Inc., 5.830%,
                                              dated 1/31/1995, due 2/1/1995                                8,000,000
8,000,000
               8,000,000         8,000,000    Merrill Lynch Government Securities Inc.,
                                              5.750%, dated 1/31/1995, due 2/1/1995                        8,000,000
8,000,000
 90,000,000                     90,000,000    Nationsbank of North Carolina N.A., 5.820%,
                                              dated 1/31/1995, due 2/1/1995                  90,000,000
90,000,000
              37,000,000        37,000,000    Nomura Securities, International, Inc.,
                                              5.850%, dated 1/31/1995, due 2/1/1995                       37,000,000
37,000,000
 20,500,000                     20,500,000    State Street Bank and Trust Co., Boston,
                                              MA, 5.820%, dated 1/31/1995, due 2/1/1995      20,500,000
20,500,000
                                                 Total Repurchase Agreements              1,088,500,000   77,000,000
1,165,500,000
                                                 Total Investments, at amortized cost(b) $2,511,577,743 $185,859,532
$2,697,437,275

* Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

**  Current rate and next reset date shown.

*** Repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in repurchase agreements of Prime
Obligations Fund are through participation in joint accounts with other Federated Funds.

(a) Restricted Securities-Investments in Securities not registered under the Securities Act of 1933. At the end of the period, these securities amounted to $74,700,000 which represents 3.2% of net assets.

(b)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($2,691,226,641) at
       January 31, 1995

The following abbreviation is used throughout this portfolio:

LOC       --Letter of Credit

(See Notes which are an integral part of the Financial Statements.)


Prime Obligations Fund
Pacific Horizon Prime Value Fund
Pro Forma Combining Statement of Assets and Liabilities
July 31, 1994 (unaudited)
                                                                                      Pacific
                                                                      Prime           Horizon
                                                                   Obligations      Prime Value        Pro Forma         Pro
Forma
                                                                      Fund              Fund          Adjustments
Combined
Assets:
Investments in other securities                                 $1,085,652,144     $  827,581,229
$1,913,233,373
Investments in repurchase agreements                               184,350,000        227,317,000
411,667,000
   Total investments, at amortized cost and value                1,270,002,144      1,054,898,229
2,324,900,373
Cash                                                                         0                615
615
Interest receivable                                                  3,014,604          1,170,576
4,185,180
Deferred expenses                                                          790             45,988
46,778
   Total assets                                                  1,273,017,538      1,056,115,408
2,329,132,946
Liabilities:
Advisory fees payable                                                        0             32,703
32,703
Administration fees payable                                                  0             32,703
32,703
Payable to Bank                                                      8,404,957                  0
8,404,957
Dividends payable                                                    3,942,438          2,986,752
6,929,190
Payable for Fund shares redeemed                                         3,693                  0
3,693
Accrued expenses                                                       299,979             77,451
377,430
   Total liabilities                                                12,651,067          3,129,609
15,780,676
Net Assets                                                      $1,260,366,471     $1,052,985,799
$2,313,352,270
Net Assets:
Institutional Shares                                            $1,250,979,261            --          1,052,985,799
$2,303,965,060
Institutional Service Shares                                    $    9,387,210            --                           $
9,387,210
Pacific Horizon Shares                                               --              $106,124,053      (106,124,053)
0
Horizon Shares                                                       --              $946,861,746      (946,861,746)
0
Shares Outstanding:
Institutional Shares                                             1,250,979,261            --          1,053,279,259
2,304,258,520
Institutional Service Shares                                         9,387,210            --
9,387,210
Pacific Horizon Shares                                               --               106,153,629      (106,153,629)
0
Horizon Shares                                                       --               947,125,630      (947,125,630)
0
Net Asset Value, Offering Price, and
   Redemption Proceeds Per Share:                                      $ 1.00             $ 1.00
$ 1.00

(See Notes to Pro Forma Financial Statements)

Prime Obligations Fund
Pacific Horizon Prime Value Fund
Pro Forma Combining Statement of Assets and Liabilities
January 31, 1995 (unaudited)
                                                                                      Pacific
                                                                      Prime           Horizon
                                                                   Obligations      Prime Value        Pro Forma         Pro
Forma
                                                                      Fund              Fund          Adjustments
Combined
Assets:
Investments in repurchase agreements                            $1,088,500,000     $   77,000,000
$1,165,500,000
Investments in other securities                                  1,423,077,743        108,859,532
1,531,937,275
   Total investments, at amortized cost and value                2,511,577,743        185,859,532
2,697,437,275
Cash                                                                         0                185
185
Interest receivable                                                  2,937,444            327,512
3,264,956
Receivable from Adviser                                                      0             34,912
34,912
Receivable for shares sold                                              39,237                  0
39,237
Deferred expenses                                                            0             49,193
49,193
   Total assets                                                  2,514,554,424        186,271,334
2,700,825,758
Liabilities:
Dividends payable                                                            0            866,472
866,472
Income distribution payable                                          8,317,966                  0
8,317,966
Accrued expenses                                                        43,401             65,681
109,082
Payable to Bank                                                        305,597                  0
305,597
   Total liabilities                                                 8,666,964            932,153
9,599,117
Net Assets                                                      $2,505,887,460       $185,339,181
$2,691,226,641
Net Assets:
Institutional Shares                                            $2,348,306,099            --            185,339,181
$2,533,645,280
Institutional Service Shares                                    $  157,581,361            --                           $
157,581,361
Pacific Horizon Shares                                               --              $ 70,548,544      ( 70,548,544)
0
Horizon Shares                                                       --              $114,790,637      (114,790,637)
0
Shares Outstanding:
Institutional Shares                                             2,348,306,099            --            185,633,178
2,533,939,277
Institutional Service Shares                                       157,581,361            --
157,581,361
Pacific Horizon Shares                                               --                70,823,680      ( 70,823,680)
0
Horizon Shares                                                       --               114,809,498      (114,809,498)
0
Net Asset Value, Offering Price, and
   Redemption Proceeds Per Share:                                      $ 1.00             $ 1.00
$ 1.00

(See Notes to Pro Forma Financial Statements)

Prime Obligations Fund
Pacific Horizon Prime Value Fund
Pro Forma Combining Statement of Operations
Year Ended July 31, 1994 (unaudited)
                                                               Pacific
                                               Prime           Horizon
                                            Obligations      Prime Value      Pro Forma
Pro Forma
                                               Fund              Fund         Adjustments
Notes     Combined

Investment Income:
Interest                                    $ 43,573,931     $  9,380,419     $         0
$ 52,954,350
Expenses:
Investment advisory fee                        2,368,688          239,168         239,208
(a)         2,847,064
Administrative personnel and services fees
 and portfolio accounting fees                   871,701          239,168         (72,929)
(b)         1,037,940
Custodian fees                                   134,035           58,781         (34,822)
(c)           157,994
Printing and postage                              11,498           62,793         (58,793)
(d)            15,498
Legal fees                                        11,663           67,002         (66,602)
(e)            12,063
Directors'/Trustees' fees                          4,244           29,479         (28,479)
(f)             5,244
Transfer agent and dividend
 disbursing agent fees                            27,001           28,870               0
55,871
Share registration costs                         247,815           19,427               0
267,242
Auditing fees                                     13,145           40,058         (40,058)
(g)            13,145
Other Expenses                                    89,649           39,096         (30,208)
(h)            98,537
Shareholder services fee/management fee -
 Institutional Shares/Pacific Horizon Shares     205,170          447,529        (406,867)
(i)           245,832
Shareholder services fee - Institutional
 Service Shares                                      652                0               0
652
     Total expenses                            3,985,261        1,271,371        (499,550)
4,757,082
Deduct-
   Waiver of investment advisory fee/
    expense reimbursements                     1,615,921          820,324        (526,878)
(a)         1,909,367
 Net expenses                                  2,369,340          451,047          27,328
2,847,715
  Net investment income                       41,204,591        8,929,372         (27,328)
50,106,635
Realized gain/(loss) on Investments                    0         (289,567)              0
(289,567)
Net Increase in Net Assets                   $41,204,591       $8,639,805         (27,328)
$49,817,068

(See legend to the Statement of Operations)

(See Notes to Pro Forma Financial Statements)

Prime Obligations Fund
Pacific Horizon Prime Value Fund
Pro Forma Combining Statement of Operations
Six Months Ended January 31, 1995 (unaudited)
                                                              Pacific
                                             Prime            Horizon
                                             Obligations      Prime Value      Pro Forma                    Pro Forma
                                             Fund             Fund             Adjustments    Notes         Combined

Investment Income:
Interest                                     $47,165,529     $12,131,295       $       0                   $59,296,824
Expenses:
Investment advisory fee                        1,767,789         245,821        245,821       (a)            2,259,431
Administrative personnel and services fees
   and portfolio accounting fees                 778,458         245,821        (46,843)      (b)              977,436
Custodian fees                                    85,117          50,256        (32,385)      (c)              102,988
Transfer agent and dividend disbursing agent
 fees                                             27,249          13,774              0                         41,023
Printing and postage                               5,250          20,784        (18,784)      (d)                7,250
Legal fees                                        11,158          23,137        (23,137)      (e)               11,158
Directors'/Trustees' fees                          7,000          11,534        (11,034)      (f)                7,500
Auditing fees                                      6,375          18,295        (18,295)      (g)                6,375
Other Expenses                                    35,845          33,955        (30,726)      (h)               39,074
Shareholder Service fees -
 Institutional Service Shares                    115,646               0              0                        115,646
Shareholder Service fees/management fee -
 Institutional Shares/Pacific Horizon Shares           0         124,526       (124,526)      (i)                    0
Share registration costs                         194,606           8,003              0                        202,609
     Total expenses                            3,034,493         795,906        (59,909)                     3,770,490
Deduct-
   Waiver of investment advisory fee/expense
   reimbursements                              1,150,753         216,934         27,421       (a)            1,395,108
     Net expenses                              1,883,740         578,972        (87,330)                     2,375,382
          Net investment income               45,281,789      11,552,323         87,330                     56,921,442
Net realized gain/(loss) on investments                0           (537)              0                          (537)
Net Increase in Net Assets                   $45,281,789     $11,551,786       $ 87,330                    $56,920,905

(See legend to the Statement of Operations)
(See Notes to Pro Forma Financial Statements)



                   PRIME OBLIGATIONS FUND
              PACIFIC HORIZON PRIME VALUE FUND
   PRO FORMA COMBINING STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED JULY 31, 1994 AND SIX MONTHS ENDED JANUARY 31, 1995
                         (UNAUDITED)


(a)  Federated Management, Prime Obligations Fund's investment
Advisor is entitled to receive for its services an annual investment advisory fee equal to 0.20% of the Prime Obligations
Fund's average daily assets. The advisor may voluntarily choose to waive a portion of its fee. The advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

(b) Administrative personnel and services fees for the combined fund would be charged an annual rate of 0.15 of 1% on the first $250 million of average aggregate daily net assets of the Trust;
0.125 of 1% on the next $250 million; 0.10 of 1% on the next $250 million; and 0.075 of 1% on the average aggregate daily net assets of the Trust in excess of $750 million, subject to a $125,000 per portfolio and $30,000 per each additional class of shares.

(c) State Street Bank and Trust Company is custodian for the securities and cash of the Fund. The custodian fee is based on a percentage of assets, plus out-of-pocket expenses.

(d) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(e) Legal expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(f) Director expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(g)  Adjustment to reflect audit charge for one portfolio only.

(h) Other expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(i) The Institutional Shares has a Shareholder Services Plan under which it may pay Federated Shareholder Services, an affiliate of Federated Investors, an amount not to exceed .25 of 1% of the average daily net asset value of the Institutional Shares. The distributor may voluntary chose to waive a portion of its fee.

                   Prime Obligations Fund
              Pacific Horizon Prime Value Fund
     Notes to Pro Forma Financial Statements (Unaudited)

1.   Basis of Combination

     The unaudited Pro Forma Combining Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations ("Pro Forma Financial Statements") reflect the accounts of Prime Obligations Fund and Pacific Horizon Prime Value Fund (collectively, the "Funds") for the year ended July 31, 1994 and for the six months ended January 31, 1995. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 1994 and for the six months ended January 31, 1995.

     The Pro Forma Combining Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each Fund.

     The Pro Forma Financial Statements give effect to the proposed transfer of the assets of Pacific Horizon Prime Value Fund in exchange for shares of Prime Obligations Fund. Under generally accepted accounting principles, Prime Obligations Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

     The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory and administration fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

     For the fiscal year ended July 31, 1994, and January 31, 1995, the Prime Obligations Fund and Pacific Horizon Prime Value Fund paid investment advisory fees computed at the annual rate of .20% for Prime Obligations Fund and .10% of the Fund's net assets for the Pacific Horizon Prime Value Fund.

     The advisor and administrator may voluntarily choose to waive a portion of their fees and reimburse certain operating expenses of Prime Obligations Fund and Pacific
     Horizon Prime Value Fund.

        Bank of America, the investment adviser to the Prime Value Fund, will bear the legal costs of the reorganization (i.e., the preparation of the prospectus/proxy statement, closing documents, and shareholder meeting material) and the proxy solictation.

     2.   Shares of Beneficial Interest

     The Pro Forma net asset value per share assumes the issuance of 1,260,366,471 and 2,505,887,460 shares of Prime
     Obligations (1,053,279,259 and 185,633,178 shares from
     Pacific Horizon Prime Value Fund) which would have been issued at July 31, 1994 and January 31, 1995, in connection with proposed reorganization.


   ^
[FOOTERS]



PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Prime Obligations Fund (the "Fund"). The report covers the six-month period ended January 31, 1995. It begins with the Fund's Investment Review, followed by Financial Statements which include the Portfolio of Investments. In addition, separate Financial Highlights tables have been included for both classes of shares of the Fund ("Institutional Shares" and "Institutional Service Shares").

The Fund pursues current income consistent with stability of principal through a diversified portfolio of short-term, high quality money market securities. In addition, you have daily access to your money.

During the six-month reporting period, dividends paid to holders of Institutional Shares totaled $42.8 million, or $0.03 per share. For the same period, dividends paid to holders of Institutional Service Shares totaled $2.4 million, or $0.02 per share. At the end of the period, net assets stood at $2.5 billion.

Thank you for your confidence in the Fund. We welcome your questions and comments.

Sincerely,

J. Christopher Donahue
President
March 15, 1995

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Prime Obligations Fund (the "Fund") invests primarily in money market instruments maturing in thirteen months or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in the highest short-term rating category by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

During the reporting period, the Federal Reserve Board (the "Fed") continued its restrictive interest rate stance. The Fed tightened monetary policy by increasing the Federal Funds target rate from 4.25% to 5.50% over the period. Despite the continued low inflationary environment, solid economic growth, growing employment rolls and capacity constraints would point toward another increase to the targeted Federal Funds rate early in 1995.

The target average maturity range for the Fund has remained in its current 30-40 day range throughout the reporting time period. This reflects management's continuing bias that the money market yield curve is fairly steep, and value can be obtained through both structure as well as by stepping out the curve a bit. In structuring the Fund, there is continued emphasis placed on positioning 25% to 30% of the Fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

Being on the shorter end of the average maturity spectrum has proven to be helpful over the reporting period. The Fed has raised short-term rates two times since July 31, 1994. Despite the fact that the Consumer Price Index and the Producer Price Index indicate moderate inflationary levels, the Fed continues to fight "inflation expectations".

During the six months ended January 31, 1995, the net assets of the Fund increased from $1.3 billion to $2.5 billion, while the 7-day yield for Institutional Shares and Institutional Service Shares increased from 4.30% to 5.76% and from 4.08% to 5.51%, respectively.* The effective average maturity of the Fund on January 31 was 30 days.

*Performance quoted represents past performance and is not indicative of future results. Yield will vary.

PRIME OBLIGATIONS FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
*COMMERCIAL PAPER--40.1%
----------------------------------------------------------------------------------------------
                BANKING--7.2%
                ------------------------------------------------------------------------------
$    6,000,000  Abbey National N.A. Corp., (Guaranteed by Abbey National Bank PLC, London),
                6.017%, 5/9/1995                                                                $      5,905,587
                ------------------------------------------------------------------------------
    27,000,000  Bank of Nova Scotia, Toronto, 5.869%, 4/25/1995                                       26,645,175
                ------------------------------------------------------------------------------
    14,000,000  Canadian Imperial Holdings, Inc., (Guaranteed by Canadian
                Imperial Bank of Commerce, Toronto), 5.246%-6.093%,
                2/24/1995-3/2/1995                                                                    13,946,508
                ------------------------------------------------------------------------------
    24,700,000  City of Cleveland, (Union Bank of Switzerland, Zurich LOC), 6.250%, 2/6/1995          24,700,000
                ------------------------------------------------------------------------------
    29,000,000  Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG, Frankfurt),
                5.583%-6.708%, 3/30/1995-7/3/1995                                                     28,656,438
                ------------------------------------------------------------------------------
    25,418,000  Queensland Alumina Ltd., (Credit Suisse, Zurich LOC),
                6.269%-6.302%, 4/13/1995-4/21/1995                                                    25,087,813
                ------------------------------------------------------------------------------
     8,000,000  Royal Bank of Canada, Montreal, (Guaranteed by Royal Bank of Canada), 6.134%,
                4/28/1995                                                                              7,884,760
                ------------------------------------------------------------------------------
    18,000,000  Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto-Dominion Bank),
                5.203%-5.219%, 3/8/1995-3/9/1995                                                      17,909,314
                ------------------------------------------------------------------------------
    30,000,000  UBS Finance (Delaware), Inc., (Guaranteed by Union Bank of Switzerland,
                Zurich), 5.831%, 2/1/1995                                                             30,000,000
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                180,735,595
                ------------------------------------------------------------------------------  ----------------
                DIVERSIFIED--2.4%
                ------------------------------------------------------------------------------
    62,000,000  Rockwell International Corp., 6.819%-6.824%, 6/2/1995-6/6/1995                        60,606,300
                ------------------------------------------------------------------------------  ----------------
                FINANCE-COMMERCIAL--16.5%
                ------------------------------------------------------------------------------
    83,500,000  Asset Securitization Cooperative Corp., 5.734%-6.219%,
                2/10/1995-4/28/1995                                                                   82,982,257
                ------------------------------------------------------------------------------
    44,500,000  Beta Finance, Inc., 5.340%-6.746%, 3/13/1995-6/27/1995                                44,081,347
                ------------------------------------------------------------------------------
    34,000,000  CIESCO, Inc., 5.235%-6.262%, 2/9/1995-5/3/1995                                        33,543,504
                ------------------------------------------------------------------------------
    50,000,000  CIT Group Holdings, Inc., 5.782%, 2/9/1995                                            49,936,111
                ------------------------------------------------------------------------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
*COMMERCIAL PAPER--CONTINUED
----------------------------------------------------------------------------------------------
                FINANCE-COMMERCIAL--CONTINUED
                ------------------------------------------------------------------------------
$   13,400,000  Corporate Asset Funding Co., Inc. (CAFCO), 5.132%-6.677%,
                2/2/1995-7/26/1995                                                              $     13,203,678
                ------------------------------------------------------------------------------
   127,000,000  General Electric Capital Corp., 5.629%-6.718%, 4/6/1995-7/17/1995                    124,808,948
                ------------------------------------------------------------------------------
    66,000,000  Sheffield Receivables Corp., 6.253%-6.273%, 5/1/1995-5/2/1995                         64,989,499
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                413,545,344
                ------------------------------------------------------------------------------  ----------------
                FINANCE-RETAIL--11.7%
                ------------------------------------------------------------------------------
    25,000,000  American General Finance Corp., 5.851%, 2/1/1995                                      25,000,000
                ------------------------------------------------------------------------------
    60,000,000  Associates Corp. of North America, 5.831%-6.404%,
                2/1/1995-4/7/1995                                                                     59,601,875
                ------------------------------------------------------------------------------
    53,700,000  Ford Credit Receivables Funding, Inc., 5.883%-6.270%,
                2/23/1995-5/4/1995                                                                    53,091,057
                ------------------------------------------------------------------------------
   152,000,000  New Center Asset Trust, A1+/P1 Series, 5.209%-6.824%,
                2/17/1995-7/21/1995                                                                  149,359,177
                ------------------------------------------------------------------------------
     6,000,000  Norwest Financial Corp., 6.255%, 4/27/1995                                             5,912,875
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                292,964,984
                ------------------------------------------------------------------------------  ----------------
                INSURANCE--2.2%
                ------------------------------------------------------------------------------
    43,789,000  Prospect Street Senior Portfolio, L.P., (Guaranteed by Financial Security
                Assurance, Inc.), 5.234%-6.880%, 2/2/1995-7/19/1995                                   43,033,839
                ------------------------------------------------------------------------------
    13,000,000  Prudential Funding Corp., 6.030%, 5/11/1995                                           12,790,863
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                 55,824,702
                ------------------------------------------------------------------------------  ----------------
                TOTAL COMMERCIAL PAPER                                                             1,003,676,925
                ------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--1.1%
----------------------------------------------------------------------------------------------
                BANKING--1.1%
                ------------------------------------------------------------------------------
    28,000,000  (a)SMM Trust Series 1994-H, (Guaranteed by Morgan Guaranty Trust Co., NY),
                6.034%, 2/22/1995                                                                     27,995,249
                ------------------------------------------------------------------------------  ----------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
**VARIABLE RATE INSTRUMENTS--15.6%
----------------------------------------------------------------------------------------------
                BANKING--8.9%
                ------------------------------------------------------------------------------
$    4,045,000  500 South Front St. L.P., Series A, (Huntington National Bank, Columbus, OH
                LOC), 6.360%, 2/2/1995                                                          $      4,045,000
                ------------------------------------------------------------------------------
     6,500,000  500 South Front St. L.P., Series B, (Huntington National Bank, Columbus, OH
                LOC), 6.360%, 2/2/1995                                                                 6,500,000
                ------------------------------------------------------------------------------
    12,064,000  Adesa Funding Corp., (Bank One, Indianapolis, IN LOC), 6.220%, 2/2/1995               12,064,000
                ------------------------------------------------------------------------------
     8,610,000  Alexandria Executive Club L.P., (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/2/1995                                                                       8,610,000
                ------------------------------------------------------------------------------
    16,900,000  Beverly California Corp., (PNC Bank, N.A. LOC), 6.304%, 2/6/1995                      16,900,000
                ------------------------------------------------------------------------------
     1,642,790  Bowling Green Manor L.P., (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/2/1995                                                                       1,642,790
                ------------------------------------------------------------------------------
    17,400,000  CMH Funding, (Huntington National Bank, Columbus, OH LOC), 7.040%, 7/3/1995           17,400,000
                ------------------------------------------------------------------------------
    22,105,000  Capital One Funding Corp., (Bank One, Cleveland, N.A. LOC), 6.560%, 2/2/1995          22,105,000
                ------------------------------------------------------------------------------
     1,062,337  Clyde Manor L.P., (Huntington National Bank, Columbus, OH LOC), 6.360%,
                2/2/1995                                                                               1,062,337
                ------------------------------------------------------------------------------
     4,020,000  Eastwinds Investment, Ltd., (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/2/1995                                                                       4,020,000
                ------------------------------------------------------------------------------
     2,485,000  Grote Family L.P., (Huntington National Bank, Columbus, OH LOC), 6.360%,
                2/2/1995                                                                               2,485,000
                ------------------------------------------------------------------------------
     5,000,000  Hunt Club Apartments, Inc., (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/1/1995                                                                       5,000,000
                ------------------------------------------------------------------------------
     4,500,000  Kokosing Construction Co., Inc., (National City Bank, Cleveland, OH LOC),
                6.200%, 2/1/1995                                                                       4,500,000
                ------------------------------------------------------------------------------
     8,600,000  Mississippi Business Finance Corp., (Comercia Bank, Detroit, MI LOC), 6.360%,
                2/2/1995                                                                               8,600,000
                ------------------------------------------------------------------------------
     5,000,000  Olen Corp., (National City Bank, Cleveland, OH LOC), 6.20%,
                2/1/1995                                                                               5,000,000
                ------------------------------------------------------------------------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
**VARIABLE RATE INSTRUMENTS--CONTINUED
----------------------------------------------------------------------------------------------
                BANKING--CONTINUED
                ------------------------------------------------------------------------------
$   29,000,000  PHH/CFC Leasing, Inc., (Banque Nationale de Paris LOC), 6.320%, 2/1/1995        $     29,000,000
                ------------------------------------------------------------------------------
     2,350,000  Ramsey Real Estate Enterprises, (National City Bank, Kentucky LOC), 6.200%,
                2/2/1995                                                                               2,350,000
                ------------------------------------------------------------------------------
     7,900,000  Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/2/1995                                                                       7,900,000
                ------------------------------------------------------------------------------
    13,450,000  Rooker, J.W., (Wachovia Bank of Georgia NA, Atlanta LOC), 6.339%, 2/1/1995            13,450,000
                ------------------------------------------------------------------------------
    20,000,000  (a)SMM Trust 1994-B, (Guaranteed by Morgan Guaranty Trust Co., NY), 5.892%,
                2/11/1995                                                                             19,994,010
                ------------------------------------------------------------------------------
     7,040,000  Shenandoah Partners L.P., (Huntington National Bank, Columbus, OH LOC),
                6.360%, 2/2/1995                                                                       7,040,000
                ------------------------------------------------------------------------------
     6,100,000  State Industrial Development Authority (Alabama) Miltope Project, Series 1994,
                (First Alabama Bank, Birmingham LOC), 6.610%, 2/2/1995                                 6,100,000
                ------------------------------------------------------------------------------
     3,526,000  Vista Funding Corp., (Bank One, Akron, N.A. LOC), 6.220%,
                2/2/1995                                                                               3,526,000
                ------------------------------------------------------------------------------
     6,678,000  Vista Funding Corp., (Fifth Third Bank of Northwestern OH LOC), 6.360%,
                2/2/1995                                                                               6,678,000
                ------------------------------------------------------------------------------
     1,011,431  Wauseon Manor II L.P., (Huntington National Bank, Columbus, OH LOC), 6.360%,
                2/2/1995                                                                               1,011,431
                ------------------------------------------------------------------------------
     3,775,000  Wexner Heritage House, (Huntington National Bank, Columbus, OH LOC), 6.360%,
                2/2/1995                                                                               3,775,000
                ------------------------------------------------------------------------------
     2,500,000  YMCA of Central, OH, (Huntington National Bank, Columbus, OH LOC), 6.360%,
                2/2/1995                                                                               2,500,000
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                223,258,568
                ------------------------------------------------------------------------------  ----------------
                ELECTRICAL EQUIPMENT--1.7%
                ------------------------------------------------------------------------------
    13,058,538  GS Funding Corp., (Guaranteed by General Electric Co.), 6.304%, 2/6/1995              13,058,537
                ------------------------------------------------------------------------------
     6,000,000  Lauda Air, (Guaranteed by General Electric Co.), 6.337%, 2/1/1995                      6,000,000
                ------------------------------------------------------------------------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
**VARIABLE RATE INSTRUMENTS--CONTINUED
----------------------------------------------------------------------------------------------
                ELECTRICAL EQUIPMENT--CONTINUED
                ------------------------------------------------------------------------------
$   25,388,464  Northwest Airlines, Inc., (Guaranteed by General Electric Co.), 6.337%,
                2/6/1995                                                                        $     25,388,464
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                 44,447,001
                ------------------------------------------------------------------------------  ----------------
                FINANCE-AUTOMOTIVE--2.9%
                ------------------------------------------------------------------------------
    32,000,000  Carco Auto Loan Master Trust, Series 1993-2, 5.791%, 2/15/1995                        32,000,000
                ------------------------------------------------------------------------------
    40,000,000  Money Market Auto Loan Trust, 5.896%, 2/15/1995                                       40,000,000
                ------------------------------------------------------------------------------  ----------------
                Total                                                                                 72,000,000
                ------------------------------------------------------------------------------  ----------------
                INSURANCE--1.0%
                ------------------------------------------------------------------------------
    25,000,000  (a)Peoples Security Life Insurance, 6.290%, 2/1/1995                                  25,000,000
                ------------------------------------------------------------------------------  ----------------
                MUNICIPAL--1.1 %
                ------------------------------------------------------------------------------
    26,700,000  (a)City of Columbus, Ohio, 6.610%, 2/2/1995                                           26,700,000
                ------------------------------------------------------------------------------  ----------------
                TOTAL VARIABLE RATE INSTRUMENTS                                                      391,405,569
                ------------------------------------------------------------------------------  ----------------
***REPURCHASE AGREEMENTS--43.4%
----------------------------------------------------------------------------------------------
   130,000,000  Chase Securities, Inc., 5.800%, dated 1/31/1995, due 2/1/1995                        130,000,000
                ------------------------------------------------------------------------------
   218,000,000  Chemical Banking Corp., 5.820%, dated 1/31/1995, due 2/1/1995                        218,000,000
                ------------------------------------------------------------------------------
   250,000,000  First Chicago Capital Markets, Inc., 5.820%, dated 1/31/1995,
                due 2/1/1995                                                                         250,000,000
                ------------------------------------------------------------------------------
   130,000,000  Fuji Government Securities, Inc., 5.820%, dated 1/31/1995,
                due 2/1/1995                                                                         130,000,000
                ------------------------------------------------------------------------------
   250,000,000  Lehman Government Securities, Inc., 5.830%, dated 1/31/1995,
                due 2/1/1995                                                                         250,000,000
                ------------------------------------------------------------------------------
    90,000,000  Nationsbank of North Carolina N.A., 5.820%, dated 1/31/1995,
                due 2/1/1995                                                                          90,000,000
                ------------------------------------------------------------------------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                           VALUE
--------------  ------------------------------------------------------------------------------  ----------------
***REPURCHASE AGREEMENTS--CONTINUED
----------------------------------------------------------------------------------------------
$   20,500,000  State Street Bank and Trust Co., Boston, MA, 5.820%,
                dated 1/31/1995, due 2/1/1995                                                   $     20,500,000
                ------------------------------------------------------------------------------  ----------------
                TOTAL REPURCHASE AGREEMENTS                                                        1,088,500,000
                ------------------------------------------------------------------------------  ----------------
                TOTAL INVESTMENTS, AT AMORTIZED COST                                            $  2,511,577,743+
                ------------------------------------------------------------------------------  ----------------

  * Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

 ** Current rate and next reset date shown.

*** Repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (a) Restricted Securities.

  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($2,505,887,460) at January 31, 1995.

The following abbreviation is used throughout this portfolio:

LOC--Letter of Credit

(See Notes which are an integral part of the Financial Statements.)

PRIME OBLIGATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------------------------------
Investments in repurchase agreements                                           $  1,088,500,000
-----------------------------------------------------------------------------
Investments in securities                                                         1,423,077,743
-----------------------------------------------------------------------------  ----------------
     Total investments, at amortized cost and value                                              $  2,511,577,743
-----------------------------------------------------------------------------------------------
Income receivable                                                                                       2,937,444
-----------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 39,237
-----------------------------------------------------------------------------------------------  ----------------
     Total assets                                                                                   2,514,554,424
-----------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------------
Income distribution payable                                                           8,317,966
-----------------------------------------------------------------------------
Accrued expenses                                                                         43,401
-----------------------------------------------------------------------------
Payable to Bank                                                                         305,597
-----------------------------------------------------------------------------  ----------------
     Total liabilities                                                                                  8,666,964
-----------------------------------------------------------------------------------------------  ----------------
NET ASSETS for 2,505,887,460 shares outstanding                                                  $  2,505,887,460
-----------------------------------------------------------------------------------------------  ----------------
NET ASSETS VALUE, Offering Price and Redemption Proceeds Per Share:
-----------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------------
($2,348,306,099 / 2,348,306,099 shares outstanding)                                                         $1.00
-----------------------------------------------------------------------------------------------  ----------------
INSTITUTIONAL SERVICE SHARES:
-----------------------------------------------------------------------------------------------
($157,581,361 / 157,581,361 shares outstanding)                                                             $1.00
-----------------------------------------------------------------------------------------------  ----------------

(See Notes which are an integral part of the Financial Statements)


PRIME OBLIGATIONS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Interest                                                                                             $  47,165,529
---------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                                $  1,767,789
-------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   669,108
-------------------------------------------------------------------------------------
Custodian fees                                                                               85,117
-------------------------------------------------------------------------------------
Transfer agent and dividend disbursing agent fees and expenses                               27,249
-------------------------------------------------------------------------------------
Trustees' fees                                                                                7,000
-------------------------------------------------------------------------------------
Auditing fees                                                                                 6,375
-------------------------------------------------------------------------------------
Legal fees                                                                                   11,158
-------------------------------------------------------------------------------------
Portfolio accounting fees                                                                   109,350
-------------------------------------------------------------------------------------
Institutional Service Shares--Shareholder services fee                                      115,646
-------------------------------------------------------------------------------------
Share registration costs                                                                    194,606
-------------------------------------------------------------------------------------
Printing and postage                                                                          5,250
-------------------------------------------------------------------------------------
Insurance premiums                                                                           16,380
-------------------------------------------------------------------------------------
Taxes                                                                                        10,515
-------------------------------------------------------------------------------------
Miscellaneous                                                                                 8,950
-------------------------------------------------------------------------------------  ------------
     Total expenses                                                                       3,034,493
-------------------------------------------------------------------------------------
Deduct--Waiver of investment advisory fee                                                 1,150,753
-------------------------------------------------------------------------------------  ------------
     Net expenses                                                                                        1,883,740
---------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                      $  45,281,789
---------------------------------------------------------------------------------------------------  -------------

(See Notes which are an integral part of the Financial Statements)


PRIME OBLIGATIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                             JANUARY 31, 1995      YEAR ENDED
                                                                               (UNAUDITED)        JULY 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------------
Net investment income                                                       $       45,281,789  $      41,204,591
--------------------------------------------------------------------------  ------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------------
Institutional Shares--Distributions from net
investment income                                                                  (42,846,135)       (41,183,125)
--------------------------------------------------------------------------
Institutional Service Shares--Distributions from net
investment income                                                                   (2,435,654)           (21,466)
--------------------------------------------------------------------------  ------------------  -----------------
     Change in net assets resulting from
     distributions to shareholders                                                 (45,281,789)       (41,204,591)
--------------------------------------------------------------------------  ------------------  -----------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------------
Proceeds from sale of Shares                                                    13,741,680,250      8,598,402,134
--------------------------------------------------------------------------
Net asset value of Shares issued to shareholders in
payment of distributions declared                                                   12,692,842          6,605,494
--------------------------------------------------------------------------
Cost of Shares redeemed                                                        (12,508,852,103)    (8,442,800,343)
--------------------------------------------------------------------------  ------------------  -----------------
     Change in net assets resulting from share
     transactions                                                                1,245,520,989        162,207,285
--------------------------------------------------------------------------  ------------------  -----------------
          Change in net assets                                                   1,245,520,989        162,207,285
--------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------
Beginning of period                                                              1,260,366,471      1,098,159,186
--------------------------------------------------------------------------  ------------------  -----------------
End of period                                                               $    2,505,887,460  $   1,260,366,471
--------------------------------------------------------------------------  ------------------  -----------------

(See Notes which are an integral part of the Financial Statements)


PRIME OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED
                                                       JANUARY 31,
                                                          1995                         YEAR ENDED JULY 31,
                                                       (UNAUDITED)     1994       1993       1992       1991       1990(A)
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00         $1.00      $1.00      $1.00      $1.00       $1.00
----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------
  Net investment income                                  0.03         0.03       0.03       0.05       0.07         0.03
----------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------
  Distributions from net investment income              (0.03)       (0.03)     (0.03)     (0.05)     (0.07)       (0.03)
----------------------------------------------------   ------        -----      -----      -----      -----        -----
NET ASSET VALUE, END OF PERIOD                          $1.00         $1.00      $1.00      $1.00      $1.00       $1.00
----------------------------------------------------   ------        -----      -----      -----      -----        -----
TOTAL RETURN (B)                                         2.58%        3.47%      3.25%      4.74%      7.30%        2.89%
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------
  Expenses                                               0.20%(c)      0.20%      0.20%      0.20%      0.20%        0.20%(c)
----------------------------------------------------
  Net investment income                                  5.12%(c)      3.47%      3.20%      4.53%      6.54%        8.21%(c)
----------------------------------------------------
  Expense waiver/reimbursement (d)                       0.13%(c)      0.14%      0.09%      0.10%      0.24%        0.68%(c)
----------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------
  NET ASSETS, END OF PERIOD (000 OMITTED)          $2,348,306    $1,250,979 $1,098,159   $917,418    $473,593     $34,777
----------------------------------------------------

(a) Reflects operations for the period from March 26, 1990 (date of initial public investment) to July 31, 1990.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


PRIME OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                      JANUARY 31,      YEAR ENDED
                                                                                         1995           JULY 31,
                                                                                      (UNAUDITED)       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $    1.00       $     1.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment income                                                                     0.02            0.003
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------
Distributions from net investment income                                                   (0.02)          (0.003)
----------------------------------------------------------------------------------       -------     --------------
NET ASSET VALUE, END OF PERIOD                                                         $    1.00       $     1.00
----------------------------------------------------------------------------------       -------     --------------
TOTAL RETURN (B)                                                                            2.45%            0.30%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
  Expenses                                                                                  0.45%(c)         0.34%(c)
----------------------------------------------------------------------------------
  Net investment income                                                                     5.27%(c)         4.68%(c)
----------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                          0.13%(c)         0.14%(c)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                               $157,581           $9,387
----------------------------------------------------------------------------------

(a) Reflects operations for the period from July 5, 1994 (date of initial public offering) to July 31, 1994.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This volunatry expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PRIME OBLIGATIONS FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1995
(UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of 5 diversified portfolios. The financial statements presented herein present only those of Prime Obligations Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers 2 classes of shares; Institutional Shares and Institutional Service Shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discounts, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940. Additional information on each restricted security held at January 31, 1995 is as follows:

                                                                                ACQUISITION         ACQUISITION
     SECURITY                                                                       DATE                COST
     Peoples Security Life Insurance                                              7/11/94             25,000,000
     City of Columbus                                                             1/30/95             26,700,000
     SMM Trust Series 1994-H                                                11/22/94 - 12/29/94       28,000,000
     SMM Trust Series 1994-B                                                       9/7/94             20,000,000

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At January 31, 1995, capital paid-in aggregated $2,505,887,460. Transactions in Fund shares were as follows:

                                                                                                       YEAR
                                                                                 SIX MONTHS            ENDED
                                                                                    ENDED            JULY 31,
                            INSTITUTIONAL SHARES                              JANUARY 31, 1995         1994
Shares sold                                                                      12,135,270,589      8,582,784,664
----------------------------------------------------------------------------
Shares issued to shareholders in payment of dividends declared                       12,105,310          6,585,754
----------------------------------------------------------------------------
Shares redeemed                                                                 (11,050,049,062)    (8,436,550,343)
----------------------------------------------------------------------------  -----------------  -----------------
  Net change resulting from Institutional Shares transactions                     1,097,326,837        152,820,075
----------------------------------------------------------------------------  -----------------  -----------------


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                                                       YEAR
                                                                                 SIX MONTHS            ENDED
                                                                                    ENDED            JULY 31,
                        INSTITUTIONAL SERVICE SHARES                          JANUARY 31, 1995         1994*
Shares sold                                                                       1,606,409,661         15,617,470
----------------------------------------------------------------------------
Shares issued to shareholders in payment of dividends declared                          587,532             19,740
----------------------------------------------------------------------------
Shares redeemed                                                                  (1,458,803,041)        (6,250,000)
----------------------------------------------------------------------------  -----------------  -----------------
  Net change resulting from Institutional Service Shares
  transactions                                                                      148,194,152          9,387,210
----------------------------------------------------------------------------  -----------------  -----------------
     Net change resulting from Fund share transactions                            1,245,520,989        162,207,285
----------------------------------------------------------------------------  -----------------  -----------------

*For the period from July 5, 1994 (date of initial public offering) to July 31, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to .20 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with administrative personnel and services. The FAS fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain the shareholder accounts. For the six months ended January 31, 1995, Institutional Shares did not incur a Shareholder Services Fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period plus, out-of-pocket expenses.


PRIME OBLIGATIONS FUND
--------------------------------------------------------------------------------

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Richard B. Fisher
James E. Dowd                                             Vice President
Lawrence D. Ellis, M.D.                                   Edward C. Gonzales
Edward L. Flaherty, Jr.                                   Vice President and Treasurer
Peter E. Madden                                           John W. McGonigle
Gregor F. Meyer                                           Vice President and Secretary
Wesley W. Posvar                                          David M. Taylor
Marjorie P. Smuts                                         Assistant Treasurer
                                                          Jeannette Fisher-Garber
                                                          Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information. PROSPECTUS
July 1, 1995

                     Horizon Shares and
                Horizon Service Shares of the
                      Prime Value Fund
  (An Investment Portfolio Offered by Pacific Horizon Funds,
                                                       Inc.)

                       [--- Unable To Translate Graphic ---]


This Prospectus applies to the Horizon Shares and Horizon
Service Shares of the Pacific Horizon Prime Value Fund (the
"Fund"), a separate, diversified investment portfolio offered by Pacific Horizon Funds, Inc. (the "Company").
Horizon Shares and Horizon Service Shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. The Fund is designed to provide institutions with daily liquidity.

The investment objective of the Fund is to seek high current income and stability of principal. It seeks to achieve this objective by investing substantially all of its assets in U.S. dollar-denominated "money market" instruments such as bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, in addition to obligations issued or guaranteed by U.S. and foreign governmental entities.

Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months (as well as certain U.S. Government obligations with floating or variable interest rates) may have longer maturities.

Bank of America National Trust and Savings Association
("Bank of America") acts as investment adviser to the Fund.
Concord Financial Group, Inc. sponsors the Fund and acts as its distributor and Concord Holding Corporation acts as its administrator, neither of which are affiliated with Bank of America.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. It should be read and retained for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 1, 1995, as it may from time to time be revised, has been filed with the Securities and Exchange Commission and is available to investors upon request and without charge by calling the Fund's distributor at (800) 426-3863. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.
[--- Unable To Translate Graphic ---]


Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates, and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Fund involves investment risks, including the possible loss of principal amount invested.

[--- Unable To Translate Graphic ---]


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Estimated Expense Information

     The following table sets forth certain information regarding shareholder transaction expenses imposed by the Fund and (i) the annual operating expenses the Fund incurred during its last fiscal year with respect to its Horizon Shares and (ii) the estimated annual operating expenses the Fund expects to incur for the current fiscal year with respect to its Horizon Service Shares. Actual expenses may vary. Hypothetical examples based on the table are also shown.

                                            Horizon   Horizon
                                                      Service
                                            Shares    Shares*


              Shareholder Transaction Expenses

Sales Load Imposed on Purchases             None       None
Sales Load Imposed on Reinvested Dividends  None       None
Deferred Sales Load                         None       None
Redemption Fees                             None       None

          Estimated Annual Fund Operating Expenses
           (as a percentage of average net assets)

Management Fees (After Fee Waivers)             .14%
 .14%
All Other Expenses                              .08%
 .33%
   Shareholder Service Payments
 .25%
   Other Expenses                               .08%
 .08%
Total Fund Operating Expenses (After Fee Waivers)
 .22%                                            .47%

 * The Company understands that institutions that enter into agreements ("Shareholder Service Agreements") with the Company ("Shareholder Organizations") under the Company's Shareholder Services Plan (the "Plan") may charge fees to their customers who are the beneficial owners of Horizon Service Shares in connection with their accounts. The Fund's Horizon Service Shares bear fees paid to Shareholder Organizations under the Plan at the annual rate of up to .25% of such Fund's average daily net asset value.

Example                                    1    3     5    10
                                          Yea  Year Year  Years
                                           r    s     s


You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2)redemption at the
end of
  each time period:
  Horizon Shares                            $2    $7  $12    $28
  Horizon Service Shares                    $5   $15  $26    $59

The foregoing Estimated Expense Information and Example are intended to assist investors in Horizon Shares and Horizon Service Shares of the Fund in understanding the expenses of each class. Investors bear these expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. Management Fees consist of an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's net assets. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time.

Absent such waivers and/or reimbursements, it is estimated that the total operating expenses of the Horizon Shares and Horizon Service Shares of the Prime Value Fund would be .28% and .53%, respectively. See "Management of the Fund" for a more complete description of the various expenses referred to above.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS AND
OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING
EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Financial Highlights

The Fund commenced operations on March 16, 1993 by offering a single series of shares known as Pacific Horizon Shares, and on May 16, 1994 began offering Horizon Shares. As of February 28, 1995, no Horizon Service Shares of the Fund had been issued. Pacific Horizon Shares and Horizon Service Shares bear certain fees in excess of those borne by Horizon Shares such that at any given time the yield on the Fund's Horizon Shares will be approximately .25% higher than the yield on its Horizon Service Shares and approximately .32% higher than the yield on its Pacific Horizon Shares. See "Description of Shares" below.

The tables below set forth certain audited information concerning the investment results for:

1) Pacific Horizon Shares of the Fund for the year ended February 28, 1995 and the period March 16, 1993 (commencement of operations) through February 28, 1994, and
2) Horizon Shares of the Fund for the period May 16, 1994 (initial offering of Horizon Shares) to February 28, 1995. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's audited financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding
Throughout Each of the Periods Indicated:
                                     Year Ended   Period Ended
                                     February 28  February 28,
                                       , 1995        1994*
PACIFIC HORIZON SHARES
Net asset value per share, beginning of period$1.00         $1.00

Income from Investment Operations:
 Net investment income                        0.0456         0.0302

Less Dividends:
 Dividends from net investment income        (0.0456)       (0.0302)

Net change in net asset value per share       0.0000         0.0000

Net asset value per share, end of period     $1.00          $1.00

Total return                                  4.66%          3.06%

Ratios/Supplemental Data:
 Net assets, end of period (000)        $77,733       $151,447
 Ratio of expenses to average net assets**    0.21%          0.18%
 Ratio of net investment income to average net assets**      4.32%    3.15%
_______________
* For the period March 16, 1993 (commencement of operations) through February 28, 1994.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.44% for the year ended February 28, 1995 and 0.58% (annualized) for the period ended
     February 28, 1994.

     Annualized.

^    Not annualized.

     Selected Data for a Horizon Share Outstanding
Throughout the Period Indicated.


                                              Period
                                               Ended
                                            February 28
                                              , 1995*
HORIZON SHARES
Net asset value per share, beginning of period     $1.00

Income from Investment Operations:
  Net investment income                             0.0384

Less Dividends from net investment income          (0.0384)

Net change in net asset value per share             0.0000

Net asset value per share, end of period           $1.00

Total return                                        3.91%

Ratios/Supplemental Data:
 Net assets, end of period (000)             $109,605
 Ratio of expenses to average net assets**          0.22%
 Ratio of net investment income to average net assets**
4.56%
_______________

*    For the period May 16, 1994 (initial offering of
     Horizon Shares) through February 28, 1995.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04% (annualized).

     Annualized.

    Not annualized.

Yield Information. From time to time the "yield" or "effective yield" of a series of the Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a series of the Fund refers to the income generated by an investment in the particular series of the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the particular series of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Additionally, the yield of the Fund's series may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Fund's seriesmay be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yield of the Fund's series. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or Shareholder Organizations (defined below) directly to their customer accounts in connection with investments in Fund shares (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the calculations of the yield of the Fund's series.


Investment Objective and Policies

In General. The Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S.dollar-denominated money market instruments. Portfolio securities held by the Fund have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission) from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.) The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments.

In pursuing its investment objective, the Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. In accordance with regulations of the Securities and Exchange Commission, the Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

Assets of the Fund will be invested in dollar-denominated debt securities and the dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. All securities acquired by the Fund will be determined by the adviser, under guidelines established by the Board of Directors of the Company, to present minimal credit risks and will be "First Tier Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. The Appendixto the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the Fund's adviser pursuant to guidelines approved by the Board of Directors.

Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit and bankers' acceptances issued by domestic and foreign banks. Such banks must have total assets at the time of purchase in excess of $1 billion. The
Fund may also make interest-bearing savings deposits in commercial banks in amounts not in excess of 5% of the Fund's total assets.

Commercial Obligations. The Fund may purchase commercial paper, short-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations. These instruments may include Canadian
Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

The Fund may also invest in commercial paper issued in reliance on the so called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below provided that the Board of Directors or the Fund's adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Examples of the types of U.S. Treasury obligations that may be held by the Fund include U.S. Treasury bills and notes, including "stripped" securities (both interest-only and principal-only) issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. "Stripped" U.S. Treasury securities include zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association) or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it were not obligated to do so by law.
Foreign Government Obligations. The Fund may invest in
U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

Asset-Backed Securities. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

Participations. The Fund may purchase from domestic financial institutions participation interests in high quality debt securities. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest is unrated, the adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Company's Board of Directors. The Fund intends only to purchase participations from an entity or syndicate, and does not intend to serve as a co-lender in any participation. For certain participation interests, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund in tends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest might be deemed to be an extension of credit by the Fund to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In such event, the ability of the Fund to obtain repayment might depend on the issuing financial institution.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Fund's custodian, or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value (including accrued interest) will be continuously monitored by the adviser on an ongoing basis.
Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

Reverse Repurchase Agreements. The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the adviser will continuously monitor the account to ensure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repurchase agreement will reduce the Fund's net investment income. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

Variable and Floating Rate Instruments. Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain
U.S. Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Fund are subject to the percentage limitations described below under "Illiquid Investments." The adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Fund invests, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by the Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives the Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Fund's adviser has determined meets the quality standards for the Fund.

The Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

When-Issued Purchases, Forward Commitments and Delayed Settlements. The Fund may purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund's liquidity and the ability of the adviser to manage the Fund's portfolio may be adversely affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Fund's assets. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective.

Securities Lending. To increase income on portfolio securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Government, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

Foreign Investments. Because the Fund may hold securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer.

Illiquid Investments. The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements, securities loans and time deposits that do not provide for payment to the Fund within seven days after notice and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are commercial paper and variable amount master demand notes with maturities of nine months or less or unless the Board or the adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists).

Investment Limitations. The Fund's investment objective is a fundamental policy that may not be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940). The Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental invest men limitations is contained in the Statement of Additional Information.

The Fund may not:

1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the Fund's total assets to be invested in the securities of one or more issuers conducting their principal business activities in any other industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations;
     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

2. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowings. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Prospectus or the Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

Investment Decisions. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of the Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

Management of the Fund

Board of Directors. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

Investment Adviser. Bank of America serves as investment adviser to the Fund. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major
U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America and its affiliates have over $50 billion under management, including over $10billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $7billion of the Fund's net assets, plus .09% of the next $3billion of the Fund's net assets, plus .08% of the Fund's net assets over $10billion. This amount may be reduced pursuant to certain undertakings by Bank of America described below under "Fee Waivers." The Fund paid advisory fees to the Bank of America at an effective annual rate of .07% of the Fund's average net assets for the fiscal year ended February 28, 1995, and Bank of America waived advisory fees at an effective rate of
 .03% of the Fund's average net assets for the same period.

In addition, Bank of America is also entitled to fees under the Company's Shareholder Services Plan described below and may receive fees charged directly to its customers' accounts in connection with investments in Fund shares.

Administrator. Concord Holding Corporation (the "Administrator") serves as the Company's administrator and assists generally in supervising the Fund's operations. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

Under its basic administrative services agreement for the Fund, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of the Fund, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of Fund shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Fund's offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Fund's books and records; and the provision of various services for shareholders who have made a minimum investment of at least $500,000 including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7billion of the Fund's net assets, plus .09% of the next $3billion of the Fund's net assets, plus .08% of the Fund's net assets over $10billion. The Fund paid administration fees to the Administrator at an effective annual rate of .07% of the Fund's average net assets for the fiscal year ended February28, 1995, and the Administrator waived administration fees at an effective annual rate of
 .03% of the Fund's average net assets for the same period.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above e.g. calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

Distributor. Concord Financial Group, Inc. (the
"Distributor") is the principal underwriter and distributor of shares of the Fund. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Fund
(after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Fund's shares for sale to the public.

Custodian and Transfer Agent. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as the Fund's custodian. Concord Financial Services, Inc., a wholly-owned subsidiary of the Administrator located at First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222, serves as transfer agent and dividend disbursing agent for Horizon Shares of the Fund. DST Systems, Inc. ("DST"), 811 Main, Kansas City, Missouri 64105-2005, serves as transfer agent and dividend disbursing agent for Horizon Service Shares of the Fund. Concord Financial Services, Inc. also provides sub-transfer agency services for certain Horizon Service Share accounts. DST Systems, Inc. and Concord Financial Services, Inc. are collectively referred to as the "Transfer Agents." The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to, the Fund's shares.

Fee Waivers. Except as noted in this Prospectus and the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operation. Such fund expenses include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, fees payable to Shareholder Organizations, fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation certain telephone expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, costs of shareholders' reports and corporate meetings and any extraordinary expenses. From time to time during the course of the Fund's fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees and/or assume certain expenses of the Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

Purchase and Redemption of Shares

Purchase Procedures. Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by the Transfer Agents. Purchase orders placed directly with the Transfer Agents without the assistance of a broker-dealer or other person are without charge. Broker-dealers (other than the Fund's distributor) and others who process purchase orders on behalf of customers may charge a fee for their services.

Purchase orders for shares are accepted by the Fund only on a day on which both the Fund's custodian and the New York Stock Exchange
(the "Exchange") are open for business (a "Business Day"), and must be transmitted to the Transfer Agents by telephone c/o the Distributor (800)426-3863 or terminal access. An investment in Horizon Shares and Horizon Service Shares of the Fund automatically entitles the investor to purchase Fund shares, subject to the minimum described below, without charge, by telephone unless they indicate in a written notice to the Transfer Agents that they do not wish to use this telephone privilege.

Purchase orders for the Fund that are received by the Transfer Agents before 12:00noon Eastern time on a Business Day will be executed at such time on that day if payment is received by 4:00p.m. Eastern time on such Business Day. Orders received after 12:00noon Eastern time on a Business Day, and orders for which payment has not been received by 4:00p.m. Eastern time, will not be accepted. The Fund may in its discretion reject any order for shares. Payment for orders which are not received or paid for in a timely manner or are not accepted by the Fund will be returned after prompt notification to the sending institution.

Payment for shares may be made only in federal funds or other funds immediately available to the Transfer Agents.
The minimum initial investment for Horizon Shares and Horizon Service Shares in the Fund is $500,000 (although broker-dealers and other institutional investors may set a higher minimum for their customers) and there is no minimum subsequent investment. The Fund reserves the right to suspend the sale of shares to the public at any time, in response to conditions in the securities markets or otherwise.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account.

Redemption Procedures. Redemption orders for Horizon Shares and Horizon Service Shares must be transmitted to the Transfer Agents by telephone c/o the Distributor or terminal access in the manner described above under "Purchase Procedures." Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agents and endorsed for transfer. While the Fund seeks to maintain its net asset value per share at $1.00 there can be no assurance that it will be able to do so, and the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

Redemption orders submitted directly to the Transfer Agents without the assistance of a broker-dealer or other person, and orders submitted by the Distributor for its own brokerage customers, are processed without charge. Broker-dealers (other than the Distributor) and others who process redemption orders on behalf of their customers may charge a fee for their services.

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agents. Payment for redeemed shares for which a redemption order is received by the Transfer Agents before 12:00noon Eastern time on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after 12:00noon Eastern time on a Business Day is normally made in federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Bank of America to most effectively manage the Fund's portfolio, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agents at least one day in advance of redemptions in excess of $5million. The Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if, in the judgment of the adviser, an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied. An investment in Horizon Shares and Horizon Service Shares of the Fund automatically entitles the investor to redeem shares, without charge, by telephone unless the investor indicates through a written notice to the Transfer Agents that they do not wish to use this telephone privilege. Neither the Fund, the Distributor nor the Transfer Agents will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. The Fund reserves the right to redeem shares in any account at their net asset value if the value of the account is less than $500,000 as a result of redemptions. The shareholder having the account will first be notified in writing that its account has a value of less than $500,000 and will be allowed 60days to make additional investments to bring the value of its account to $500,000 before the redemption is processed by the Fund. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Purchase and Redemption of Shares."

Net Asset Value. The net asset value per share of the Fund is determined on each Business Day as of 12:00noon Eastern time and the close of regular trading hours on the Exchange
(or 4:00p.m. Eastern time if the Exchange is closed). In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of
Shares."

Dividends and Distributions

The shareholders of the Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, the Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc. Prime Value Fund, First and Market Building, 100 First Avenue, Suite300, Pittsburgh, Pennsylvania 15222, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

Taxes

Federal. Management of the Company believes that the Fund qualified for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and it is intended that the Fund will continue to qualify as a regulated investment company as long as such qualification is in the best interest of the Fund's shareholders. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, the Fund contemplates declaring as dividends at least 90% of its investment company taxable income for each taxable year. An investor of the Fund who receives a dividend derived from net investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional Fund shares. Because all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Fund will be eligible for the dividends received deduction for corporations.

Although the Fund anticipates that it will not have net long-term capital gain, any distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders as long-term capital gain regardless of how long the shareholder has held Fund shares.

Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders on December31, if such dividends are paid during January of the following year.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

State and Local. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

Description of Shares

The Company was organized on October27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is classified as diversified under the Investment Company Act of 1940, commenced operations on March16, 1993 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. Horizon Shares were first offered on May16, 1994. As of the date of this Prospectus, no Horizon Service Shares of the Fund have been issued. The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Prime Value Fund: eight billion Horizon Shares, one and one-half billion Horizon Service Shares and one and one-half billion Pacific Horizon Shares. Pacific Horizon Shares of the Fund are described in a separate Prospectus available from the Distributor at the telephone number on the cover page of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate prospectuses available from the Distributor. This Prospectus relates primarily to the Horizon Shares and Horizon Service Shares of the Fund and describes only the investment objective and policies, operations, contracts and other matters relating to such shares.

Each Horizon Share, Horizon Service Share and Pacific Horizon Share in the Fund has a par value of $.001 and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to the Fund and in the net distributable assets of the Fund on liquidation. Holders of the Fund's Horizon Service Shares bear the fees described in the following section that are paid to Shareholder Organizations (including Bank of America, the Administrator and their affiliates) by the Fund under the Company's Shareholder Services Plan. Similarly, holders of the Fund's Pacific Horizon Shares bear the fees described in the prospectus for such shares that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. The fees paid under the Special Management Services Agreement are for services related to investor programs and facilities that are offered in connection with Pacific Horizon Shares. Holders of Horizon Shares are not subject to fees such as those paid under the Shareholder Services Plan or the Special Management Services Agreement. As a result, at any given time, the net yield on the Fund's Horizon Shares is expected to be approximately .25% higher than the yield on the Fund's Horizon Service Shares and approximately
 .32% higher than the yield on its Pacific Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or seriesexcept as otherwise required by law or when class voting is permitted by the Board of Directors. For example, it is contemplated that all shareholders of the Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Horizon Service Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Shareholder Organizations. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and nonassessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

Shareholder Services Plan. The Company has adopted the Plan pursuant to which Horizon Service Shares are sold to Shareholder Organizations that enter into Shareholder Service Agreements with the Company pursuant to the Plan. Such Shareholder Organizations may include Bank of America, the Administrator and their affiliates. The Shareholder Service Agreements require the Shareholder Organizations to provide support services to their customers ("Customers") who are beneficial owners of Horizon Service Shares in return for payment by the Fund of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by Customers of the Shareholder Organizations. Holders of the Fund's Horizon Service Shares will bear all fees paid to Shareholder Organizations for their services with respect to such shares. Such fees are not paid to Shareholder Organizations with respect to the Fund's Horizon Shares or Pacific Horizon Shares.

The services provided by Shareholder Organizations may include the following: aggregating and processing purchase and redemption requests from Customers for Horizon Service
Shares and placing net purchase and redemption orders with the Distributor; providing Customers with a service that invests the assets of their accounts in Horizon Service
Shares pursuant to specific or preauthorized instructions;
processing dividend payments from the Fund on behalf of Customers; providing information periodically to Customers regarding their position in Horizon Service Shares;
arranging for bank wires; responding to Customer inquiries regarding services performed by the Shareholder
Organizations; providing sub-accounting with respect to Horizon Service Shares beneficially owned by Customers or the information necessary for sub-accounting; forwarding shareholder communications from the Fund to Customers; and other similar services if requested by the Fund.

The Fund will accrue payments made pursuant to the Plan daily. The Fund will receive an under taking from each Shareholder Organization waiving a portion of any payment such Organization is entitled to receive pursuant to the Plan to the extent necessary to assure that the payments made pursuant to the Plan which are required to be accrued to the Fund's Horizon Service Shares on any day do not exceed the income to be accrued to such shares on that day.

The Company understands that Shareholder Organizations may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their Customer ac counts. These fees would be in addition to any amounts which may be received by a Shareholder Organization under a Shareholder Service Agreement. Under the terms of the Shareholder Service Agreements, Shareholder Organizations are required to disclose the compensation payable to them by the Company and any other compensation payable by their Customers in connection with the investment of their assets in the Fund. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing their accounts with their Share holder Organizations.

Conflict-of-interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Horizon Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Horizon Service Shares.

Banks may act as Shareholder Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Shareholder Organization, its shareholder clients would be permitted by the Company to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

In connection with the sale of shares of the Fund, the Company will obtain representations from Shareholder
Organizations (as well as from Bank of America and the Administrator) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.
COPIPVM95P


                PACIFIC HORIZON MUTUAL FUNDS




                       Horizon Shares

PROSPECTUS

July1, 1995

                Pacific Horizon Shares of the
              Pacific Horizon Prime Value Fund

 (An Investment Portfolio Offered by Pacific Horizon Funds,
                            Inc.)

            [--- Unable To Translate Graphic ---]



This Prospectus applies to Pacific Horizon Shares of the
Pacific Horizon Prime Value Fund (the "Fund"). The Fund is designed to provide investors with daily liquidity.

The Fund's investment objective is to seek high current income and stability of principal. It seeks to achieve this objective by investing substantially all of its assets in a diversified portfolio of U.S. dollar-denominated "money market" instruments such as bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, in addition to obligations issued or guaranteed by U.S. and foreign governmental entities.

Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months (as well as certain U.S.Government obligations with floating or variable interest rates) may have longer maturities.

Shares of the Fund may be purchased or redeemed at any time without charge or penalty imposed by the Fund. Bank of America National Trust and Savings Association ("Bank of
America") acts as investment adviser to the Fund. Concord
Financial Group, Inc. sponsors the Fund and acts as its distributor and Concord Holding Corporation acts as its administrator, neither of which is affiliated with Bank of America.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. It should be read and retained for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July1, 1995, has been filed with the Securities and Exchange Commission and is available to investors upon request and without charge by calling the Fund's distributor at (800)332-3863. The Statement of Additional Information, as it may from time to time be further revised, is incorporated in its entirety by reference into this Prospectus.

[--- Unable To Translate Graphic ---]


Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.

[--- Unable To Translate Graphic ---]


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[--- Unable To Translate Graphic ---]


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This prospectus does not constitute an offer by the fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund or the distributor to make such offer in such jurisdiction.



                          Contents




Expense Information                         2
Financial Highlights                        3
Investment Objective and Policies           4
Management of the Fund                      9
Purchases of Shares                        11
Redemption of Shares                       13
Shareholder Services                       15
Dividends, Distributions and
  Taxes                                    16
Description of Shares                      17
Performance Calculations                   19



Distributor:               Investment Adviser:
Concord Financial Group, Inc. Bank of America National Trust
and Savings Association
125 West 55th Street       555 California Street
New York, NY 10019         San Francisco, CA 94104

Expense Information


The following table sets forth certain information regarding shareholder transaction expenses imposed by the Fund and the annual operating expenses the Fund expects to incur during its current fiscal year with respect to its Pacific Horizon Shares. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary.

Hypothetical examples based on the table are also shown.

                                      Prime Value
                                      Fund


         Shareholder Transaction Expenses

Sales Load Imposed on Purchases            None
Sales Load Imposed on Reinvested Dividends None
Deferred Sales Load                        None
Redemption Fees                            None


          Annual Fund Operating Expenses
     (as a percentage of average net assets)

Management Fees (After Fee Waivers)            .14%
All Other Expenses (After Fee Waivers)         .08%
  Special Management Services Fee (After Fee
    Waivers)                                   .00%
  Other Expenses                               .08%
Total Fund Operating Expenses (After Fee Waivers)      0.22%


Example                   1 Year     3 Years   5 Years   10 Years

You would pay the following expenses
on a $1,000 investment, assuming
(1)a 5% annual return and
(2)redemption at the end of each
time period:                $2          $7       $12       $28

The foregoing Expense Summary and Example are intended to assist investors in the Fund's Pacific Horizon Shares in understanding the expenses the class will pay. Investors bear these expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. Management Fees consist of an investment advisory fee and an administration fee, each fee payable at a maximum annual rate of .10% of the Fund's net assets, and a special management services fee payable at the annual rate of .32% of the Fund's average net assets. The Fund's Adviser and Administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time. Absent such fee waivers and expense reimbursements, it is estimated that the total operating expenses for Pacific Horizon Shares of the Fund would be .60%. See "Management of the Fund" for more complete descriptions of the various expenses referred to above.

THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS AND
OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING
EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


Financial Highlights

The table below sets forth certain information concerning the investment results of Pacific Horizon Shares of the Fund for the periods indicated. The information contained in the Financial High lights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's audited financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding
Throughout Each of the Periods Indicated:




                                              Year     Period
                                             Ended      Ended
                                           February  February
                                            28, 1995  28, 1994*


Net asset value per share, beginning of period          $1.00    $1.00
Income from Investment Operations:
  Net investment income                    0.0456     0.0302
Less Dividends:
  Dividends from net investment income                (0.0456)   (0.0302)
Net change in net asset value per share                0.0000    0.0000
Net asset value per share, end of period                $1.00    $1.00
Total return                                 4.66%      3.06%
Ratios/Supplemental Data:
  Net assets, end of period (000)         $77,733   $151,447
  Ratio of expenses to average net assets**              0.21%   0.18%
  Ratio of net investment income to average
    net assets**                             4.32%      3.15%
_______________

 * For the period March16, 1993 (commencement of operations) through February28, 1994.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.44% for the year ended February28, 1995 and 0.58% (annualized) for the period ended
     February28, 1994.

     Annualized.

   Not annualized.


Investment Objective and Policies

This section describes the investment objective and policies of the Fund. Assets of the Fund will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of the Fund will not exceed 90days. All securities acquired by the Fund will be determined by the adviser, under guidelines established by the Board of Directors of Pacific Horizon Funds, Inc. (the "Company"), to present minimal credit risks and will be "First Tier Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. The Appendixto the Statement of Additional Information includes a description of the applica ble NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by the Fund will be of comparable quality as determined by the Fund's adviser pursuant to guidelines approved by the Board of Directors.

The Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S.dollar-denominated money market instruments. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S.Government obligations with floating or variable interest rates, may have longer maturities.) The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments.

In pursuing its investment objective, the Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. In accordance with regulations of the Securities and Exchange Commission, the Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.
The following descriptions illustrate the types of instruments in which the Fund invests.

     Bank Obligations. The Fund may purchase U.S.dollar-denominated bank obligations such as time deposits, certificates of deposit and bankers' acceptances issued by domestic and foreign banks. Such banks must have total assets at the time of purchase in excess of $1billion. The
Fund may also make interest-bearing savings deposits in commercial banks in amounts not in excess of 5% of the Fund's total assets.

     Commercial Obligations. The Fund may purchase commercial paper, short-term notes, and bonds issued by domestic and foreign corpo rations that meet the Fund's maturity limitations. These instruments may include Canadian Commercial Paper ("CCP"), which is U.S.dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S.corporation, and Europaper, which is U.S.dollar-denominated commercial paper of a foreign issuer.

The Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section4(2) of the Securities Act of 1933 ("Section 4(2)paper"). Section4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section4(2) paper. Section4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or the Fund's adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     U.S.Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Examples of the types of U.S.Treasury obligations that may be held by the Fund include U.S.Treasury bills and notes, including "stripped" securities (both interest-only and principal-only) issued by the U.S.Treasury and recorded in the Federal Reserve book-entry record-keeping system. "Stripped" U.S.Treasury securities include zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities. Obligations of certain agencies and instrumentalities of the U.S.Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S.Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S.Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

     Foreign Government Obligations. The Fund may invest in U.S.dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

     Asset-Backed Securities. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

     Participations. The Fund may purchase from domestic financial institutions participation interests in high quality debt securities. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest is unrated, the adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Company's Board of Directors. The Fund intends only to purchase participations from an entity or syndicate, and does not intend to serve as a co-lender in any participation. For certain participation interests, the Fund will have the right to demand payment, on not more than 30days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest might be deemed to be an extension of credit by the Fund to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In such event, the ability of the Fund to obtain repayment might depend on the issuing financial institution.

     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions, such as banks and broker-dealers as are deemed creditworthy by the adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Fund intends only to enter into repurchase agreements having maturities not exceeding 60days. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value (including accrued interest) will be continuously monitored by the adviser on an ongoing basis. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agree ments are considered to be loans under the Investment Company Act of 1940.

     Reverse Repurchase Agreements. The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the adviser will continuously monitor the account to insure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repur chase agreement will reduce the Fund's net investment income. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.


       Variable and Floating Rate Instruments. Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain U.S.Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Fund are subject to the percentage limitations described below under "Illiquid Investments." The adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Fund invests, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by the Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives the Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Fund's adviser has determined meets the quality standards for the Fund.

The Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

       When-Issued Purchases, Forward Commitments and Delayed Settlements. The Fund may purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund's liquidity and the ability of the adviser to manage the Fund's portfolio may be adversely affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Fund's assets. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective.

     Securities Lending. To increase income on portfolio securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Government, securities of U.S. Government agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

     Foreign Investments. Because the Fund may hold securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S.domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer.

     Illiquid Investments. The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements, securities loans and time deposits that do not provide for payment to the Fund within seven days after notice and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule144A, are subject to this 10% limit (unless such securities are commercial paper and variable amount master demand notes with maturities of nine months or less or unless the Board or the adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists).

     Investment Limitations. The Fund's investment objective is a fundamental policy that may not be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940). The Fund's policies may be changed by the Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A descrip tion of certain other fundamental investment limitations is contained in the Statement of Additional Information.

The Fund may not:

1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the Fund's total assets to be invested in the securities of one or more issuers conducting their principal business activities in any other industry, provided that (a)there is no limitation with respect to obligations issued or guaranteed by the U.S.Government, its agencies or instrumentalities or repurchase agreements secured by such obligations;
     (b)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c)the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

2. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowings. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Prospectus or the Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

Investment Decisions. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by the adviser and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which the adviser believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), the adviser may take into account the sale of shares of the Fund by broker-dealers and other financial institutions (including affiliates of the adviser and the Fund's Distributor), provided the adviser believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

Management of the Fund

Board of Directors. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

Investment Adviser. Bank of America National Trust and Savings Association ("Bank of America") serves as the Fund's investment adviser. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal bank ing affiliates operate branches in ten U.S.states as well as corporate banking and business credit offices in major U.S.cities and branches, corporate offices and representative offices in 37 countries. Bank of America and its affiliates have over $50billion under management, including over $10billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser, Bank of America manages the Fund's investments and is responsible for all purchases and sales of the Fund's portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the follow ing annual rates: .10% of the first $7billion of the Fund's net assets, plus .09% of the next $3billion of the Fund's net assets, plus .08% of the Fund's net assets over $10billion.
This amount may be reduced pursuant to certain undertakings by Bank of America described below under "Fee Waivers." The
Fund paid advisory fees to the Bank of America at an effective annual rate of .07% of the Fund's net assets for the fiscal year ended February28, 1995, and Bank of America waived advisory fees at an effective annual rate of .03% of the Fund's net assets for the same period.

In addition, Bank of America is also entitled to fees under the Company's Special Management Services Agreement described below and may also receive fees charged directly to its custom ers' accounts in connection with investments in Fund shares.

Administrator. Concord Holding Corporation (the
"Administrator") serves as the Company's administrator and assists generally in supervising the Fund's operations. The
Administrator is a wholly-owned subsidiary of The BISYS
Group,Inc. Its offices are located at 125 West 55thStreet,
New York, New York 10019.

Under its basic administrative services agreement for the Fund, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Fund, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of Fund shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Fund's offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Fund's books and records; and the provision of various shareholder services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7billion of the Fund's net assets, plus .09% of the next $3billion of the Fund's net assets, plus .08% of the Fund's net assets over $10billion. The Fund paid administration fees to the Administrator at an effective annual rate of .07% of the Fund's net assets for the fiscal year ended February28, 1995, and the Administrator waived administration fees at an effective annual rate of .03% of the Fund's net assets for the same period.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed abovee.g., calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

Special Management Services Agreement. The Company has entered into a Special Management Services Agreement with Bank of America and the Administrator with respect to the Fund's Pacific Horizon Shares. Under the Agreement, Bank of
America and the Administrator have agreed to develop and monitor the investor programs that are offered from time to time in connection with Pacific Horizon Shares; provide dedicated walk-in and telephone facilities to handle shareholder inquiries and serve investor needs; develop and maintain specialized systems for the automatic investments of customers of Bank of America, the Administrator and selected broker/dealers; maintain the registration or qualification of the Fund's shares for sale under state securities laws; assume the expense of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares;
and provide various services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America and the Administrator waived, for the fiscal year ended February28, 1995, an aggregate fee at the annual rate of
 .32% of the average net asset value of the Fund's Pacific Horizon Shares outstanding from time to time. As stated below under "Description of Shares," this fee is borne by the Fund's Pacific Horizon Shares and is not paid to the Administrator and Bank of America with respect to the Fund's other series of shares.

Distributor. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of Fund shares. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Fund
(after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Fund's shares for sale to the public.

Custodian and Transfer Agent. The Bank of New York, located at 90Washington Street, New York, New York 10286, serves as the Fund's custodian. DST Systems, Inc. (the "Transfer
Agent"), 811Main, Kansas City, Missouri 64105-2005, serves as the Fund's transfer agent and dividend disbursing agent.

Fee Waivers. Except as noted in this Prospectus and the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. Fund expenses include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, fees payable under the Basic Administrative Services Agreement and Special Management Services Agreement, charges of custodians, transfer and dividend disbursing agents fees, certain insurance premiums, outside audit ing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation, telephone and personnel expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, costs of shareholders' reports and corporate meetings and any extraordinary expenses. From time to time during the course of the Fund's fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees and/or assume certain expenses of the Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

Purchases of Shares

Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") without a charge imposed by the Fund, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in shares of the Fund. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. The Fund reserves the right to reject any purchase order. Persons wish ing to purchase shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase shares in the manner described below.

An investor desiring to purchase shares by mailshould complete an Account Application and mail the Application and a check payable to"Pacific Horizon Prime Value Fund" totheCompany c/oDST Systems, Inc., P.O.Box419955,
Kansas City, Missouri 64141-6955. All subsequent payments should be mailed to DST Systems, Inc., P.O.Box419940, Kansas City, Missouri 64173-0298. An investor desiring to purchase shares by wire should request his bank to transmit immediately available funds by wire to The Bank of New York, ABA No.021000018, Pacific Horizon Funds,Inc. Prime Value Fund, DDA No.8900117796 for purchase of shares in the investor's name. It is important that the wire include the investor's name, address and tax identification number and indicate whether a new account is being established or a subsequent payment is being made to an established account. If a subsequent payment is being made, the investor's Fund account number should be included. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005.

A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S.dollars. Purchase orders in proper form are effected on a day on which both the Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") at the net asset value per share next determined after receipt by the Transfer Agent at its Kansas City office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. Purchase orders effected through automatic investment transactions on behalf of Bank of America's trust and agency accounts are received by Bank of America before 12:00noon (Pacific Time) and are effected as of 4:00p.m. (Eastern Time) on the same day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for the purchases of shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service Organization are executed only on days on which the particular institution is open for business.

The net asset value per share of the Fund is determined on each Business Day as of 12:00noon Eastern Time and the close of regular trading hours on the Exchange (or 4:00p.m.
Eastern Time if the Exchange is closed). In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional
Information under "Purchase and Redemption of Shares." The net asset value per share for purposes of pricing purchase and redemption orders for the Fund is determined independently of that for other portfolios of the Company.
For voice recorded price and yield information call
(800)227-1545.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Fund's Account Application for further information about this requirement.

In connection with the sale of shares of the Fund, the Company will obtain a representation from Service
Organizations (as well as from Bank of America and the Administrator) that they will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

TeleTrade. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of the Fund automatically entitles an investor to purchase Fund shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade Privilege. Appropriate information concerning the investor's bank must be provided in the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the check ing, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

TeleTrade purchases will be effected at the net asset value next determined after receipt of payment by the Fund's Transfer Agent. The Company may modify this Privilege at any time or charge a service fee upon notice to sharehold ers. No such fee currently is contemplated.

An investor who has selected the TeleTrade Privilege may request TeleTrade purchases bytelephoning the Transfer
Agent at (800)346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

Redemption of Shares

Investors whose shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of their Pacific Horizon Shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use the other redemption methods must arrange with Bank of America or a Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with one of the following procedures.

Regular Redemption. An investor may redeem shares in any amount by sending a written request to the Prime Value Fund, c/oDST Systems, Inc., P.O.Box419955, Kansas City,
Missouri 64141-6955. Redemption orders are effected upon receipt by the Transfer Agent at its Kansas City office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005. Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for (i)an amount in excess of $50,000 per day, (ii)any amount if the proceeds are to be sent elsewhere than to the address of record, and
(iii)an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

TeleTrade. An investor may redeem shares in the same manner and subject to the same limitations as described under "Purchases of Shares TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800)346-2087. Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss, or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

Wire Redemption. An investment in Pacific Horizon Shares of the Fund automatically entitles an investor to redeem shares by wire unless he indicates on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before shares may be redeemed by wire. Shareholders may instruct the Transfer Agent to redeem shares in the Fund on written, telegraphic or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application. Redemption proceeds must be in an amount of at least $1,000, and may be subject to limits as to frequency and overall amount. Wire redemptions may be terminated or modified by the Fund at any time. Shares issued in certificate form are not eligible for wire redemption. A shareholder should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemptions, see the Statement of Additional Information and the Fund's Account Application.

Other Redemption Information. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Fund ordinarily will make payment for all shares redeemed within three business days after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of seven business days after their purchase. This procedure does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor having purchased shares by wire must have filed an Account Application before any redemption requests can be honored.

The Fund imposes no charge when shares are redeemed. However, if shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Fund reserves the right to redeem accounts (other than non-working spousal IRA accounts) involuntarily, upon sixty days' written notice, if the account's net asset value falls below the $500 minimum balance.

Shareholder Services

The services and privileges described under this heading may not be available to certain clients of Bank of America and particular Service Organizations, and Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.

Individual Retirement Accounts ("IRAs"). The Company makes available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." For details contact the Distributor at (800)332-3863. The minimum initial investment for IRAs and SEP- IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250. The minimum initial investment for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The investor should read the IRA Disclosure Statement and the Bank Custodial Agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

Exchanges. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of the Fund for:1)Pacific Horizon Shares in another portfolio of the Company, or 2) ClassA shares of an investment portfolio of Time Horizon Funds, provided that such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of the Fund automatically entitles an investor to use this Privilege unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. A shareholder may telephone instructions by calling the Transfer Agent at (800)346-2087. See "Redemption of Shares TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions. When Fund shares are exchanged for shares of another portfolio in the Company (or for ClassA shares of an investment portfolio of Time Horizon Funds) which are sold with a sales load, the applicable sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applica ble to use of the Exchange Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the Securities and Exchange Commission.

Automatic Investment Program. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares of the Fund (minimum $50per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment requirement for investors establishing an Automatic Investment account is $50. To establish an Automatic Investment Account, an investor must check the appropriate box and supply the necessary information on the Account Application or file a written request with the Transfer Agent. Such applications are available from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O.Box419955, Kansas City, Missouri 64141-6955 and notification will be effective three business days following receipt. The Company may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

Direct Deposit Program. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he or she is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares (minimum of $100 and maximum of $50,000 per transaction) by having these payments automatically deposited into his or her Fund account. Aninvestor may deposit as much of such paymentsashe or she elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800)346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his or her participation by notifying the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30days' notice to the investor.

Automatic Withdrawal Plan. Investors having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent.

Dividends, Distributions and Taxes

Dividends and Distributions. The shareholders of the Fund are entitled to dividends and distributions arising from the net income and realized gains, if any, earned on investments held by the Fund. The Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward. Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc. Prime Value Fund, c/oDST Systems, Inc., P.O.Box419955, Kansas City, Missouri 64141-6955, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

Federal Taxes. Management of the Company believes that the Fund qualified for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and it is intended that the Fund will qualify as a regulated investment company as long as such qualification is in the best interest of the Fund's shareholders. Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, the Fund contemplates declaring as dividends at least 90% of its investment company taxable income for each taxable year. An investor of the Fund who receives a dividend derived from net investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional Fund shares. Because all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Fund will be eligible for the dividends received deduction for corporations.

Although the Fund anticipates that it will not have net long-term capital gains, any distribution of the Fund's excess of net long-term capital gains over its net short-term capital losses will be taxable to shareholders as long-term capital gains regardless of how long the shareholder has held Fund shares.
Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders on December31, if such dividends are paid during January of the following year.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

State and Local Taxes. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

Description of Shares

The Company was organized on October27, 1982 as a Maryland corporation, and is registered under the Investment Company
Act of 1940 as an open-end management investment company.

The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Fund, which is classified as a diversified company under the Investment Company Act of 1940: one and one-half billion Pacific Horizon Shares; one and one-half billion Horizon Service Shares; and eight billion Horizon Shares. Horizon Service Shares and Horizon Shares of the Fund are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate prospectuses available from the Distributor. This Prospectus relates primarily to Pacific Horizon Shares of the Fund and describes only the investment objective and policies, operations, contracts and other matters relating to such shares.

Each Pacific Horizon Share, Horizon Service Share and Horizon Share in the Fund has a par value of $.001 and is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to the Fund and in the net distributable assets of the Fund on liquidation. Holders of the Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agree ment for Pacific Horizon Shares. Similarly, hold ers of Horizon Service Shares bear the fees described in the separate Prospectus for such shares that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. The fees paid under the Share holder Services Plan are for services provided by institutional investors to their customers in connection with Horizon Service Shares, and Share holder Organizations do not receive similar fees with respect to the Fund's Horizon Shares or Pacific Horizon Shares. As a result, at any given time, the net yield on the Fund's Pacific Horizon Shares is expected to be approximately .07% lower than the yield on the Fund's Horizon Service Shares and .32% lower than the yield on the Fund's Horizon Shares. Standardized yield quotations will be computed separately for each series of Shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or seriesexcept as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that shareholders of the Fund will vote separately by class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Pacific Horizon Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Special Management Services Agreement. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

Performance Calculations

From time to time the "yield" or "effective yield" of the
Fund may be quoted in advertisements or reports to
shareholders. Both yield figures are based on historical
earnings and are not intended to indicate future
performance. The"yield" of the Fund refers to the income
generated by an investment in the Fund over a seven-day
period (which period will be stated in the advertisement or
report). This income is then "annualized"   that is, the
amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage ofthe investment. The
"effective yield" is calculatedsimilarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Additionally, the Fund's yield may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Fund's yield may be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Bar ron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Fund's yield. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessa rily be used to compare an investment in the shares of the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or other institutional investors directly to their customers in connection with investments in Fund shares (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) are not included in the Fund's calculations of yield.

                       _______________

Shareholder inquiries should be addressed to the Distributor at the address or telephone number stated on the inside cover of this prospectus.






                PACIFIC HORIZON MUTUAL FUNDS



                         COPPVMM95P



                      Prime Value Fund



                         PROSPECTUS

                        July1, 1995









                      NOT FDIC INSURED


                             and

                   Horizon Service Shares

                           of the

                      Prime Value Fund



                         PROSPECTUS

                        July1, 1995






                      NOT FDIC INSURED